UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

(Amendment No.    )

Filed by the Registrant  ☒                            Filed by a Party other than the Registrant  ☐

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☒	Preliminary Proxy Statement

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☐	Definitive Proxy Statement

☐	Definitive Additional Materials

☐	Soliciting Material Pursuant to §240.14a-12

Nuveen All Cap Energy MLP Opportunities Fund (JMLP)

Nuveen Connecticut Premium Income Municipal Fund (NTC)

Nuveen Credit Strategies Income Fund (JQC)

Nuveen Flexible Investment Income Fund (JPW)

Nuveen Floating Rate Income Fund (JFR)

Nuveen Floating Rate Income Opportunity Fund (JRO)

Nuveen Georgia Dividend Advantage Municipal Fund 2 (NKG)

Nuveen Intermediate Duration Municipal Term Fund (NID)

Nuveen Intermediate Duration Quality Municipal Term Fund (NIQ)

Nuveen Maryland Premium Income Municipal Fund (NMY)

Nuveen Missouri Premium Income Municipal Fund (NOM)

Nuveen North Carolina Premium Income Municipal Fund (NNC)

Nuveen Preferred and Income Term Fund (JPI)

Nuveen Preferred Income Opportunities Fund (JPC)

Nuveen Quality Preferred Income Fund (JTP)

Nuveen Quality Preferred Income Fund 2 (JPS)

Nuveen Quality Preferred Income Fund 3 (JHP)

Nuveen Senior Income Fund (NSL)

Nuveen Short Duration Credit Opportunities Fund (JSD)

Nuveen Virginia Premium Income Municipal Fund (NPV)

Nuveen New York Dividend Advantage Municipal Fund (NAN)

Nuveen New York Dividend Advantage Municipal Fund 2 (NXK)

Nuveen New York Performance Plus Municipal Fund, Inc. (NNP)

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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Important Notice to Fund Shareholders

June     , 2014

Although we recommend that you read the complete Proxy Statement, for your convenience, we have provided a brief overview of the issues to be voted on.

Q.	Why am I receiving this Proxy Statement?

A.	You are being asked to vote on several important matters affecting your Fund:

(1)	Approval of a New Investment Management Agreement. Nuveen Fund Advisors, LLC (“Nuveen Fund Advisors” or the “Adviser”) serves as your Fund’s investment adviser. Nuveen Investments, Inc. (“Nuveen”), the parent company of Nuveen Fund Advisors, recently announced its intention to be acquired by TIAA-CREF (the “Transaction”). In the event the Transaction takes place, securities laws require your Fund’s shareholders to approve a new investment management agreement between Nuveen Fund Advisors and the Fund to permit Nuveen Fund Advisors to continue to serve as investment adviser to your Fund.

(2)	Approval of a New Investment Sub-Advisory Agreement. Nuveen Fund Advisors has retained one or more sub-advisers to manage all or a portion of the assets of your Fund. In the event the Transaction takes place, shareholders of your Fund must approve a new sub-advisory agreement between Nuveen Fund Advisors and each sub-adviser to your Fund, to permit such sub-adviser to continue to manage your Fund.

(3)	Approval of Fund Board Nominees. Shareholders of certain Funds will elect one or more Board Members. The Board Members standing for election currently serve as Board Members, having been appointed as Board Members effective September 1, 2013, but have not yet been elected by shareholders. The specific nominees for each Fund are identified in the enclosed proxy statement.

Your Fund’s Board, including the independent Board Members, unanimously recommends that you vote FOR each proposal applicable to your Fund.

Your vote is very important. We encourage you as a shareholder to participate in your Fund’s governance by returning your vote as soon as possible. If enough shareholders do not cast their votes, your Fund may not be able to hold its meeting or the vote on each issue, and additional solicitation costs may need to be incurred in order to obtain sufficient shareholder participation.

Q.	How will I as a Fund shareholder be affected by the Transaction?

A.	Your Fund investment will not change as a result of Nuveen’s change of ownership. You will still own the same Fund shares before and after the Transaction. Nuveen Fund Advisors and your Fund’s sub-adviser(s) will continue to manage your Fund according to the same objectives and policies as before, and do not anticipate any significant changes to your Fund’s operations.

TIAA-CREF is a national financial services organization with approximately $569 billion in assets under management, as of March 31, 2014, and is the leading provider of retirement services in the academic, research, medical and cultural fields. Nuveen will operate as a separate subsidiary within TIAA-CREF’s asset management business. Nuveen’s current leadership and key investment teams are expected to stay in place.

Q.	Will there be any important differences between my Fund’s new investment management agreement and sub-advisory agreement(s) and the current agreements?

A.	No. The terms of the new and current agreements are substantially identical. There will be no change in the contractual management fees you pay.

Q.	What will happen if shareholders of my Fund do not approve the new investment management agreement or sub-advisory agreement(s) before consummation of the Transaction?

A.	Nuveen Fund Advisors and your Fund’s sub-adviser(s) will continue to manage your Fund under an interim investment management agreement and an interim sub-advisory agreement, but must place their compensation for their services during this interim period in escrow, pending shareholder approval. Your Fund’s Board urges you to vote without delay in order to avoid potential disruption to the Fund’s operations.

Q.	Who do I call if I have questions?

A.	If you need any assistance, or have any questions regarding the proposals or how to vote your shares, please call Computershare Fund Services, your Fund’s proxy solicitor, at (866) 209-5784 with your proxy material.

Q.	How do I vote my shares?

A.	You can vote your shares by completing and signing the enclosed proxy card, and mailing it in the enclosed postage-paid envelope. Alternatively, you may vote by telephone by calling the toll-free number on the proxy card or by computer by going to the Internet address provided on the proxy card and following the instructions, using your proxy card as a guide.

Q.	Will anyone contact me?

A.	You may receive a call from Computershare Fund Services, the proxy solicitor hired by the Funds, to verify that you received your proxy materials, to answer any questions you may have about the proposals and to encourage you to vote your proxy.

Notice of Special Meeting of Shareholders to be held on August 5, 2014	333 West Wacker Drive Chicago, Illinois 60606 (800) 257-8787

June     , 2014

Nuveen All Cap Energy MLP Opportunities Fund (JMLP)

Nuveen Connecticut Premium Income Municipal Fund (NTC)

Nuveen Credit Strategies Income Fund (JQC)

Nuveen Flexible Investment Income Fund (JPW)

Nuveen Floating Rate Income Fund (JFR)

Nuveen Floating Rate Income Opportunity Fund (JRO)

Nuveen Georgia Dividend Advantage Municipal Fund 2 (NKG)

Nuveen Intermediate Duration Municipal Term Fund (NID)

Nuveen Intermediate Duration Quality Municipal Term Fund (NIQ)

Nuveen Maryland Premium Income Municipal Fund (NMY)

Nuveen Missouri Premium Income Municipal Fund (NOM)

Nuveen North Carolina Premium Income Municipal Fund (NNC)

Nuveen Preferred and Income Term Fund (JPI)

Nuveen Preferred Income Opportunities Fund (JPC)

Nuveen Quality Preferred Income Fund (JTP)

Nuveen Quality Preferred Income Fund 2 (JPS)

Nuveen Quality Preferred Income Fund 3 (JHP)

Nuveen Senior Income Fund (NSL)

Nuveen Short Duration Credit Opportunities Fund (JSD)

Nuveen Virginia Premium Income Municipal Fund (NPV)

Nuveen New York Dividend Advantage Municipal Fund (NAN)

Nuveen New York Dividend Advantage Municipal Fund 2 (NXK)

Nuveen New York Performance Plus Municipal Fund, Inc. (NNP)

To the Shareholders of the Above Funds:

Notice is hereby given that the Special Meeting of Shareholders (the “Meeting”) of each of Nuveen All Cap Energy MLP Opportunities Fund (“JMLP”), Nuveen Connecticut Premium Income Municipal Fund (“NTC”), Nuveen Credit Strategies Income Fund (“JQC”), Nuveen Flexible Investment Income Fund (“JPW”), Nuveen Floating Rate Income Fund (“JFR”), Nuveen Floating Rate Income Opportunity Fund (“JRO”), Nuveen Georgia Dividend Advantage Municipal Fund 2 (“NKG”), Nuveen Intermediate Duration Municipal Term Fund (“NID”), Nuveen Intermediate Duration Quality Municipal Term Fund (“NIQ”), Nuveen Maryland Premium Income Municipal Fund (“NMY”), Nuveen Missouri Premium Income Municipal Fund (“NOM”), Nuveen North Carolina Premium Income Municipal Fund (“NNC”), Nuveen Preferred and Income Term Fund (“JPI”), Nuveen Preferred Income Opportunities Fund (“JPC”), Nuveen Quality Preferred

Income Fund (“JTP”), Nuveen Quality Preferred Income Fund 2 (“JPS”), Nuveen Quality Preferred Income Fund 3 (“JHP”), Nuveen Senior Income Fund (“NSL”), Nuveen Short Duration Credit Opportunities Fund (“JSD”), Nuveen Virginia Premium Income Municipal Fund (“NPV”), Nuveen New York Dividend Advantage Municipal Fund (“NAN”) and Nuveen New York Dividend Advantage Municipal Fund 2 (“NXK”), each a Massachusetts business trust, and Nuveen New York Performance Plus Municipal Fund, Inc. (“NNP”), a Minnesota corporation (each, a “Fund” and collectively, the “Funds”), will be held (along with meetings of shareholders of several other Nuveen funds) in the offices of Nuveen Investments, 333 West Wacker Drive, Chicago, Illinois 60606, on Tuesday, August 5, 2014, at 10:00 a.m., Central time, for the following purposes and to transact such other business, if any, as may properly come before the Meeting:

Matters to Be Voted on by Shareholders:

1.	To approve a new investment management agreement between each Fund and Nuveen Fund Advisors, LLC (“Nuveen Fund Advisors” or the “Adviser”), each Fund’s investment adviser.

2.	To approve a new sub-advisory agreement between Nuveen Fund Advisors and each sub-adviser below to succeed the current sub-advisory agreement with that sub-adviser, as applicable:

a.	To approve a new sub-advisory agreement between Nuveen Fund Advisors and Nuveen Asset Management, LLC;

b.	To approve a new sub-advisory agreement between Nuveen Fund Advisors and NWQ Investment Management Company, LLC;

c.	To approve a new sub-advisory agreement between Nuveen Fund Advisors and Symphony Asset Management LLC;

d.	To approve a new sub-advisory agreement between Nuveen Fund Advisors and Advisory Research, Inc.; and

e.	To approve a new sub-advisory agreement between Nuveen Fund Advisors and Spectrum Asset Management Inc.

3.	To elect Board Members in the following manner:

a.	For NTC, JFR, JRO, NKG, NMY, NOM, NNC, JPI, NSL, JSD and NPV: three (3) Board Members to be elected by all shareholders; or

b.	For JQC, JPW, NID, NIQ, JPC, JTP, JPS, JHP NAN and NXK: one (1) Board Member to be elected by all shareholders.

Please see the table contained on page 3 of the enclosed joint proxy statement, which indicates which proposals shareholders of each Fund are being asked to approve.

Shareholders of record at the close of business on June 6, 2014 are entitled to notice of and to vote at the Meeting.

All shareholders are cordially invited to attend the Meeting. In order to avoid delay and additional expense and to assure that your shares are represented, please vote as promptly as possible, regardless of whether or not you plan to attend the Meeting. You may vote by mail, telephone or over the Internet. To vote by mail, please mark, sign, date and mail the enclosed proxy card. No postage is required if mailed in the United States. To vote by telephone, please call the toll-free number located on your proxy card and follow the recorded instructions, using your proxy card as a guide. To vote over the Internet, go to the Internet address provided on your proxy card and follow the instructions, using your proxy card as a guide.

If you intend to attend the Meeting in person and you are a record holder of a Fund’s shares, in order to gain admission you must show photographic identification, such as your driver’s license. If you intend to attend the Meeting in person and you hold your shares through a bank, broker or other custodian, in order to gain admission you must show photographic identification, such as your driver’s license, and satisfactory proof of ownership of shares of a Fund, such as your voting instruction form (or a copy thereof) or broker’s statement indicating ownership as of a recent date. If you hold your shares in a brokerage account or through a bank or other nominee, you will not be able to vote in person at the Meeting unless you have previously requested and obtained a “legal proxy” from your broker, bank or other nominee and present it at the Meeting.

Kevin J. McCarthy

Vice President and Secretary

Joint Proxy Statement	333 West Wacker Drive Chicago, Illinois 60606 (800) 257-8787

June     , 2014

This Joint Proxy Statement is first being mailed to shareholders on or about June     , 2014.

Nuveen All Cap Energy MLP Opportunities Fund (JMLP)

Nuveen Connecticut Premium Income Municipal Fund (NTC)

Nuveen Credit Strategies Income Fund (JQC)

Nuveen Flexible Investment Income Fund (JPW)

Nuveen Floating Rate Income Fund (JFR)

Nuveen Floating Rate Income Opportunity Fund (JRO)

Nuveen Georgia Dividend Advantage Municipal Fund 2 (NKG)

Nuveen Intermediate Duration Municipal Term Fund (NID)

Nuveen Intermediate Duration Quality Municipal Term Fund (NIQ)

Nuveen Maryland Premium Income Municipal Fund (NMY)

Nuveen Missouri Premium Income Municipal Fund (NOM)

Nuveen North Carolina Premium Income Municipal Fund (NNC)

Nuveen Preferred and Income Term Fund (JPI)

Nuveen Preferred Income Opportunities Fund (JPC)

Nuveen Quality Preferred Income Fund (JTP)

Nuveen Quality Preferred Income Fund 2 (JPS)

Nuveen Quality Preferred Income Fund 3 (JHP)

Nuveen Senior Income Fund (NSL)

Nuveen Short Duration Credit Opportunities Fund (JSD)

Nuveen Virginia Premium Income Municipal Fund (NPV)

This Joint Proxy Statement is furnished in connection with the solicitation by the board of trustees (each a “Board” and collectively, the “Boards,” and each trustee a “Board Member” and collectively, the “Board Members”) of each of Nuveen All Cap Energy MLP Opportunities Fund (“JMLP”), Nuveen Connecticut Premium Income Municipal Fund (“NTC”), Nuveen Credit Strategies Income Fund (“JQC”), Nuveen Flexible Investment Income Fund (“JPW”), Nuveen Floating Rate Income Fund (“JFR”), Nuveen Floating Rate Income Opportunity Fund (“JRO”), Nuveen Georgia Dividend Advantage Municipal Fund 2 (“NKG”), Nuveen Intermediate Duration Municipal Term Fund (“NID”), Nuveen Intermediate Duration Quality Municipal Term Fund (“NIQ”), Nuveen Maryland Premium Income Municipal Fund (“NMY”), Nuveen Missouri Premium Income Municipal Fund (“NOM”), Nuveen North Carolina Premium Income Municipal Fund (“NNC”), Nuveen Preferred and Income Term Fund (“JPI”), Nuveen Preferred Income Opportunities Fund (“JPC”), Nuveen Quality Preferred Income Fund (“JTP”), Nuveen Quality Preferred Income Fund 2 (“JPS”), Nuveen Quality Preferred Income Fund 3 (“JHP”), Nuveen Senior Income Fund (“NSL”), Nuveen Short Duration Credit Opportunities Fund (“JSD”),

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Nuveen Virginia Premium Income Municipal Fund (“NPV”), Nuveen New York Dividend Advantage Municipal Fund (“NAN”) and Nuveen New York Dividend Advantage Municipal Fund 2 (“NXK”), each a Massachusetts business trust, and Nuveen New York Performance Plus Municipal Fund, Inc. (“NNP”), a Minnesota corporation (each, a “Fund” and collectively, the “Funds”), of proxies to be voted at the Special Meeting of Shareholders to be held (along with the meeting of shareholders of several other Nuveen funds) in the offices of Nuveen Investments, 333 West Wacker Drive, Chicago, Illinois 60606, on Tuesday, August 5, 2014, at 10:00 a.m., Central time (for each Fund, a “Meeting” and collectively, the “Meetings”), and at any and all adjournments, postponements or delays thereof.

This Joint Proxy Statement solicits the holders of common shares of each Fund and holders of Variable Rate Demand Preferred Shares (“VRDP”) of NPV and NNP, Variable Rate Term Preferred Shares (“VRTP”) of JFR, JRO, NSL, NAN and NXK, Variable Rate MuniFund Term Preferred Shares (“VMTP”) of NKG, NMY, NTC, NID, NIQ and NNC and MuniFund Term PreferredShares (“MTP”) of NOM. VRDP Shares, VRTP Shares, VMTP Shares and MTP Shares are collectively referred to herein as “Preferred Shares.” The common shares of each Fund are listed on the New York Stock Exchange, except NOM, which are listed on the NYSE MKT. The MTP Shares of NOM are listed on the New York Stock Exchange under the ticker symbol “NOM PRC.”

Proposals

1.	To approve a new investment management agreement between each Fund and Nuveen Fund Advisors, LLC (“Nuveen Fund Advisors” or the “Adviser”), each Fund’s investment adviser.

2.	To approve a new sub-advisory agreement between Nuveen Fund Advisors and each sub-adviser below to succeed the current sub-advisory agreement with that sub-adviser, as applicable:

a.	To approve a new sub-advisory agreement between Nuveen Fund Advisors and Nuveen Asset Management, LLC (“NAM”);

b.	To approve a new sub-advisory agreement between Nuveen Fund Advisors and NWQ Investment Management Company, LLC (“NWQ”);

c.	To approve a new sub-advisory agreement between Nuveen Fund Advisors and Symphony Asset Management LLC (“Symphony”);

d.	To approve a new sub-advisory agreement between Nuveen Fund Advisors and Advisory Research, Inc. (“ARI”); and

e.	To approve a new sub-advisory agreement between Nuveen Fund Advisors and Spectrum Asset Management Inc. (“Spectrum”).

3.	To elect Board Members in the following manner:

a.	three (3) Board Members to be elected by all shareholders; or

b.	one (1) Board Member to be elected by all shareholders.

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The following table indicates which Funds’ shareholders are solicited with respect to each proposal:

Fund	1	2(a)	2(b)	2(c)	2(d)	2(e)	3(a)	3(b)
JMLP	X				X
NTC	X	X					X
JQC	X			X				X
JPW	X		X					X
JFR	X			X			X
JRO	X			X			X
NKG	X	X					X
NID	X	X						X
NIQ	X	X						X
NMY	X	X					X
NOM	X	X					X
NNC	X	X					X
JPI	X	X					X
JPC	X	X	X					X
JTP	X					X		X
JPS	X					X		X
JHP	X					X		X
NSL	X			X			X
JSD	X			X			X
NPV	X	X					X
NAN	X	X						X
NXK	X	X						X
NNP	X	X

All shareholders of each Fund will vote on each applicable proposal. With respect to NTC, JFR, JRO, NKG, NID, NIQ, NMY, NOM, NNC, NSL, NPV, NNP, NAN and NXK holders of common shares and holders of Preferred Shares will vote together as a single class on each applicable proposal.

Voting Information

On the proposals coming before each Meeting as to which a choice has been specified by shareholders on the proxy, the shares will be voted accordingly. If a properly executed proxy is returned and no choice is specified, the shares will be voted:

•	FOR the approval of the new investment management agreement,

•	FOR the approval of the applicable new sub-advisory agreement(s), and

•	FOR the election of the Board Member nominees listed in this Joint Proxy Statement.

Shareholders who execute proxies may revoke them at any time before they are voted by filing a written notice of revocation, by delivering a duly executed proxy bearing a later date, or by

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attending the Meeting and voting in person. A prior proxy can also be revoked by voting again through the toll-free number or the Internet address listed in the proxy card. Merely attending the Meeting, however, will not revoke any previously submitted proxy.

A quorum of shareholders is required to take action at each Meeting. A majority of the shares entitled to vote at each Meeting, represented in person or by proxy, will constitute a quorum of shareholders at that Meeting. Votes cast by proxy or in person at each Meeting will be tabulated by the inspectors of election appointed for that Meeting. The inspectors of election will determine whether or not a quorum is present at the Meeting. The inspectors of election will treat abstentions and “broker non-votes” (i.e., shares held by brokers or nominees, typically in “street name,” as to which (i) instructions have not been received from the beneficial owners or persons entitled to vote and (ii) the broker or nominee does not have discretionary voting power on a particular matter) as present for purposes of determining a quorum.

Broker-dealer firms holding shares of a Fund in “street name” for the benefit of their customers and clients will request the instructions of such customers and clients on how to vote their shares before the Meeting. The Funds understand that, under the rules of the New York Stock Exchange, such broker-dealer firms may for certain “routine” matters, without instructions from their customers and clients, grant discretionary authority to the proxies designated by the Board to vote if no instructions have been received prior to the date specified in the broker-dealer firm’s request for voting instructions. Proposal 3 is a “routine” matter and beneficial owners who do not provide proxy instructions or who do not return a proxy card may have their shares voted by broker-dealer firms in favor of proposal 3.

VRDP Shares held in “street name” as to which voting instructions have not been received from the beneficial owners or persons entitled to vote as of one business day before the Meeting, or, if adjourned, one business day before the day to which the Meeting is adjourned, and that would otherwise be treated as “broker non-votes” may, pursuant to Rule 452 of the New York Stock Exchange, be voted by the broker on the proposal in the same proportion as the votes cast by all holders of VRDP Shares as a class who have voted on the proposal, or in the same proportion as the votes cast by all holders of Preferred Shares of the Fund who have voted on that item. Rule 452 permits proportionate voting of VRDP Shares with respect to a particular item if, among other things, (i) a minimum of 30% of the VRDP Shares or shares of a series of VRDP Shares outstanding has been voted by the holders of such shares with respect to such item, (ii) less than 10% of the VRDP Shares or shares of a series of VRDP Shares outstanding has been voted by the holders of such shares against such item and (iii) for any proposal as to which holders of common shares and Preferred Shares vote as a single class, holders of common shares approve the proposal. For the purpose of meeting the 30% test, abstentions will be treated as shares “voted” and, for the purpose of meeting the 10% test, abstentions will not be treated as shares “voted” against the item.

Broker-dealers who are not members of the New York Stock Exchange may be subject to other rules, which may or may not permit them to vote your shares without instruction. We urge you to provide instructions to your broker or nominee so that your votes may be counted.

The details of the proposals to be voted on by the shareholders of each Fund and the vote required for approval of the proposals are set forth under the description of the proposals below.

The Boards have determined that the use of this Joint Proxy Statement for each Meeting is in the best interest of each Fund in light of the similar proposals being considered and voted on by the shareholders. Certain other Nuveen funds, not listed in this Joint Proxy Statement, will

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also hold meetings of shareholders with similar proposals. If you were also a shareholder of record of one or more of those other funds on the record date established for the meetings of shareholders of such other funds, you will receive a separate proxy statement and proxy card(s) relating to those funds. Shareholders of each Fund will vote separately on the respective proposals relating to their Fund. In any event, an unfavorable vote on any proposal by the shareholders of one Fund will not affect the implementation of such proposal by another Fund if the proposal is approved by the shareholders of that Fund. However, proposals 1 and 2 will only take effect upon the closing of the Transaction (as defined herein), which is conditioned upon obtaining the consent of a specified percentage of Nuveen clients (including through shareholder approval of proposal 1).

Shares Outstanding

Those persons who were shareholders of record at the close of business on June 6, 2014 (the “Record Date”), will be entitled to one vote for each share held and a proportionate fractional vote for each fractional share held. As of the Record Date, the shares of the Funds were issued and outstanding as follows:

Fund	Common Shares	Preferred Shares
JMLP		N/A
NTC		VMTP, Series :
JQC		N/A
JPW		N/A
JFR		VRTP, Series C-4:
JRO		VRTP, Series C-4:
NKG		VMTP, Series :
NID		VMTP Series 2016:
NIQ		VMTP Series 2016:
NMY		VMTP, Series :
NOM		MTP, Series 2015 (NOM PRC):
NNC		VMTP, Series :
JPI		N/A
JPC		N/A
JTP		N/A
JPS		N/A
JHP		N/A
NSL		VRTP, Series C-4:
JSD		N/A
NPV		VRDP, Series 1:
NAN		VMTP, Series :
NXK		VMTP, Series :
NNP		VRDP, Series 1:

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PROPOSAL 1: APPROVAL OF NEW INVESTMENT MANAGEMENT AGREEMENTS

Background

Under an investment management agreement between Nuveen Fund Advisors and each Fund (each, an “Original Investment Management Agreement” and collectively, the “Original Investment Management Agreements”), Nuveen Fund Advisors serves as each Fund’s investment adviser and is responsible for each Fund’s overall investment strategy and its implementation. The date of each Fund’s Original Investment Management Agreement and the date on which it was last approved by shareholders and approved for continuance by the Board are provided in Appendix A.

Nuveen Fund Advisors is a wholly-owned subsidiary of Nuveen Investments, Inc. (“Nuveen”). Nuveen is a wholly-owned subsidiary of Windy City Investments, Inc. (“Windy City”), a corporation formed by an investor group led by Madison Dearborn Partners, LLC (“MDP”), a private equity investment firm based in Chicago, Illinois. Windy City is controlled by MDP on behalf of the Madison Dearborn Capital Partner V funds.

On April 14, 2014, TIAA-CREF entered into a Purchase and Sale Agreement (the “Transaction Agreement”) to acquire Nuveen from the investor group led by MDP. TIAA-CREF is a national financial services organization with approximately $569 billion in assets under management, as of March 31, 2014, and is the leading provider of retirement services in the academic, research, medical and cultural fields. If the Transaction is completed, Nuveen will become a wholly-owned subsidiary of TIAA-CREF. Nuveen will operate as a separate subsidiary within TIAA-CREF’s asset management business. Nuveen’s current leadership and key investment teams are expected to stay in place.

Each Original Investment Management Agreement, as required by Section 15 of the Investment Company Act of 1940 (the “1940 Act”), provides for its automatic termination in the event of its “assignment” (as defined in the 1940 Act). Any change in control of the Adviser is deemed to be an assignment. The consummation of the Transaction will result in a change in control of the Adviser and therefore cause the automatic termination of each Original Investment Management Agreement, as required by the 1940 Act.

Completion of the Transaction is subject to a number of conditions, including obtaining consent to the Transaction by a certain percentage of Nuveen’s clients representing at least 80% of annualized investment advisory, investment management and sub-advisory fees (which includes fund shareholder approval of new investment management agreements with Nuveen Fund Advisors). Nuveen and TIAA-CREF currently expect to complete the Transaction by year-end 2014.

The Transaction has been structured in reliance upon Section 15(f) of the 1940 Act. Section 15(f) provides in substance that when a sale of a controlling interest in an investment adviser occurs, the investment adviser or any of its affiliated persons may receive any amount or benefit in connection with the sale so long as two conditions are satisfied. The first condition of Section 15(f) is that, during the three-year period following the consummation of a transaction, at least 75% of the investment company’s board of directors must not be “interested persons” (as defined in the 1940 Act) of the investment adviser or predecessor adviser. Each of the Funds currently meets this test. Second, an “unfair burden” (as defined in the 1940 Act, including any interpretations or no-action letters of the Securities and Exchange Commission (the “SEC”) or the staff of the SEC) must not be imposed on the investment company as a re-

6

sult of the transaction relating to the sale of such interest, or any express or implied terms, conditions or understandings applicable thereto. The term “unfair burden” (as defined in the 1940 Act) includes any arrangement, during the two-year period after the transaction, whereby the investment adviser (or predecessor or successor adviser), or any “interested person” (as defined in the 1940 Act) of such an adviser, receives or is entitled to receive any compensation directly or indirectly, from the investment company or its security holders (other than fees for bona fide investment advisory or other services) or from any person in connection with the purchase or sale of securities or other property to, from or on behalf of the investment company (other than bona fide ordinary compensation as principal underwriter for the investment company). Under the Transaction Agreement, TIAA-CREF acknowledges the sellers’ reliance on Section 15(f) of the 1940 Act and has agreed that it will, and will cause its affiliates to, use commercially reasonable efforts to enable the provisions of Section 15(f) to be true in relation to the Funds.

To prevent the occurrence of an “unfair burden” under Section 15(f), Nuveen has committed, for a period of two years from the date of the closing of the Transaction, not to increase contractual management fee rates for any Fund. This commitment shall not limit or otherwise affect mergers or liquidations of any Funds in the ordinary course.

In anticipation of the Transaction, each Fund’s Board met at a series of joint meetings, including meetings of the full Board and meetings of the Independent Board Members (as defined herein) separately, commencing in February 2014 and concluding at the Board’s April 30, 2014 in person meeting, for purposes of, among other things, considering whether it would be in the best interests of each Fund to approve a new investment management agreement between the Fund and Nuveen Fund Advisors in substantially the same form as the Original Investment Management Agreement to take effect immediately after the Transaction or shareholder approval, whichever is later (each a “New Investment Management Agreement” and collectively, the “New Investment Management Agreements”). The form of the New Investment Management Agreement is attached hereto as Appendix M.

The 1940 Act requires that each New Investment Management Agreement be approved by the Fund’s shareholders in order for it to become effective. At the April 30, 2014 Board meeting, and for the reasons discussed below (see “Board Considerations” after proposal 2), each Board, including the Board Members who are not parties to the Original Investment Management Agreements, New Investment Management Agreements or any sub-advisory agreement entered into by the Adviser with respect to any Fund or who are not “interested persons” (as defined in the 1940 Act) of the Fund, the Adviser or any sub-adviser (the “Independent Board Members”), unanimously approved the continuation of the Original Investment Management Agreement and approved the New Investment Management Agreement on behalf of each Fund and unanimously recommended approval of the New Investment Management Agreement by shareholders.

In the event shareholders of a Fund do not approve the New Investment Management Agreement at the Meeting or any adjournment, postponement or delay thereof prior to the closing of the Transaction, an interim investment management agreement between the Adviser and each such Fund (each, an “Interim Investment Management Agreement” and collectively, the “Interim Investment Management Agreements”) will take effect upon the closing of the Transaction. At the April 30, 2014 meeting, each Board, including the Independent Board Members, also unanimously approved an Interim Investment Management Agreements for each Fund in order to assure continuity of investment advisory services to the Funds after the Transaction. The terms of each Interim Investment Management Agreement are substantially

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identical to those of the Original Investment Management Agreements and New Investment Management Agreements, except for the term and escrow provisions described below. The Interim Investment Management Agreement will continue in effect for a term ending on the earlier of 150 days from the closing of the Transaction (the “150-day period”) or when shareholders of a Fund approve the New Investment Management Agreement. Pursuant to Rule 15a-4 under the 1940 Act, compensation earned by the Adviser under an Interim Investment Management Agreement will be held in an interest-bearing escrow account. If shareholders of a Fund approve the New Investment Management Agreement prior to the end of the 150-day period, the amount held in the escrow account under the Interim Investment Management Agreement will be paid to the Adviser. If shareholders of a Fund do not approve the New Investment Management Agreement prior to the end of the 150-day period, the Board will take such action as it deems to be in the best interests of the Fund, and the Adviser will be paid the lesser of its costs incurred in performing its services under the Interim Investment Management Agreement or the total amount in the escrow account, plus interest earned.

Comparison of Original Investment Management Agreement and New Investment Management Agreement

The terms of each New Investment Management Agreement, including fees payable to the Adviser by the Fund thereunder, are substantially identical to those of the Original Investment Management Agreement, except for the date of effectiveness. There is no change in the fee rate payable by each Fund to the Adviser. If approved by shareholders of a Fund, the New Investment Management Agreement for each Fund will expire on August 1, 2015, unless continued. Each New Investment Management Agreement will continue in effect from year to year thereafter if such continuance is approved for the Fund at least annually in the manner required by the 1940 Act and the rules and regulations thereunder. Below is a comparison of certain terms of the Original Investment Management Agreement to the terms of the New Investment Management Agreement.

Investment Management Services. The investment management services to be provided by the Adviser to each Fund under the New Investment Management Agreements will be identical to those services currently provided by the Adviser to each Fund under the Original Investment Management Agreements. Both the Original Investment Management Agreements and New Investment Management Agreements provide that the Adviser shall manage the investment and reinvestment of the Fund’s assets in accordance with the Fund’s investment objective and policies and limitations and administer the Fund’s affairs to the extent requested by and subject to the oversight of the Fund’s Board. In addition, the investment management services are expected to be provided by the same Adviser personnel under the New Investment Management Agreements as under the Original Investment Management Agreements. The Adviser does not anticipate that the Transaction will have any adverse effect on the performance of its obligations under the New Investment Management Agreements.

Fees. Under each Original Investment Management Agreement and New Investment Management Agreement, the Fund pays to the Adviser an investment management fee that consists of two components: a fund-level fee, based only on the amount of assets within a Fund, and a complex-level fee, based on the aggregate amount of all eligible fund assets managed by Nuveen Fund Advisors. This pricing structure enables Fund shareholders to benefit from growth in the assets within the Fund as well as from growth in the amount of

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complex-wide assets managed by the Adviser. Each Fund’s fee schedule under the New Investment Management Agreement for such Fund is identical to the fee schedule under the Original Investment Management Agreement.

Each Fund’s annual fund-level fee, payable monthly, is based upon the average daily managed assets (which includes assets attributable to all types of leverage used in leveraged Funds) of each Fund pursuant to the fee schedule set forth in Appendix B to this Proxy Statement. The fund-level fee schedule is identical under each Fund’s Original Investment Management Agreement and New Investment Management Agreement.

The overall complex-level fee begins at a maximum rate of 0.2000% of each Fund’s average daily managed assets, based upon complex-level assets of $55 billion, with breakpoints for eligible assets above that level pursuant to the complex-level fee schedule set forth on Appendix B. The complex-level fee schedule is identical under each Fund’s Original Investment Management Agreement and New Investment Management Agreement.

Each Fund’s managed assets as of December 31, 2013 and fees paid to the Adviser during the Fund’s last fiscal year are also set forth in Appendix B.

Other Services. Under each Original Investment Management Agreement and each New Investment Management Agreement, the Adviser shall furnish office facilities and equipment and clerical, bookkeeping and administrative services (other than such services, if any, provided by the Fund’s transfer agent) for the Fund.

Limitation on Liability. The Original Investment Management Agreements and New Investment Management Agreements provide that the Adviser will not be liable for any loss sustained by reason of the purchase, sale or retention of any security, whether or not such purchase, sale or retention shall have been based upon the investigation and research made by any other individual, firm or corporation, if such recommendation shall have been selected with due care and in good faith, except loss resulting from willful misfeasance, bad faith or gross negligence on the part of the Adviser in the performance of its obligations and duties, or by reason of its reckless disregard of its obligations and duties under the Agreement.

Continuance. The Original Investment Management Agreement of each Fund originally was in effect for an initial term and could be continued thereafter for successive one-year periods if such continuance was specifically approved at least annually in the manner required by the 1940 Act. If the shareholders of a Fund approve the New Investment Management Agreement for that Fund, the New Investment Management Agreement will expire on August 1, 2015, unless continued. The New Investment Management Agreement may be continued for successive one-year periods if approved at least annually in the manner required by the 1940 Act.

Termination. The Original Investment Management Agreement and New Investment Management Agreement for each Fund provide that the Agreement may be terminated at any time without the payment of any penalty by the Fund or Adviser on sixty (60) days’ written notice to the other party, except with respect to NSL, and may be terminated, at any time, without the payment of any penalty, by the Fund, in the event that it shall have been established by a court of competent jurisdiction that the Adviser, or any officer or director of the Adviser, has taken any action which results in a breach of the covenants of the Adviser set forth therein. A Fund may effect termination by action of the Board or by vote of a majority of the outstanding voting securities of the Fund, accompanied by appropriate notice.

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Information about the Adviser

Nuveen Fund Advisors, a registered investment adviser, is organized as a Delaware limited liability company and is a wholly-owned subsidiary of Nuveen. Founded in 1898, Nuveen and its affiliates had approximately $224.6 billion in assets under management as of March 31, 2014. Nuveen Fund Advisors offers advisory and investment management services to a broad range of mutual fund and closed-end fund clients. Nuveen Fund Advisors is responsible for each Fund’s overall investment strategy and its implementation. Nuveen Fund Advisors also is responsible for managing each Fund’s business affairs and providing certain clerical, bookkeeping and other administrative services. The business address of Nuveen Fund Advisors and Nuveen is 333 West Wacker Drive, Chicago, Illinois 60606.

Certain information regarding the executive officer and directors of Nuveen Fund Advisors is set forth in Appendix F.

Nuveen Securities, Inc. (the “Distributor”), 333 West Wacker Drive, Chicago, Illinois 60606, an affiliate of the Adviser, has entered into a Distribution Agreement with certain Funds with respect to at-the-market offerings of common shares of each such Fund. During each Fund’s last fiscal year, fees paid to the Distributor by such Funds were: NSL — $449,024; JFR — $882,933; JRO — $927,917; and JSD — $7,388. A portion of such fees are paid by the Distributor to sub-placement agents who have entered into selected dealer agreements with the Distributor.

Shareholder Approval

To become effective with respect to a particular Fund, the New Investment Management Agreement must be approved by a vote of a majority of the outstanding voting securities of the Fund, with the holders of common shares and Preferred Shares voting together as a single class for those Funds that have issued and outstanding Preferred Shares. The “vote of a majority of the outstanding voting securities” is defined in the 1940 Act as the lesser of the vote of (i) 67% or more of the shares of the Fund entitled to vote thereon present at the meeting if the holders of more than 50% of such outstanding shares are present in person or represented by proxy; or (ii) more than 50% of such outstanding shares of the Fund entitled to vote thereon. For purposes of determining the approval of the New Investment Management Agreement, abstentions and broker non-votes will have the same effect as shares voted against the proposal.

Each New Investment Management Agreement was approved by the Board of the respective Fund after consideration of all factors which it determined to be relevant to its deliberations, including those discussed after Proposal 2 below. The Board of each Fund also determined to submit the Fund’s New Investment Management Agreement for consideration by the shareholders of such Fund.

The Board of each Fund unanimously recommends that shareholders of the Fund vote FOR approval of the New Investment Management Agreement.

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PROPOSAL 2: APPROVAL OF NEW SUB-ADVISORY AGREEMENTS

Background

Nuveen Fund Advisors has entered into investment sub-advisory agreements (each, an “Original Sub-Advisory Agreement” and collectively, the “Original Sub-Advisory Agreements”) with respect to each Fund with various sub-advisers (each, a “Sub-Adviser” and collectively, the “Sub-Advisers”) as set forth below:

Fund	Sub-Adviser(s)
JMLP	ARI
NTC	NAM
JQC	Symphony
JPW	NWQ
JFR	Symphony
JRO	Symphony
NKG	NAM
NID	NAM
NIQ	NAM
NMY	NAM
NOM	NAM
NNC	NAM
JPI	NAM
JPC	NAM NWQ
JTP	Spectrum
JPS	Spectrum
JHP	Spectrum
NSL	Symphony
JSD	Symphony
NPV	NAM
NAN	NAM
NXK	NAM
NNP	NAM

The date of each Original Sub-Advisory Agreement and the date it was last approved by shareholders and approved for continuance by the Board is provided in Appendix C.

As with the Original Investment Management Agreements, each Original Sub-Advisory Agreement, as required by Section 15 of the 1940 Act, provides for its automatic termination in the event of its assignment. The completion of the Transaction will result in a change in control of NAM, Symphony and NWQ, each of which is a subsidiary of Nuveen, and therefore will be deemed an assignment of each Original Sub-Advisory Agreement with such Sub-Adviser. In addition, each Original Sub-Advisory Agreement provides that it will terminate upon the termination of the Original Investment Management Agreement with respect to such Fund. As

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a result, the completion of the Transaction will result in the termination of each Original Sub-Advisory Agreement.

In anticipation of the Transaction, each Fund’s Board met at a series of joint meetings, including meetings of the full Board and meetings of the Independent Board Members separately, commencing in February 2014 and concluding at the Board’s April 30, 2014 in person meeting, for purposes of, among other things, considering whether it would be in the best interests of each Fund to approve a new sub-advisory agreement between Nuveen Fund Advisors and the respective Sub-Adviser (each a “New Sub-Advisory Agreement” and collectively, the “New Sub-Advisory Agreements”). The form of the New Sub-Advisory Agreement is attached hereto as Appendix M.

The 1940 Act requires that each New Sub-Advisory Agreement be approved by the Fund’s shareholders in order for it to become effective. At the April 30, 2014 Board meeting, and for the reasons discussed below (see “Board Considerations” after proposal 2), each Board, including the Independent Board Members, unanimously approved the continuation of the Original Sub-Advisory Agreement and approved the New Sub-Advisory Agreement and unanimously recommended approval of the New Sub-Advisory Agreement by shareholders.

Because each New Sub-Advisory Agreement, like each Original Sub-Advisory Agreement, is between the Adviser and the Sub-Adviser, a Fund’s New Sub-Advisory Agreement will not take effect until the New Investment Management Agreement for such Fund has been approved by shareholders.

In the event shareholders of a Fund do not approve the New Investment Management Agreement and New Sub-Advisory Agreement at the Meeting or any adjournment, postponement or delay thereof prior to the closing of the Transaction, an interim sub-advisory agreement between the Adviser and the applicable Sub-Adviser (each an “Interim Sub-Advisory Agreement” and collectively, the “Interim Sub-Advisory Agreements”) will take effect upon the closing of the Transaction. At the April 30, 2014 meeting, each Board, including the Independent Board Members, also unanimously approved Interim Sub-Advisory Agreements in order to assure continuity of advisory services to the Funds after the Transaction. The terms of each Interim Sub-Advisory Agreement are substantially identical to those of the Original Sub-Advisory Agreements and New Sub-Advisory Agreements, except for the term and escrow provisions described below. The Interim Sub-Advisory Agreement will continue in effect for a term ending on the earlier of 150 days from the closing of the Transaction (the “150-day period”) or when shareholders of a Fund approve the New Investment Management Agreement and New Sub-Advisory Agreement. Pursuant to Rule 15a-4 under the 1940 Act, compensation earned by a Sub-Adviser under an Interim Sub-Advisory Agreement will be held in an interest-bearing escrow account. If shareholders of a Fund approve the New Investment Management Agreement and New Sub-Advisory Agreement prior to the end of the 150-day period, the amount held in the escrow account under the Interim Sub-Advisory Agreement will be paid to the Sub-Adviser. If shareholders of a Fund do not approve the New Investment Management Agreement and New Sub-Advisory Agreement prior to the end of the 150-day period, the Board will take such action as it deems to be in the best interests of the Fund, and the Sub-Adviser will be paid the lesser of its costs incurred in performing its services under the Interim Sub-Advisory Agreement or the total amount in the escrow account, plus interest earned.

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Comparison of Original Sub-Advisory Agreement and New Sub-Advisory Agreement

The terms of each New Sub-Advisory Agreement, including fees payable to the Sub-Adviser by Nuveen Fund Advisors thereunder, are substantially identical to those of the Original Sub-Advisory Agreement, except for the date of effectiveness. There is no change in the fee rate payable by Nuveen Fund Advisors to the Sub-Adviser. If approved by shareholders of a Fund, the New Sub-Advisory Agreement for the Fund will expire on August 1, 2015, unless continued. Each New Sub-Advisory Agreement will continue in effect from year to year thereafter if such continuance is approved for the Fund at least annually in the manner required by the 1940 Act and the rules and regulations thereunder. Below is a comparison of certain terms of the Original Sub-Advisory Agreements to the terms of the New Sub-Advisory Agreements.

Advisory Services. The advisory services to be provided by the Sub-Adviser to each Fund under the New Sub-Advisory Agreements will be identical to those advisory services currently provided by the Sub-Adviser to each Fund under the Original Sub-Advisory Agreements. Both the Original Sub-Advisory Agreements and New Sub-Advisory Agreements provide that the Sub-Adviser will furnish an investment program in respect of, make investment decisions for and place all orders for the purchase and sale of securities for the portion of the Fund’s investment portfolio allocated by the Adviser to the Sub-Adviser, all on behalf of the Fund and subject to oversight of the Fund’s Board and the Adviser. In performing its duties under both the Original Sub-Advisory Agreements and the New Sub-Advisory Agreements, the Sub-Adviser will monitor the Fund’s investments and will comply with the provisions of the Fund’s organizational documents and the stated investment objectives, policies and restrictions of the Fund. It is not anticipated that the Transaction will have any adverse effect on the performance of a Sub-Adviser’s obligations under the New Sub-Advisory Agreements.

Brokerage. Both the Original Sub-Advisory Agreements and New Sub-Advisory Agreements authorize the Sub-Adviser to select the brokers or dealers that will execute the purchases and sales of portfolio securities for the Funds, subject to its obligation to obtain best execution under the circumstances, which may take account of the overall quality of brokerage and research services provided to the Sub-Adviser.

Fees. Under both the Original Sub-Advisory Agreements and New Sub-Advisory Agreements, the Adviser pays the Sub-Adviser a portfolio management fee out of the investment management fee it receives from the Fund. The rate of the portfolio management fees payable by the Adviser to the Sub-Adviser under the New Sub-Advisory Agreements is identical to the rate of the fees paid under the Original Sub-Advisory Agreements. The annual rate of portfolio management fees payable to the Sub-Adviser under the Original Sub-Advisory Agreements and the New Sub-Advisory Agreements and the fees paid by the Adviser to the Sub-Adviser with respect to each Fund during each Fund’s last fiscal year is set forth in Appendix D to this Proxy Statement.

Payment of Expenses. Under each Original Sub-Advisory Agreement and New Sub-Advisory Agreement, the Sub-Adviser will bear all of its expenses in connection with its performance of services under the Agreement.

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Limitation on Liability. The Original Sub-Advisory Agreements and New Sub-Advisory Agreements provide that the Sub-Adviser will not be liable for any error of judgment or mistake of law or for any loss suffered by the Fund or the Adviser in connection with the matters to which the Agreement relates, except for a loss resulting from willful misfeasance, bad faith or gross negligence on the part of the Sub-Adviser in the performance of duties under the Agreement, or by reason of its reckless disregard of its obligations and duties under the Agreement.

Continuance. The Original Sub-Advisory Agreement of each Fund originally was in effect for an initial term and could be continued thereafter for successive one-year periods if such continuance was specifically approved at least annually in the manner required by the 1940 Act. If the shareholders of a Fund approve the New Sub-Advisory Agreement for that Fund, the New Sub-Advisory Agreement will expire on August 1, 2015, unless continued. Thereafter, the New Sub-Advisory Agreement may be continued for successive one-year periods if approved at least annually in the manner required by the 1940 Act.

Termination. The Original Sub-Advisory Agreement and New Sub-Advisory Agreement for each Fund provide that the Agreement may be terminated at any time without the payment of any penalty by the Adviser or, except for JQC, the Sub-Adviser on sixty (60) days’ written notice. The Original Sub-Advisory Agreement and New Sub-Advisory Agreement may also be terminated by action of the Fund’s Board or by a vote of a majority of the outstanding voting securities of that Fund, accompanied by 60 days’ written notice.

With respect to JPI, JPC, JTP, JHP, JPS, JFR, JRO, JSD, JPW, JQC, NSL and JMLP, the Original Sub-Advisory Agreement and New Sub-Advisory Agreement for each Fund are also terminable with respect to that Fund at any time without the payment of any penalty, by the Adviser, the Board or by vote of a majority of the outstanding voting securities of that Fund in the event that it is established by a court of competent jurisdiction that the Sub-Adviser or any of its officers or directors has taken any action that results in a breach of the representations of the Sub-Adviser set forth in the Agreement.

Information About Sub-Advisers

NAM. NAM is an affiliate of Nuveen Fund Advisors and serves as investment sub-adviser to NTC, NKG, NID, NIQ, NMY, NOM, NNC, JPI, JPC, NPV, NAN, NXK and NNP. NAM is organized as a Delaware limited liability company, and its sole managing member is Nuveen Fund Advisors. The business address of NAM is 333 West Wacker Drive, Chicago, Illinois 60606.

NWQ. NWQ is an affiliate of Nuveen Fund Advisors and serves as investment sub-adviser to JPW and JPC. NWQ is organized as a Delaware limited liability company, and its sole managing member is a wholly-owned subsidiary of Nuveen. NWQ’s approach to investing is based upon a bottom-up, fundamental approach. NWQ is led by a senior investment team with an average of 19 years of analytical experience. The business address of NWQ is 2049 Century Park East, Suite 1600, Los Angeles, California 90067.

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Symphony. Symphony is an affiliate of Nuveen Fund Advisors and serves as investment sub-adviser to JQC, JFR, JRO, NSL and JSD. Symphony is organized as a California limited liability company, and its sole managing member is a wholly-owned subsidiary of Nuveen. Founded in 1994, Symphony invests opportunistically across the capital structure from senior secured debt to common equity, Symphony has the expertise and flexibility to deliver customized investment solutions to its global investor base. Symphony is headquartered in San Francisco, California with offices in New York. The business address of Symphony is 555 California Street, San Francisco, California 94104.

ARI. ARI serves as investment sub-adviser to JMLP. ARI’s MLP & Energy Infrastructure team (formerly FAMCO MLP and hereinafter referred to as the “MLP Team”) manages the assets of JMLP. ARI was founded in 1974 and the MLP Team has managed MLP portfolios for clients since 1995, at ARI and its predecessors. ARI is organized as a Delaware corporation. Since March 2010, ARI has been a wholly owned subsidiary of Piper Jaffray Companies, 800 Nicollet Mall, Minneapolis, Minnesota 55402. Piper Jaffray Companies is a leading, international middle-market investment bank and institutional securities firm, serving the needs of middle market corporations, private equity groups, public entities, nonprofit clients and institutional investors. Founded in 1895, Piper Jaffray Companies provides a comprehensive set of products and services, including equity and debt capital markets products; public finance services; mergers and acquisitions advisory services; high-yield and structured products; institutional equity and fixed-income sales and trading; and equity and high-yield research. With headquarters in Minneapolis, Piper Jaffray Companies has 44 offices across the United States and international locations in London and Zurich. The MLP Team has approximately $ 5.1 billion in MLP and energy infrastructure assets under management as of March 31, 2014. The business address of the MLP Team is 8235 Forsyth Blvd., Ste. 700, St. Louis, Missouri 63105.

Spectrum. Spectrum serves as investment sub-adviser to JTP, JPS and JHP. Spectrum has been in the business of providing investment advice since 1987. Spectrum is organized as a Connecticut corporation and is an independently run, wholly-owned subsidiary of Principal Global Investors, LLC, 711 High Street, Des Moines, Iowa 50392, which is an indirectly wholly-owned subsidiary of Principal Financial Group, a publicly traded, diversified, insurance and financial services company. Spectrum managed over $15.6 billion in assets as of December 31, 2013. The business address of Spectrum is 2 High Ridge Park, Stamford, Connecticut 06905

Additional Information. Appendix E includes the advisory fee rates and net assets of registered investment companies, other than funds in the Nuveen fund complex, advised by each Sub-Adviser with similar investment objectives to the Funds the Sub-Adviser sub-advises.

Certain information regarding the executive officer and directors of each Sub-Adviser is set forth in Appendix F.

Affiliated Brokerage and Other Fees

Except as set forth on Appendix G, no Fund paid brokerage commissions within the last fiscal year to (i) any broker that is an affiliated person of such Fund or an affiliated person of such person, or (ii) any broker an affiliated person of which is an affiliated person of such Fund, the Adviser or any Sub-Adviser of such Fund.

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During each Fund’s last fiscal year, no Fund made any material payments to the Adviser or any Sub-Adviser to such Fund or any affiliated person of the Adviser or any Sub-Adviser to such Fund for services provided to the Fund (other than pursuant to the Original Investment Management Agreement or Original Sub-Advisory Agreement, for brokerage commission or to the Distributor as described herein).

Shareholder Approval

To become effective with respect to a particular Fund, the New Sub-Advisory Agreement must be approved by a vote of a majority of the outstanding voting securities of the Fund, with the holders of common shares and Preferred Shares voting together as a single class for those Funds that have issued and outstanding Preferred Shares. The “vote of a majority of the outstanding voting securities” is defined in the 1940 Act as the lesser of the vote of (i) 67% or more of the shares of the Fund entitled to vote thereon present at the meeting if the holders of more than 50% of such outstanding shares are present in person or represented by proxy; or (ii) more than 50% of such outstanding shares of the Fund entitled to vote thereon. For purposes of determining the approval of the new sub-advisory agreement, abstentions and broker non-votes will have the same effect as shares voted against the proposal.

Each New Sub-Advisory Agreement was approved by the Board after consideration of all factors which it determined to be relevant to its deliberations, including those discussed below. The Board also determined to submit the New Sub-Advisory Agreement for consideration by the shareholders of the Fund.

The Board of each Fund unanimously recommends that shareholders of the Fund vote FOR approval of the Fund’s New Sub-Advisory Agreement.

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BOARD CONSIDERATIONS

I.	The Approval Process

The Board of each Fund, including the Independent Board Members, is responsible for overseeing the performance of the investment advisers and sub-advisers to the respective Fund and determining whether to approve or continue such Fund’s Original Investment Management Agreement and Original Sub-Advisory Agreement(s) (collectively, the “Original Advisory Agreements”). Pursuant to the 1940 Act, each Board is required to consider the continuation of the Original Advisory Agreements on an annual basis. In addition, prior to its annual review, the Board Members were advised of the potential acquisition of Nuveen by TIAA-CREF. For purposes of this section, references to “Nuveen” herein include all affiliates of Nuveen providing advisory, sub-advisory, distribution or other services to the Funds and references to the “Board” refer to the Board of each Fund. In accordance with the 1940 Act and the terms of the Original Advisory Agreements, the completion of the Transaction would terminate each of the Original Investment Management Agreements and Original Sub-Advisory Agreements. Accordingly, at an in-person meeting held on April 30, 2014 (the “April Meeting”), the Board, including all of the Independent Board Members, performed its annual review of the Original Advisory Agreements and approved the continuation of the Original Advisory Agreements for the Funds. Furthermore, in anticipation of the termination of the Original Advisory Agreements that would occur upon the consummation of the Transaction, the Board also approved the New Investment Management Agreements and the New Sub-Advisory Agreements (collectively, the “New Advisory Agreements”) on behalf of the Funds to be effective following the completion of the Transaction and the receipt of the requisite shareholder approval.

Leading up to the April Meeting, the Independent Board Members had several meetings and deliberations, with and without management from Nuveen present and with the advice of legal counsel, regarding the Original Advisory Agreements, the Transaction and its impact and the New Advisory Agreements. At its meeting held on February 25-27, 2014 (the “February Meeting”), the Board Members met with a senior executive representative of TIAA-CREF to discuss the proposed Transaction. At the February Meeting, the Independent Board Members also established an ad hoc committee comprised solely of the Independent Board Members to monitor and evaluate the Transaction and to keep the Independent Board Members updated with developments regarding the Transaction. On March 20, 2014, the ad hoc committee met telephonically to discuss with management of Nuveen, and separately with independent legal counsel, the terms of the proposed Transaction and its impact on, among other things: the governance structure of Nuveen; the strategic plans for Nuveen; the operations of the Funds; the quality or level of services provided to the Funds; key personnel that service the Funds and/or the Board and the compensation or incentive arrangements to retain such personnel; Nuveen’s capital structure; the regulatory requirements applicable to Nuveen or Fund operations; and the Funds’ fees and expenses, including the Funds’ complex-wide fee arrangement. Following the meeting of the ad hoc committee, the Board met in person (two Independent Board Members participating telephonically) in executive session on March 26, 2014 to further discuss the proposed Transaction. At the executive session, the Board met privately with independent legal counsel to review its duties with respect to reviewing advisory agreements, particularly in the context of a change of control, and to evaluate further the Transaction and its impact on the Funds, the Adviser and Sub-Advisers (collectively, the “Fund Advisers” and each a “Fund Adviser”) and the services provided. The Board also met with representatives of Nuveen to update the Board Members on developments regarding the Transaction, respond to questions and

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to discuss, among other things: the governance of the Fund Advisers following the Transaction; the background, culture (including with respect to regulatory and compliance matters) and resources of TIAA-CREF; the general plans and intentions of TIAA-CREF for Nuveen; the terms and conditions of the Transaction (including financing terms); any benefits or detriments the Transaction may impose on the Funds, TIAA-CREF or the Fund Advisers; the reaction from Fund Advisers’ employees knowledgeable of the Transaction; the incentive and retention plans for key personnel of Fund Advisers; the potential access to additional distribution platforms and economies of scale; and the impact of any additional regulatory schemes that may be applicable to the Funds given the banking and insurance businesses operated in the TIAA-CREF complex. As part of its review, the Board also held a separate meeting on April 15-16, 2014 to review the Funds’ investment performance and consider an analysis provided by the Adviser of each Sub-Adviser, the Transaction and its implications to the Funds. During their review of the materials and discussions, the Independent Board Members presented the Adviser with questions and the Adviser responded. Further, the Independent Board Members met in executive session with independent legal counsel on April 29, 2014 and April 30, 2014.

In connection with their review of the Original Advisory Agreements and the New Advisory Agreements, the Independent Board Members received extensive information regarding the Funds and Fund Advisers including, among other things: the nature, extent and quality of services provided by a Fund Adviser; the organization and operations of any Fund Adviser; the expertise and background of relevant personnel of the Fund Adviser; a review of the applicable Fund’s performance (including performance comparisons against the performance of peer groups and appropriate benchmarks); a comparison of Fund fees and expenses relative to peers; a description and assessment of shareholder service levels for the Funds; a summary of the performance of certain service providers; a review of fund initiatives and shareholder communications; and an analysis of the Adviser’s profitability with comparisons to peers in the managed fund business. In light of the proposed Transaction, the Independent Board Members, through their independent legal counsel, also requested in writing and received additional information regarding the proposed Transaction and its impact on the provision of services by the Fund Advisers.

The Independent Board Members received, well in advance of the April Meeting, materials which responded to the request for information regarding the Transaction and its impact on Nuveen and the Funds including, among other things: the structure and terms of the Transaction; the impact of the Transaction on Nuveen, its operations and the nature, quality and level of services provided to the Funds, including, in particular, any changes to those services that the Funds may experience following the Transaction; the strategic plan for Nuveen, including any financing arrangements following the Transaction and any cost-cutting efforts that may impact services; the organizational structure of TIAA-CREF, including the governance structure of Nuveen following the Transaction; any anticipated effect on each Fund’s expense ratios (including changes to advisory and sub-advisory fees) and economies of scale that may be expected; any benefits or conflicts of interest that TIAA-CREF, Nuveen or their affiliates can expect from the Transaction; any benefits, undue burdens or other negative implications that may be imposed on the Funds as a result of the Transaction; the impact on Nuveen or the Funds as a result of being subject to additional regulatory schemes that TIAA-CREF must comply with in operating its various businesses; and the costs associated with obtaining necessary shareholder approvals and the bearer of such costs. The Independent Board Members also received a memorandum describing the applicable laws, regulations and duties in approving advisory contracts, including in conjunction with a change of control, from their independent legal counsel.

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The materials and information prepared in connection with the review of the Original Advisory Agreements and New Advisory Agreements supplemented the information and analysis provided to the Board during the year. In this regard, throughout the year, the Board, acting directly or through its committees, regularly reviewed the performance and various services provided by the Adviser and applicable Sub-Adviser. The Board met at least quarterly as well as at other times as the need arose. At its quarterly meetings, the Board reviewed reports by the Adviser regarding, among other things, Fund performance, Fund expenses, premium and discount levels of closed-end funds, the performance of the investment teams and compliance, regulatory and risk management matters. In addition to regular reports, the Adviser provided special reports to the Board or a committee thereof from time to time to enhance the Board’s understanding of various topics that impact some or all the Funds (such as distribution channels, oversight of omnibus accounts and leverage management topics), to update the Board on regulatory developments impacting the investment company industry or to update the Board on the business plans or other matters impacting the Adviser. The Board also met with certain key investment personnel managing the Fund portfolios during the year.

In addition, the Board has created several standing committees (the Executive Committee; the Dividend Committee; the Audit Committee; the Compliance, Risk Management and Regulatory Oversight Committee; the Nominating and Governance Committee; the Open-End Funds Committee and the Closed-End Funds Committee). The Open-End Funds Committee and Closed-End Funds Committee are intended to assist the full Board in monitoring and gaining a deeper insight into the distinctive business practices of closed-end and open-end funds. These two Committees have met prior to each quarterly Board meeting, and the Adviser provided presentations to these Committees permitting them to delve further into specific matters or initiatives impacting the respective product line.

Further, the Board continued its program of seeking to have the Board Members or a subset thereof visit each sub-adviser to the Nuveen funds and meet key investment and business personnel at least once over a multiple year rotation. In this regard, the Independent Board Members made site visits to certain NAM equity and fixed income teams in September 2013, certain teams of NWQ and SBAM in October 2013 and met with the NAM municipal team at the August and November 2013 quarterly meetings. ARI also made presentations to the Board during the year.

The Board considered the information provided and knowledge gained at these meetings and visits during the year when performing its annual review of the Original Advisory Agreements and its review of the New Advisory Agreements. The Independent Board Members also were assisted throughout the process by independent legal counsel. During the course of the year and during their deliberations regarding the review of advisory contracts, the Independent Board Members met with independent legal counsel in executive sessions without management present. In addition, it is important to recognize that the management arrangements for the Funds are the result of many years of review and discussion between the Independent Board Members and Fund management and that the Board Members’ conclusions may be based, in part, on their consideration of fee arrangements and other factors developed in previous years.

The Board considered all factors it believed relevant with respect to each Fund, including, among other things: (a) the nature, extent and quality of the services provided by the Fund Advisers, (b) the investment performance of the Fund and Fund Advisers, (c) the advisory fees and costs of the services to be provided to the Funds and the profitability of the Fund Advisers,

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(d) the extent of any economies of scale, (e) any benefits derived by the Fund Advisers from the relationship with the Fund and (f) other factors. With respect to the New Advisory Agreements, the Board also considered the Transaction and its impact on the foregoing factors. Each Board Member may have accorded different weight to the various factors in reaching his or her conclusions with respect to a Fund’s Original Advisory Agreements and New Advisory Agreements. The Independent Board Members did not identify any single factor as all-important or controlling. The Independent Board Members’ considerations were instead based on a comprehensive consideration of all the information presented. The principal factors considered by the Board and its conclusions are described below.

A.	Nature, Extent and Quality of Services

1. The Original Advisory Agreements

In considering renewal of the Original Advisory Agreements, the Independent Board Members considered the nature, extent and quality of the respective Fund Adviser’s services, including portfolio management services (and the resulting Fund performance) and administrative services. The Independent Board Members further considered the overall reputation and capabilities of the Adviser and its affiliates, the commitment of the Adviser to provide high quality service to the Funds, their overall confidence in the capability and integrity of the Adviser and its staff and the Adviser’s responsiveness to questions and concerns raised by them. The Independent Board Members reviewed materials outlining, among other things: the Fund Adviser’s organization and business; the types of services that the Fund Adviser or its affiliates provide to the Funds; the performance record of the applicable Fund (as described in further detail below); and any initiatives Nuveen had taken for the applicable open-end or closed-end fund product line.

In considering the services provided by the Fund Advisers, the Board recognized that the Adviser provides a myriad of investment management, administrative, compliance, oversight and other services for the Funds, and the applicable Sub-Advisers generally provide the portfolio advisory services to the Funds under the oversight of the Adviser. The Board considered the wide range of services provided by the Adviser to the Funds beginning with developing the fund, monitoring and analyzing its performance, to providing or overseeing the services necessary to support a fund’s daily operations. The Board recognized the Adviser, among other things, provides: (a) product management (such as analyzing ways to better position a fund in the marketplace, maintaining relationships to gain access to distribution platforms, and setting dividends); (b) fund administration (such as preparing a fund’s tax returns, regulatory filings and shareholder communications; managing fund budgets and expenses; overseeing the fund’s various service providers and supporting and analyzing new and existing funds); (c) Board administration (such as supporting the Board and its committees, in relevant part, by organizing and administering the Board and committee meetings and preparing the necessary reports to assist the Board in its duties); (d) compliance (such as monitoring adherence to the fund’s investment policies and procedures and applicable law; reviewing the compliance program periodically and developing new policies or updating existing compliance policies and procedures as considered necessary or appropriate; responding to regulatory requests; and overseeing compliance testing of the sub-advisers); (e) legal support (such as preparing or reviewing fund registration statements, proxy statements and other necessary materials; interpreting regulatory requirements and compliance thereof; and maintaining applicable

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registrations); and (f) investment services (such as overseeing and reviewing sub-advisers and their investment teams; analyzing performance of the funds; overseeing investment and risk management; overseeing the daily valuation process for portfolio securities and developing and recommending valuation policies and methodologies and changes thereto; and participating in fund development, leverage management, and the development of investment policies and parameters). With respect to closed-end Funds, the Adviser also monitors asset coverage levels on leveraged funds, manages leverage, negotiates the terms of leverage, evaluates alternative forms and types of leverage, promotes an orderly secondary market for common shares and maintains an asset maintenance system for compliance with certain rating agency criteria.

In its review, the Board also considered the new services, initiatives or other changes adopted since the last advisory contract review that were designed to enhance the services and support the Adviser provides to the Nuveen funds. The Board recognized that some initiatives are a multi-year process. In reviewing the activities of 2013, the Board recognized that the year reflected the Adviser’s continued focus on fund rationalization for both closed-end and open-end funds, consolidating certain funds through mergers that were designed to improve efficiencies and economies of scale for shareholders, repositioning various funds through updates in their investment policies and guidelines with the expectation of bringing greater value to shareholders, and liquidating certain funds. As in the past, the Board recognized the Adviser’s significant investment in its technology initiatives, including the continued progress toward a central repository for Fund and other Nuveen product data and implementing a data system to support the risk oversight group enabling it to provide more detailed risk analysis for the Funds. The Board noted the new data system has permitted more in-depth analysis of the investment risks of the Funds and across the complex providing additional feedback and insights to the investment teams and more comprehensive risk reporting to the Board. The Adviser also conducted several workshops for the Board regarding the new data system, including explaining the risk measures being applied and their purpose. The Board also recognized the enhancements in the valuation group within the Adviser, including centralizing the Fund pricing process within the valuation group, trending to more automated and expedient reviews and continuing to expand its valuation team. The Board further considered the expansion of personnel in the compliance department enhancing the collective expertise of the group, investments in additional compliance systems and the updates of various compliance policies.

In addition to the foregoing actions, the Board also considered other initiatives related to the closed-end Funds, including the continued investment of considerable resources and personnel dedicated to managing and overseeing the various forms of leverage utilized by certain Funds. The Board recognized the results of these efforts included the development of less expensive forms of leverage, expansion of leverage providers, the negotiation of more favorable terms for existing leverage, the enhanced ability to respond to market and regulatory developments and the enhancements to technology systems to manage and track the various forms of leverage. The Board also noted Nuveen’s continued capital management services, including executing share repurchase programs, its implementation of data systems that permit more targeted solicitation strategies for fund mergers and more targeted marketing and promotional efforts and its continued focus and efforts to address the discounts of various Funds. The Board further noted Nuveen’s continued commitment to supporting the secondary market for the common shares of its closed-end Funds through a comprehensive communication program designed to further educate the investor and analyst about closed-end funds.

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Nuveen’s support services included, among other things, maintaining and enhancing a closed-end fund website, creating marketing campaigns and educational materials, communicating with financial advisers, sponsoring and participating in conferences, providing educational seminars and programs and evaluating the results of these marketing efforts.

As noted, the Adviser also oversees the Sub-Advisers who provide the portfolio advisory services to the Funds. In reviewing the portfolio advisory services provided to each Fund, the Nuveen Investment Services Oversight Team of the Adviser analyzes the performance of the Sub-Adviser and may recommend changes to the investment team or investment strategies as appropriate. In assisting the Board’s review of the Sub-Advisers, the Adviser provides a report analyzing, among other things, each Sub-Adviser’s investment team and changes thereto, organization and history, assets under management, the investment team’s philosophy and strategies in managing the Fund, developments affecting the Sub-Adviser or Fund and Fund performance (or the portion of the Fund’s portfolio allocated to the respective Sub-Adviser). In their review of the Sub-Advisers, the Independent Board Members considered, among other things, the experience and qualifications of the relevant investment personnel, their investment philosophy and strategies, the Sub-Adviser’s organization and stability, its capabilities and any initiatives taken or planned to enhance its current capabilities or support potential growth of business and, as outlined in further detail below, the performance of the Fund for which the Sub-Adviser serves as such. The Independent Board Members also reviewed portfolio manager compensation arrangements to evaluate each Fund Adviser’s ability to attract and retain high quality investment personnel, preserve stability, and reward performance while not providing an inappropriate incentive to take undue risks.

Given the importance of compliance, the Independent Board Members also considered Nuveen’s compliance program, including the report of the chief compliance officer regarding the Funds’ compliance policies and procedures; the resources dedicated to compliance; the record of compliance with the policies and procedures; and its supervision of the Funds’ service providers. The Board recognized Nuveen’s commitment to compliance and strong commitment to a culture of compliance. Given the Adviser’s emphasis on monitoring investment risk, the Board has also appointed two Independent Board Members as point persons to review and keep the Board apprised of developments in this area and work with applicable Fund Adviser personnel.

Based on their review, the Independent Board Members found that, overall, the nature, extent and quality of services provided to the respective Funds under each applicable Original Advisory Agreement were satisfactory.

2. The New Advisory Agreements

In evaluating the nature, quality and extent of the services expected to be provided by the Fund Advisers under the applicable New Investment Management Agreement or New Sub-Advisory Agreement, the Board Members concluded that no diminution in the nature, quality and extent of services provided to the Funds and their shareholders by the respective Fund Advisers is expected as a result of the Transaction. In making their determination, the Independent Board Members considered, among other things: the expected impact, if any, of the Transaction on the operations, facilities, organization and personnel of the respective Fund Adviser; the ability of the Fund Adviser to perform its duties after the Transaction, including any changes to the level or quality of services provided to the Funds; the potential implications

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of any additional regulatory requirements imposed on the Fund Adviser or Funds following the Transaction; and any anticipated changes to the investment and other practices of the Funds.

The Board noted that the terms of each New Investment Management Agreement, including the fees payable thereunder, are substantially identical to those of the Original Investment Management Agreement relating to the same Fund. Similarly, the terms of each New Sub-Advisory Agreement, including fees payable thereunder, are substantially identical to those of the Original Sub-Advisory Agreement relating to the same Fund. The Board considered that the services to be provided and the standard of care under the New Investment Management Agreements and the New Sub-Advisory Agreements are the same as the corresponding original agreements. The Board Members noted the Transaction also does not alter the allocation of responsibilities between the Adviser and Sub-Adviser(s). The respective Sub-Adviser for the applicable Funds will continue to furnish an investment program in respect of, make investment decisions for and place all orders for the purchase and sale of securities for the portion of the Fund’s investment portfolio allocated by the Adviser to the respective Sub-Adviser, all on behalf of the applicable Fund and subject to oversight of the Board and the Adviser. The Board noted that TIAA-CREF did not anticipate any material changes to the advisory, sub-advisory or other services provided to the Funds as a result of the Transaction. The Independent Board Members recognized that there were not any planned “cost cutting” measures that could be expected to reduce the nature, extent or quality of services. The Independent Board Members further noted that there were currently no plans for material changes to senior personnel at Nuveen or key personnel who provide services to the Funds and the Board following the Transaction. The key personnel who have responsibility for the Funds in each area, including portfolio management, investment oversight, fund management, fund operations, product management, legal/compliance and board support functions, are expected to be the same following the Transaction, although such personnel may have additional reporting requirements to TIAA-CREF. The Board also considered the anticipated incentive plans designed to retain such key personnel. Notwithstanding the foregoing, the Board Members recognized that personnel changes may occur in the future as a result of normal business developments or personal career decisions.

The Board Members also considered Nuveen’s proposed governance structure following the Transaction and noted that Nuveen was expected to remain a stand-alone business within the TIAA-CREF complex and operate relatively autonomously from the other TIAA-CREF businesses, but would receive the general support and oversight from certain TIAA-CREF functional groups (such as legal, finance, internal audit, compliance, and risk management groups). The Board recognized, however, that Nuveen may be subject to additional reporting requirements as it keeps TIAA-CREF abreast of developments affecting the Nuveen business, may be required to modify certain of its reports, policies and procedures as necessary to conform to the practices followed in the TIAA-CREF complex, and may need to collaborate with TIAA-CREF with respect to strategic planning for its business.

In considering the implications of the Transaction, the Board Members also recognized the reputation and size of TIAA-CREF and the benefits that the Transaction may bring to the Funds and Nuveen. In this regard, the Board recognized, among other things, the increased resources and support that may be available to Nuveen from TIAA-CREF and the improved capital structure of Nuveen Investments, Inc. (the parent of the Adviser) that would result from the significant reduction in its debt level may reinforce and enhance Nuveen’s ability to provide quality services to the Funds and to invest further into its infrastructure.

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Further, with the consummation of the Transaction, the Board recognized the enhanced distribution capabilities for the Funds as the Funds may gain access to TIAA-CREF’s distribution network, particularly through TIAA-CREF’s retirement platform and institutional client base. The Board also considered that investors in TIAA-CREF’s retirement platform may choose to roll their investments as they exit their retirement plans into the Funds. The Independent Board Members recognized the potential cost savings to the benefit of all shareholders of the Funds from reduced expenses as assets in the Nuveen fund complex rise pursuant to the complex-wide fee arrangement described in further detail below.

Based on their review, the Independent Board Members found that the expected nature, extent and quality of services to be provided to the respective Funds under each applicable New Advisory Agreement were satisfactory and supported approval of the New Advisory Agreements.

B.	The Investment Performance of the Funds and Fund Advisers

1. The Original Advisory Agreements

The Board, including the Independent Board Members, considered the performance history of each Fund over various time periods. The Board reviewed reports, including an analysis of the Funds’ performance and the applicable investment team. In considering a Fund’s performance, the Board recognized that a Fund’s performance can be reviewed through various measures including the Fund’s absolute return, the Fund’s return compared to the performance of other peer funds, and the Fund’s performance compared to its respective benchmark. Accordingly, the Board reviewed, among other things, each Fund’s historic investment performance as well as information comparing the Fund’s performance information with that of other funds (the “Performance Peer Group”) and with recognized and/or customized benchmarks (i.e., generally benchmarks derived from multiple recognized benchmarks) for the quarter, one-, three- and five-year periods ending December 31, 2013, as well as performance information reflecting the first quarter of 2014 (or for such shorter periods available for Funds that did not exist for part of the foregoing time frame). With respect to closed-end Funds, the Independent Board Members also reviewed historic premium and discount levels, including a summary of actions taken to address or discuss other developments affecting the secondary market discounts of various Funds. This information supplemented the Fund performance information provided to the Board at each of its quarterly meetings.

In evaluating performance, the Board recognized several factors that may impact the performance data as well as the consideration given to particular performance data.

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The performance data reflects a snapshot in time, in this case as of the end of the most recent calendar year or quarter. A different performance period, however, could generate significantly different results.

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Long-term performance can be adversely affected by even one period of significant underperformance so that a single investment decision or theme has the ability to disproportionately affect long-term performance.

•

The investment experience of a particular shareholder in the Funds will vary depending on when such shareholder invests in the applicable Fund, the class held (if multiple classes offered in a Fund) and the performance of the Fund (or respective class) during that shareholder’s investment period.

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•

The usefulness of comparative performance data as a frame of reference to measure a Fund’s performance may be limited because the Performance Peer Group, among other things, does not adequately reflect the objectives and strategies of the Fund, has a different investable universe, or the composition of the peer set may be limited in size or number as well as other factors. In this regard, the Board noted that the Adviser classified the Performance Peer Groups of the Funds from highly relevant to less relevant. Funds classified with the less relevant Performance Peer Groups include: Nuveen Connecticut Premium Income Municipal Fund (NTC), Nuveen Credit Strategies Income Fund (JQC), Nuveen Georgia Dividend Advantage Municipal Fund 2 (NKG), Nuveen Intermediate Duration Municipal Term Fund (NID), Nuveen Maryland Premium Income Municipal Fund (NMY), Nuveen Missouri Premium Income Municipal Fund (NOM), Nuveen North Carolina Premium Income Municipal Fund (NNC), and Nuveen Virginia Premium Income Municipal Fund (NPV). For these Funds, the Board considered a Fund’s performance compared to its benchmark to help assess the Fund’s comparative performance. A Fund was generally considered to have performed comparably to its benchmark if the Fund’s performance was within certain thresholds compared to the performance of its benchmark and was considered to have outperformed or underperformed its benchmark if the Fund’s performance was beyond these thresholds for the one- and three-year periods, subject to certain exceptions.[1] While the Board is cognizant of the relative performance of a Fund’s peer set and/or benchmark(s), the Board evaluated Fund performance in light of the respective Fund’s investment objectives, investment parameters and guidelines and considered that the variations between the objectives and investment parameters or guidelines of the Funds with their peers and/or benchmarks result in differences in performance results. Further, for Funds that utilize leverage, the Board understands that leverage during different periods can provide both benefits and risks to a portfolio as compared to an unlevered benchmark.

With respect to any Nuveen funds for which the Board has identified performance concerns, the Board monitors such funds closely until performance improves, discusses with the Adviser the reasons for such results, considers those steps necessary or appropriate to address such issues, and reviews the results of any efforts undertaken. The Board is aware, however, that shareholders chose to invest or remain invested in a fund knowing that the Adviser manages the fund and knowing the fund’s fee structure.

In considering the performance data, the Independent Board Members noted that the Nuveen Floating Rate Income Fund (JFR), Nuveen Floating Rate Income Opportunity Fund (JRO) and Nuveen Senior Income Fund (NSL) had demonstrated generally favorable performance in comparison to peers, performing in the first and second quartile over various periods, and the Nuveen New York Dividend Advantage Municipal Fund (NAN), Nuveen New York Dividend Advantage Municipal Fund 2 (NXK), Nuveen New York Performance Plus Municipal Fund, Inc. (NNP), Nuveen Preferred Income Opportunities Fund (JPC), Nuveen Quality Preferred Income Fund 2 (JPS) and Nuveen Quality Preferred Income Fund 3 (JHP) had satisfactory performance

[1]	The Board recognized that the Adviser considered a Fund to have outperformed or underperformed its benchmark if the Fund’s performance was higher or lower than the performance of the benchmark by the following thresholds: for open end funds (+/ 100 basis points for equity funds excluding index funds; +/ 30 basis points for tax exempt fixed income funds; +/ 40 basis points for taxable fixed income funds) and for closed end funds (assuming 30% leverage) (+/ 130 basis points for equity funds excluding index funds; +/ 39 basis points for tax exempt funds and +/ 52 basis points for taxable fixed income funds.)

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compared to their peers, performing in the second and third quartile over various periods subject to the following: although the Preferred Income Opportunities Fund (JPC) performed in the fourth quartile in the three-year period, such Fund performed in the third quartile in the one-year period and the second quartile in the five-year period. The Board further noted that the Nuveen Quality Preferred Income Fund (JTP) lagged its peers somewhat in the shorter periods, but demonstrated more favorable performance in the longer periods. In this regard, although the Nuveen Quality Preferred Income Fund (JTP) performed in the fourth quartile in the one-year period, such Fund performed in the third quartile in the three-year period and the second quartile in the five-year period.

With respect to Funds with Performance Peer Groups classified as less relevant noted above, the Board considered the Funds’ performance compared to their respective benchmarks and noted that the Nuveen Credit Strategies Income Fund (JQC) outperformed its benchmark over the one-, three- and five-year periods while other Funds’ performance was satisfactory compared to the performance of their benchmarks. In this regard, although the Nuveen Connecticut Premium Income Municipal Fund (NTC) and Maryland Premium Income Municipal Fund (NMY) underperformed their benchmark in the one-year period, they provided generally comparable performance in the three-year period and outperformed their benchmark in the five-year period. Although the Missouri Premium Income Municipal Fund (NOM) underperformed its benchmark in the one-year period, it outperformed its benchmark in the three- and five-year periods.

The Board also noted that the Nuveen Georgia Dividend Advantage Municipal Fund 2 (NKG), the Nuveen North Carolina Premium Income Municipal Fund (NNC) and Nuveen Virginia Premium Income Municipal Fund (NPV) underperformed their respective benchmarks over the one- and three-year periods; however, such Funds outperformed their benchmarks in the five-year period. With respect to the Nuveen Georgia Dividend Advantage Municipal Fund 2 (NKG) and the Nuveen North Carolina Premium Income Municipal Fund (NNC), the Board noted that such Funds’ underperformance compared to their benchmark in 2013 was due to, among other things, Fund-level leverage and an overweight in longer duration bonds. Although the exposure to longer duration bonds was a contributor to the Funds’ underperformance compared to their benchmark in the one-year period, the Board noted that longer duration bonds had been additive to performance in the three-year period. The Board considered the market conditions, the objectives of the Funds and the investment philosophy underlying the emphasis of longer duration bonds and determined that performance of such Funds over time was satisfactory. The Funds also outperformed their benchmark in the first quarter of 2014. With respect to the Nuveen Virginia Premium Income Municipal Fund (NPV), the Board observed that the Fund’s underperformance compared to its benchmark in 2013 was due to, among other things, Fund-level leverage, exposure to Puerto Rico securities, and an overweight in certain lower rated bonds. The Board further recognized that the Fund’s exposure to Puerto Rico securities was reduced in 2013. The Fund also outperformed its benchmark in the first quarter of 2014.

With respect to the Nuveen Short Duration Credit Opportunities Fund (JSD), the Nuveen Flexible Investment Income Fund (JPW), the Nuveen All Cap Energy MLP Opportunities Fund (JMLP), Nuveen Intermediate Duration Municipal Term Fund (NID), Nuveen Intermediate Duration Quality Municipal Term Fund (NIQ) and Nuveen Preferred and Income Term Fund (JPI), the Board recognized that such Funds were relatively new with a shorter performance history available thereby limiting the ability to make a meaningful assessment of performance.

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Except as otherwise noted above, based on their review, the Independent Board Members determined that each Fund’s investment performance had been satisfactory.

2. The New Advisory Agreements

With respect to the performance of the Funds, the Board considered that the portfolio investment personnel responsible for the management of the Funds’ portfolios were expected to continue to manage the portfolios following the completion of the Transaction and the investment strategies of the Funds were not expected to change as a result of the Transaction. Accordingly, the findings regarding performance outlined above for the Original Advisory Agreements are applicable to the review of the New Advisory Agreements.

C.	Fees, Expenses and Profitability

1. Fees and Expenses

Notwithstanding the Nuveen All Cap Energy MLP Opportunities Fund (JMLP) which is discussed below, the Board evaluated the management fees and expenses of each Fund reviewing, among other things, such Fund’s gross management fees, net management fees and net expense ratios in absolute terms as well as compared to the fees and expenses of a comparable universe of funds provided by an independent fund data provider (the “Peer Universe”) and any expense limitations.

The Independent Board Members further reviewed the methodology regarding the construction of the applicable Peer Universe. In reviewing the comparisons of fee and expense information, the Independent Board Members took into account that in certain instances various factors such as: the limited size and particular composition of the Peer Universe (including the inclusion of other Nuveen funds in the peer set); expense anomalies; changes in the funds comprising the Peer Universe from year to year; levels of reimbursement or fee waivers; the timing of information used; the differences in the type and use of leverage; and differences in the states reflected in the Peer Universe (with respect to state municipal funds) may impact the comparative data thereby limiting somewhat the ability to make a meaningful comparison with peers.

In reviewing the fee schedule for a Fund, the Independent Board Members also considered the fund-level and complex-wide breakpoint schedules (described in further detail below) and any fee waivers and reimbursements provided by Nuveen. In reviewing fees and expenses (excluding leverage costs and leveraged assets for the closed-end funds), the Board considered the expenses and fees to be higher if they were over 10 basis points higher, slightly higher if they were approximately 6 to 10 basis points higher, in line if they were within approximately 5 basis points higher than the peer average and below if they were below the peer average of the Peer Universe. In reviewing the reports, the Board noted that the majority of the Nuveen funds were at, close to or below their peer average based on the net total expense ratio. The Independent Board Members observed that the Funds had net management fees and net expense ratios (including fee waivers and expense reimbursements) below or in line with their peer averages, except as noted below.

The Board considered that the Nuveen New York Dividend Advantage Municipal Fund (NAN), the Nuveen New York Dividend Advantage Municipal Fund 2 (NXK), the Nuveen New York

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Performance Plus Municipal Fund, Inc. (NNP), the Nuveen Preferred and Income Term Fund (JPI), the Nuveen Preferred Income Opportunities Fund (JPC), the Nuveen Quality Preferred Income Fund (JTP), the Nuveen Quality Preferred Income Fund 2 (JPS) and the Nuveen Quality Preferred Income Fund 3 (JHP) have net management fees slightly higher or higher than the peer average, but net expense ratios below or in-line with the peer average. The Board noted that the Missouri Premium Income Municipal Fund (NOM) had a net expense ratio slightly higher than its peer average but a net management fee in line with its peer average. The Board further noted that the Nuveen Flexible Investment Income Fund (JPW) had a net management fee higher than its peer average and a net expense ratio slightly higher than its peer average and that the Fund’s higher relative expense ratio was generally due, in part, to the small size of the Fund compared to its peers.

With respect to the Nuveen All Cap Energy MLP Opportunities Fund (JMLP), the Board noted that the Original Advisory Agreement of the Fund was recently approved in the latter part of 2013 and therefore would not have been up for review but for the change of control of Nuveen terminating the Original Advisory Agreement upon completion of the Transaction. For administrative convenience, the Board reapproved the Original Advisory Agreement for this Fund. As with all Funds, the Board considered the information concerning the Fund provided at earlier meetings. The Board considered, among other things, the Fund’s management fee structure, the rationale for the fee levels, and its expected expense ratio in absolute terms as well as compared with the fees and expense ratios of comparable funds. Accordingly, the Board reviewed, among other things, the gross management fee and estimated gross and net total expense ratio for the new Fund, as well as comparative fee and expense data pertaining to the Fund’s peers in the Lipper category in which it was anticipated to be classified. The Independent Board Members also considered the sub-advisory fee rate for the Fund. The Independent Board Members further considered the fund-level breakpoint schedule and the complex-wide breakpoint schedule and any applicable fee waivers and expense reimbursements.

Based on their review of the fee and expense information provided, the Independent Board Members determined that each Fund’s management fees (as applicable) to a Fund Adviser were reasonable in light of the nature, extent and quality of services provided to the Fund.

2. Comparisons with the Fees of Other Clients

The Board recognized that all Nuveen funds have a sub-adviser, either affiliated or non-affiliated, and therefore, the overall Fund management fee can be divided into two components, the fee retained by the Adviser and the fee paid to the sub-adviser. In general terms, the fee to the Adviser reflects the administrative and other services it provides to support the Funds (as described above) and while some administrative services may occur at the sub-adviser level, the fee to the sub-adviser generally reflects the portfolio management services provided by the sub-adviser. The Independent Board Members considered the fees a Fund Adviser assesses to the Funds compared to that of other clients. With respect to non-municipal funds, such other clients of a Fund Adviser may include: separately managed accounts (both retail and institutional accounts), hedge funds, foreign investment funds offered by Nuveen, collective trust funds, and funds that are not offered by Nuveen but are sub-advised by one of Nuveen’s investment management teams. With respect to municipal funds, such other clients of a Fund Adviser may include: municipal separately managed accounts and passively managed exchange traded funds (ETFs) sub-advised by the Adviser.

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The Independent Board Members reviewed the nature of services provided by the Adviser, including through its affiliated sub-advisers and the average fee the affiliated sub-adviser assessed such clients as well as its range of fees assessed to the different types of separately managed accounts (such as retail, institutional or wrap accounts) to the extent applicable to the respective sub-adviser. With respect to Symphony, the Independent Board Members also noted that such Sub-Adviser also advises equity and taxable fixed-income hedge funds and reviewed the average fee and fee range assessed such funds as well as the performance fee. In their review, the Independent Board Members considered the differences in the product types, including, but not limited to: the services provided, the structure and operations, product distribution and costs thereof, portfolio investment policies, investor profiles, account sizes and regulatory requirements. In evaluating the comparisons of fees, the Independent Board Members noted that the fee rates charged to the Funds and other clients vary, among other things, because of the different services involved and the additional regulatory and compliance requirements associated with registered investment companies, such as the Funds. The Independent Board Members noted that as a general matter, higher fee levels reflect higher levels of service, increased investment management complexity, greater product management requirements and higher levels of risk or a combination of the foregoing. The Independent Board Members further noted, in particular, that the range of services provided to the Funds (as discussed above) is generally much more extensive than that provided to separately managed accounts. Many of the additional administrative services provided by the Adviser are not required for institutional clients. The Independent Board Members also recognized that the management fee rates of the foreign funds advised by the Adviser may vary due to, among other things, differences in the client base, governing bodies, operational complexities and services covered by the management fee. Given the inherent differences in the various products, particularly the extensive services provided to the Funds, the Independent Board Members believe such facts justify the different levels of fees.

With respect to Spectrum and ARI, the Independent Board Members also considered the pricing schedule or fees that such Sub-Advisers charge for other clients. The Independent Board Members noted that the fees paid these Sub-Advisers for their sub-advisory services were at or below the low end of their fee schedule or of their average fees earned. The Independent Board Members also noted that with respect to Sub-Advisers unaffiliated with Nuveen, such fees were the result of arm’s-length negotiations.

3. Profitability of Fund Advisers

In conjunction with their review of fees, the Independent Board Members also considered the profitability of Nuveen for its advisory activities and its financial condition. The Independent Board Members reviewed the revenues and expenses of Nuveen’s advisory activities for the last two calendar years, the allocation methodology used in preparing the profitability data, an analysis of the key drivers behind the changes in revenues and expenses that impacted profitability in 2013 and Nuveen’s consolidated financial statements for 2013. The Independent Board Members noted this information supplemented the profitability information requested and received during the year to help keep them apprised of developments affecting profitability (such as changes in fee waivers and expense reimbursement commitments). In this regard, the Independent Board Members noted that two Independent Board Members served as point persons to review the profitability analysis and methodologies employed, any

29

changes thereto, and to keep the Board apprised of such changes. The Independent Board Members also considered Nuveen’s revenues for advisory activities, expenses, and profit margin compared to that of various unaffiliated management firms.

In reviewing profitability, the Independent Board Members noted the Adviser’s continued investment in its business with expenditures to, among other things, upgrade its investment technology and compliance systems, provide for additional personnel and for other resources. The Independent Board Members recognized the Adviser’s continued commitment to its business should enhance the Adviser’s capacity and capabilities in providing the services necessary to meet the needs of the Funds as they grow or change over time. In addition, in evaluating profitability, the Independent Board Members also noted the subjective nature of determining profitability which may be affected by numerous factors including the allocation of expenses and that various allocation methodologies may each be reasonable but yield different results. Further, the Independent Board Members recognized the difficulties in making comparisons as the profitability of other advisers generally is not publicly available, and the profitability information that is available for certain advisers or management firms may not be representative of the industry and may be affected by, among other things, the adviser’s particular business mix, capital costs, size, types of funds managed and expense allocations. Notwithstanding the foregoing, the Independent Board Members noted the Adviser’s adjusted operating margin appears to be reasonable in relation to other investment advisers and sufficient to operate as a viable investment management firm meeting its obligations to the Funds. Based on their review, the Independent Board Members concluded that the Adviser’s level of profitability for its advisory activities was reasonable in light of the services provided.

With respect to sub-advisers affiliated with Nuveen, including NAM, NWQ, and Symphony, the Independent Board Members reviewed such sub-adviser’s revenues, expenses and profitability margins (pre- and post-tax) for its advisory activities and the methodology used for allocating expenses among the internal sub-advisers. In addition, with respect to Sub-Advisers unaffiliated with Nuveen, the Independent Board Members also considered the Sub-Adviser’s revenues, expenses and profitability margins for its advisory activities with the applicable Fund(s). Based on their review, the Independent Board Members were satisfied that the respective Fund Adviser’s level of profitability was reasonable in light of the services provided.

In evaluating the reasonableness of the compensation, the Independent Board Members also considered other amounts paid to a Fund Adviser by the Funds as well as indirect benefits (such as soft dollar arrangements), if any, the Fund Adviser and its affiliates receive or are expected to receive that are directly attributable to the management of the Funds. See Section E below for additional information on indirect benefits the Fund Adviser may receive as a result of its relationship with the Funds. Based on their review of the overall fee arrangements of each Fund, the Independent Board Members determined that the advisory fees and expenses of the respective Fund were reasonable.

4. The New Advisory Agreements

As noted above, the terms of the New Advisory Agreements are substantially identical to their corresponding Original Advisory Agreements. The fee schedule, including the breakpoint schedule and complex-wide fee schedule, in each New Advisory Agreement is identical to that under the corresponding Original Advisory Agreement. The Board Members also noted that Nuveen has committed for a period of two years from the date of closing the Transaction

30

not to increase contractual management fee rates for any Nuveen fund. This commitment shall not limit or otherwise affect mergers or liquidations of any Funds in the ordinary course. Based on the information provided, the Board Members did not believe that the overall expenses would increase as a result of the Transaction. In addition, the Board Members recognized that the Nuveen funds may gain access to the retirement platform and institutional client base of TIAA-CREF, and the investors in the retirement platforms may roll their investments into one or more Nuveen funds as they exit their retirement plans. The enhanced distribution access may result in additional sales of the Funds resulting in an increase in total assets under management in the complex and a corresponding decrease in overall management fees if additional breakpoints at the fund-level or complex-wide level are met. Based on their review, the Board determined that the management fees and expenses under the New Advisory Agreements were reasonable.

Further, other than from a potential reduction in the debt level of Nuveen Investments, the Board recognized that it is difficult to predict with any degree of certainty the impact of the Transaction on Nuveen’s profitability. Given the fee schedule was not expected to change under the New Advisory Agreements, however, the Independent Board Members concluded that the Fund Adviser’s level of profitability for its advisory activities under the New Advisory Agreements would continue to be reasonable in light of the services provided.

D.	Economies of Scale and Whether Fee Levels Reflect These Economies of Scale

1. The Original Advisory Agreements

With respect to economies of scale, the Independent Board Members have recognized the potential benefits resulting from the costs of a fund being spread over a larger asset base, although economies of scale are difficult to measure and predict with precision, particularly on a fund-by-fund basis. One method to help ensure the shareholders share in these benefits is to include breakpoints in the advisory fee schedule. Generally, management fees for funds in the Nuveen complex are comprised of a fund-level component and a complex-level component, subject to certain exceptions. Accordingly, the Independent Board Members reviewed and considered the applicable fund-level breakpoints in the advisory fee schedules that reduce advisory fees as asset levels increase. Further, the Independent Board Members noted that although closed-end funds may from time-to-time make additional share offerings, the growth of their assets would occur primarily through the appreciation of such Funds’ investment portfolio.

In addition to fund-level advisory fee breakpoints, the Board also considered the Funds’ complex-wide fee arrangement. Pursuant to the complex-wide fee arrangement, the fees of the funds in the Nuveen complex are reduced as the assets in the fund complex reach certain levels. The complex-wide fee arrangement seeks to provide the benefits of economies of scale to fund shareholders when total fund complex assets increase, even if assets of a particular Fund are unchanged or have decreased. The approach reflects the notion that some of Nuveen’s costs are attributable to services provided to all its funds in the complex and therefore all funds benefit if these costs are spread over a larger asset base.

Based on their review, the Independent Board Members concluded that the breakpoint schedules and complex-wide fee arrangement (as applicable) were acceptable and reflect economies of scale to be shared with shareholders when assets under management increase.

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2. The New Advisory Agreements

As noted, the Independent Board Members recognized that the fund-level and complex-wide schedules will not change under the New Advisory Agreements. Assets in the funds advised by TIAA-CREF or it current affiliates will not be included in the complex-wide fee calculation. Nevertheless, the Nuveen funds may have access to TIAA-CREF’s retirement platform and institutional client base. The access to this distribution network may enhance the distribution of the Nuveen funds which, in turn, may lead to reductions in management and sub-advisory fees if the Nuveen funds reach additional fund-level and complex-wide break point levels. Based on their review, including the considerations in the annual review of the Original Advisory Agreements, the Independent Board Members determined that the fund-level breakpoint schedules and complex-wide fee schedule continue to be appropriate and desirable in ensuring that shareholders participate in the benefits derived from economies of scale under the New Advisory Agreements.

E.	Indirect Benefits

1. The Original Advisory Agreements

In evaluating fees, the Independent Board Members received and considered information regarding potential “fall out” or ancillary benefits the respective Fund Adviser or its affiliates may receive as a result of its relationship with each Fund. In this regard, with respect to closed-end Funds, the Independent Board Members considered any revenues received by affiliates of the Adviser for serving as co-manager in initial public offerings of new closed-end funds as well as revenues received in connection with secondary offerings.

In addition to the above, the Independent Board Members considered whether the Fund Adviser received any benefits from soft dollar arrangements whereby a portion of the commissions paid by a Fund for brokerage may be used to acquire research that may be useful to the Fund Adviser in managing the assets of the Funds and other clients. The Funds’ portfolio transactions are allocated by the applicable Sub-Adviser. Accordingly, with respect to NAM, ARI, NWQ and Symphony, the Independent Board Members considered that such Sub-Advisers may benefit from their soft dollar arrangements pursuant to which the respective Sub-Adviser receives research from brokers that execute the applicable Fund’s portfolio transactions. With respect to any fixed income securities, however, the Board recognized that such securities generally trade on a principal basis that does not generate soft dollar credits. Similarly, the Board recognized that the research received pursuant to soft dollar arrangements by a Sub-Adviser may also benefit the applicable Funds and shareholders to the extent the research enhances the ability of the Sub-Adviser to manage the respective Fund. For the Sub-Advisers with soft dollar arrangements, the Independent Board Members noted that such Sub-Advisers’ profitability may be somewhat lower if they did not receive the research services pursuant to the soft dollar arrangements and had to acquire such services directly.

With respect to Spectrum, the Board noted that Spectrum does not direct Fund trades through non-affiliated broker-dealers and therefore does not provide any Fund brokerage to broker-dealers in order to receive research or related services on a soft dollar basis. Spectrum, however, may from time to time receive research from various firms with which it transacts client business, but it has no arrangements with these firms. Spectrum also serves as its own broker for portfolio transactions for the Funds it advises and therefore may receive some indirect compensation.

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Based on their review, the Independent Board Members concluded that any indirect benefits received by a Fund Adviser as a result of its relationship with the Funds were reasonable and within acceptable parameters.

2. The New Advisory Agreements

The Independent Board Members noted that as the applicable policies and operations of the Fund Advisers with respect to the Funds were not anticipated to change significantly after the Transaction, such indirect benefits should remain after the Transaction. The Independent Board Members further noted the benefits the Transaction would provide to TIAA-CREF and Nuveen, including a larger-scale fund complex, certain shared services (noted above) and a broader range of investment capabilities, distribution capabilities and product line. Further, the Independent Board Members noted that Nuveen Investments, Inc. (the parent of the Adviser) would benefit from an improved capital structure through a reduction in its debt level.

F.	Other Considerations for the New Advisory Agreements

In addition to the factors above, the Board Members also considered the following with respect to the Nuveen funds:

•

Nuveen would rely on the provisions of Section 15(f) of the 1940 Act. In this regard, to help ensure that an unfair burden is not imposed on the Nuveen funds, Nuveen has committed for a period of two years from the date of the closing of the Transaction not to increase contractual management fee rates for any Fund. This commitment shall not limit or otherwise affect mergers or liquidations of any Funds in the ordinary course.

•

The Nuveen funds would not incur any costs in seeking the necessary shareholder approvals for the New Investment Management Agreements or New Sub-Advisory Agreements (except for any costs attributed to seeking shareholder approvals of fund specific matters unrelated to the Transaction, such as election of Board Members or changes to investment policies, in which case a portion of such costs will be borne by the applicable funds).

•	The reputation, financial strength and resources of TIAA-CREF.

•	The long-term investment philosophy of TIAA-CREF and anticipated plans to grow Nuveen’s business to the benefit of the Nuveen funds.

•

The benefits to the Nuveen funds as a result of the Transaction including: (i) increased resources and support available to Nuveen as well as an improved capital structure may reinforce and enhance the quality and level of services it provides to the funds; (ii) potential additional distribution capabilities for the funds to access new markets and customer segments through TIAA-CREF’s distribution network, including, in particular, its retirement platforms and institutional client base; and (iii) access to TIAA-CREF’s expertise and investment capabilities in additional asset classes.

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G.	Other Considerations

The Independent Board Members did not identify any single factor discussed previously as all-important or controlling. The Board Members, including the Independent Board Members, unanimously concluded that the terms of each Original Advisory Agreement and New Advisory Agreement are fair and reasonable, that the respective Fund Adviser’s fees are reasonable in light of the services provided to each Fund and that the Original Advisory Agreements be renewed and the New Advisory Agreements be approved.

II.	Approval of Interim Advisory Agreements

At the April Meeting, the Board Members, including the Independent Board Members, unanimously approved the Interim Investment Management Agreements and Interim Sub-Advisory Agreements. If necessary to assure continuity of advisory services, the Interim Investment Management Agreements and Interim Sub-Advisory Agreements will take effect upon the closing of the Transaction if shareholders have not yet approved the New Investment Management Agreements and New Sub-Advisory Agreements. The terms of each Interim Investment Management Agreement and Interim Sub-Advisory Agreement are substantially identical to those of the corresponding Original Investment Management Agreement and New Investment Management Agreement and the Original Sub-Advisory Agreement and New Sub-Advisory Agreement, respectively, except for certain term and fee escrow provisions. In light of the foregoing, the Board Members, including the Independent Board Members, unanimously determined that the scope and quality of services to be provided to the Funds under the respective Interim Investment Management Agreement and Interim Sub-Advisory Agreement are at least equivalent to the scope and quality of services provided under the applicable Original Investment Management Agreement and Original Sub-Advisory Agreement.

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PROPOSAL 3: ELECTION OF BOARD MEMBERS

(ALL FUNDS EXCEPT JMLP AND NNP)

Nominees

Pursuant to the organizational documents of each Fund, each Board is divided into three classes, Class I, Class II and Class III, to be elected by all shareholders to serve until the third succeeding annual meeting of shareholders subsequent to their election or until their successors have been duly elected and qualified. In addition, for each Fund with Preferred Shares outstanding, under normal circumstances, holders of Preferred Shares are entitled to elect two (2) Board Members at each annual meeting of shareholders, to serve until the next annual meeting of shareholders or until their successors shall have been duly elected and qualified.

Effective September 1, 2013, Board Members William Adams IV, John K. Nelson and Thomas S. Schreier, Jr. were appointed as Board Members. The Board has determined that each appointed Board Member who has not yet been elected by shareholders shall stand for election at the Meeting. Electing Board Members at this time will facilitate the Funds’ continued compliance with the provisions of the 1940 Act that require that a majority of Board Members to be elected by shareholders and allow the appointment of Board Members to fill vacancies only if, after such appointment, at least two-thirds of the Board Members would have been elected by shareholders.

Each Board Member nominee, if elected at the Meeting, will serve a term commensurate with the remaining term of the class of Board Members to which he has been designated. Each Board Member who is not standing for election at the Meeting will continue to serve the term to which he or she was last elected, in accordance with the term to which he or she has been designated.

Board Members are standing for election at the Meeting as follows:

(a)	For NTC, JFR, JRO, NKG, NMY, NOM, NNC, JPI, NSL, JSD and NPV: Three Board Members are to be elected by all shareholders (with holders of common shares and Preferred Shares voting together as a single class for each Fund with Preferred Shares outstanding).

(i)	Board Members William Adams IV and John K. Nelson are nominees for election as Class II Board Members for a term expiring at the next succeeding annual meeting of shareholders subsequent to their election or until their successors have been duly elected and qualified; and

(ii)	Board Member Thomas S. Schreier, Jr. is the nominee for election as a Class III Board Member for a term expiring at the second succeeding annual meeting of shareholders subsequent to his election or until his successor has been duly elected and qualified.

(b)	For JQC, JPW, NID, NIQ, JPC, JTP, JPS, JHP, NAN and NXK. One Board Member is to be elected by all shareholders (with holders of common shares and Preferred Shares voting together as a single class for each Fund with Preferred Shares outstanding). Board Member Thomas S. Schreier, Jr. is the nominee for election as a Class III Board Member for a term expiring at the next succeeding annual meeting of shareholders subsequent to his election or until his successor has been duly elected and qualified.

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Composition of the Board

NTC, JFR, JRO, NKG, NMY, NOM, NNC, JPI, NSL and NPV. The composition of the Board of each such Fund is as follows:

Class I Board Members(1)	Class II Board Members(2)	Class III Board Members(3)	Preferred Shares Board Members(4)
Judith M. Stockdale	William Adams IV	Robert P. Bremner	William C. Hunter
Carole E. Stone	David J. Kundert	Jack B. Evans	William J. Schneider
Virginia L. Stringer	John K. Nelson	Thomas S. Schreier, Jr.
Terence J. Toth

(1)

Class I Board Members Stockdale, Stone and Stringer were last elected at the Fund’s annual meeting of shareholders held on November 26, 2013. The terms of Class I Board Members will expire at the Fund’s third succeeding annual meeting of shareholders following the Meeting or when their successors have been duly elected and qualified.

(2)

Except with respect to JPI, Class II Board Members Kundert and Toth were last elected at the Fund’s annual meeting of shareholders held on November 15, 2011 for JFR, JRO and NSL, held on November 15, 2011 and adjourned to December 16, 2011 for NMY, NOM and NPV, and held on November 15, 2011 and adjourned to January 31, 2012 for NNC, NTC and NKG. For JPI, Class II Board Members Kunder and Toth were last elected by the initial shareholder of the Fund, the Adviser, on July 26, 2012. Class II Board Members Adams and Nelson were appointed to the Board of each Fund effective September 1, 201. The terms of Class II Board Members will expire at the Fund’s next succeeding annual meeting of shareholders following the Meeting or when their successors have been duly elected and qualified.

(3)

Except with respect to JPI, Class III Board Members Bremner and Evans were last elected at the Fund’s annual meeting of shareholders held on November 14, 2012 and adjourned to December 14, 2012. Class III Board Member Schreier was appointed to the Board of each Fund effective September 1, 2013. The terms of Class III Board Members will expire at the Fund’s second succeeding annual meeting of shareholders following the Meeting or when their successors have been duly elected and qualified.

(4)

For NMY, NOM, NPV, NNC, NTC and NKG Board Members Hunter and Schneider were last elected at the Fund’s annual meeting of shareholders held on November 26, 2013. For JPI, Board Member Hunter was last elected at the Fund’s annual meeting of shareholders held on November 26, 2013 and Board Member Schneider was last elected by the initial shareholder of the Fund, the Adviser, on July 26, 2012. For JFR, JRO and NSL, Board Member Hunter was last elected at the Fund’s annual meeting of shareholders held on November 26, 2013 and Board Member Schneider was last elected by at the Fund’s annual meeting of shareholders held on November 14, 2012 adjourned to December 14, 2012. The terms of Board Members elected by holders of Preferred Shares will expire at the Fund’s next succeeding annual meeting of shareholders following the Meeting or when their successors have been duly elected and qualified.

JSD. The composition of the Board of JSD is as follows:

Class I Board Members(1)	Class II Board Members(2)	Class III Board Members(3)
William C. Hunter	William Adams IV	Robert P. Bremner
Judith M. Stockdale	David J. Kundert	Jack B. Evans
Carole E. Stone	John K. Nelson	Thomas S. Schreier, Jr.
Virginia L. Stringer	Terence J. Toth	William J. Schneider

(1)

Class I Board Members Hunter, Stockdale, Stone and Stringer were last elected at the Fund’s annual meeting of shareholders held on November 26, 2013. The terms of Class I Board Members will expire at the Fund’s third succeeding annual meeting of shareholders following the Meeting or when their successors have been duly elected and qualified.

(2)

Class II Board Members Kundert and Toth were last elected by the initial shareholder of the Fund, the Adviser, on May 23, 2011. Board Members Adams and Nelson were appointed to the Board effective September 1, 2013. The terms of Class II Board Members will expire at the Fund’s next succeeding annual meeting of shareholders following the Meeting or when their successors have been duly elected and qualified.

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(3)

Class III Board Members Bremner, Evans and Schneider were last elected at the Fund’s annual meeting of shareholders held on November 14, 2012 adjourned to December 14, 2012. Board Member Schreier was appointed to the Board effective September 1, 2013. The terms of Class III Board Members will expire at the Fund’s second succeeding annual meeting of shareholders following the Meeting or when their successors have been duly elected and qualified.

NID, NIQ, NAN and NXK. The composition of the Board of NID, NIQ, NAN and NXK is as follows:

Class I Board Members(1)	Class II Board Members(2)	Class III Board Members(3)	Preferred Shares Board Members(4)
Judith M. Stockdale	William Adams IV	Robert P. Bremner	William C. Hunter
Carole E. Stone	David J. Kundert	Jack B. Evans	William J. Schneider
Virginia L. Stringer	John K. Nelson	Thomas S. Schreier, Jr.
Terence J. Toth

(1)

With respect to NID and NIQ, Class I Board Members Stockdale, Stone and Stringer were last elected by the initial shareholder of the Fund, the Adviser, on December 5, 2012, in the case of NID, and February 7, 2013, in the case of NIQ. With respect to NAN and NXK, Class I Board Members Stockdale Stone and Stringer were last elected at the Fund’s annual meeting of shareholders held on April 3, 2013. The terms of Class I Board Members will expire at the Fund’s second succeeding annual meeting of shareholders following the Meeting or when their successors have been duly elected and qualified.

(2)

Class II Board Members Adams, Kundert, Nelson and Toth were last elected at the Fund’s annual meeting of shareholders held on April 11, 2014 with respect to NID and NIQ, and January 10, 2014 with respect to NAN and NXK . The terms of Class II Board Members will expire at the Fund’s third succeeding annual meeting of shareholders following the Meeting or when their successors have been duly elected and qualified.

(3)

With respect to NID and NIQ, Class III Board Members Bremner and Evans were last elected by the initial shareholder of the Fund, the Adviser, on December 5, 2012, in the case of NID, and February 7, 2013, in the case of NIQ. With respect to NAN and NXK, Class III Board Members Bremner and Evans were last elected at the annual meeting of shareholders held on March 30, 2012 adjourned to May 8, 2012. Class III Board Member Schreier was appointed to the Board effective September 1, 2013. The terms of Class III Board Members will expire at the Fund’s next succeeding annual meeting of shareholders following the Meeting or when their successors have been duly elected and qualified.

(4)

Board Members Hunter and Schneider were last elected by holders of Preferred Shares at the Fund’s annual meeting of shareholders held on April 11, 2014 with respect to NID and NIQ, and January 10, 2014 with respect to NAN and NXK. The terms of such Board Members will expire at the Fund’s next succeeding annual meeting of shareholders following the Meeting or when their successors have been duly elected and qualified.

JQC, JPW, JPC, JTP, JPS and JHP. The composition of the Board of each such Fund is as follows:

Class I Board Members(1)	Class II Board Members(2)	Class III Board Members(3)
William C. Hunter	William Adams IV	Robert P. Bremner
Judith M. Stockdale	David J. Kundert	Jack B. Evans
Carole E. Stone	John K. Nelson	Thomas S. Schreier, Jr.
Virginia L. Stringer	Terence J. Toth	William J. Schneider

(1)

Class I Board Members Hunter, Stockdale, Stone and Stringer were last elected at the Fund’s annual meeting held on April 3, 2013, except with respect to JPW, for which such Board Members were last elected by the initial shareholder of the Fund, the Adviser, on June 25, 2013. The terms of Class I Board Members will expire at the Fund’s second succeeding annual meeting of shareholders following the Meeting or when their successors have been duly elected and qualified

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(2)

Class II Board Members Adams, Kundert, Nelson and Toth were last elected at the Fund’s annual meeting held on April 11, 2014. The terms of Class II Board Members will expire at the Fund’s third succeeding annual meeting of shareholders following the Meeting or when their successors have been duly elected and qualified.

Class III Board Members Bremner, Evans and Schneider were last elected at the Fund’s annual meeting held on March 30, 2012, except with respect to JPW, for which such Board Members were last elected by the initial shareholder of the Fund, the Adviser, on June 25, 2013. Board Member Schreier was appointed to the Board effective September 1, 2013. The terms of Class III Board Members will expire at the Fund’s next succeeding annual meeting of shareholders following the Meeting or when their successors have been duly elected and qualified.

It is the intention of the persons named in the enclosed proxy to vote the shares represented thereby for the election of the nominees listed above unless the proxy is marked otherwise. Each of the nominees has agreed to serve as a Board Member of each Fund if elected. However, should any nominee become unable or unwilling to accept nomination for election, the proxies will be voted for substitute nominees, if any, designated by that Fund’s present Board.

For all Funds, other than Messrs. Adams and Schreier, all Board Member nominees are not “interested persons” as defined in the 1940 Act, of the Funds or of the Adviser and have never been an employee or director of Nuveen, the Adviser’s parent company, or any affiliate.

The Board unanimously recommends that shareholders vote FOR the election of the nominees named herein.

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Board Members and Nominees

Name, Business Address and Year of Birth	Position(s) Held with Funds	Term of Office and Length of Time Served(1)	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Board Member	Other Directorships Held by Board Member During Past Five Years
INDEPENDENT BOARD MEMBERS

William J. Schneider(2) 333 West Wacker Drive Chicago, IL 60606 (1944)	Chairman of the Board; Board Member	Term: † Length of service: Since 1996, Chairman of the Board Since July 1, 2013	Chairman of Miller-Valentine Partners, a real estate investment company; Board Member, Med-America Health System, of Tech Town, Inc., a not-for-profit community development company, and of WDPR Public Radio; formerly, Senior Partner and Chief Operating Officer (retired 2004) of Miller-Valentine Group; formerly, Director Dayton Development Coalition; formerly, Board Member, Business Advisory Council, Cleveland Federal Reserve Bank and University or Dayton Business School Advisory Council.	209	None

Robert P. Bremner 333 West Wacker Drive Chicago, IL 60606 (1940)	Board Member	Term: † Length of service: Since 1996; Chairman of the Board (2008-July 1, 2013); Lead Independent Director (2005-2008)	Private Investor and Management Consultant; Treasurer and Director, Humanities Council, Washington, D.C.; Board Member, Independent Directors Council affiliated with the Investment Company Institute.	209	None

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Name, Business Address and Year of Birth	Position(s) Held with Funds	Term of Office and Length of Time Served(1)	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Board Member	Other Directorships Held by Board Member During Past Five Years

Jack B. Evans 333 West Wacker Drive Chicago, IL 60606 (1948)	Board Member	Term: † Length of service: Since 1999	President, The Hall-Perrine Foundation, a private philanthropic corporation (since 1996); Director, Source Media Group; Life Trustee of Coe College and the Iowa College Foundation; formerly, Director, Federal Reserve Bank of Chicago; formerly, President and Chief Operating Officer, SCI Financial Group, Inc., a regional financial services firm; formerly, Member and President Pro Tem of the Board of Regents for the State of Iowa University System.	209	Director and Vice Chairman, United Fire Group, a publicly held company; formerly, Director, Alliant Energy

William C. Hunter 333 West Wacker Drive Chicago, IL 60606 (1948)	Board Member	Term: † Length of service: Since 2004	Dean Emeritus (since June 30, 2012), formerly Dean, Tippie College of Business, University of Iowa (2006-2012); Director (since 2005) and President (since July 2012) of Beta Gamma Sigma, Inc., The International Honor Society; Director of Wellmark, Inc. (since 2009); formerly, Director (1997-2007), Credit Research Center at Georgetown University; formerly, Dean and Distinguished Professor of Finance, School of Business at the University of Connecticut (2003-2006); previously, Senior Vice President and Director of Research at the Federal Reserve Bank of Chicago (1995-2003).	209	Director (since 2004) of Xerox Corporation

40

Name, Business Address and Year of Birth	Position(s) Held with Funds	Term of Office and Length of Time Served(1)	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Board Member	Other Directorships Held by Board Member During Past Five Years

David J. Kundert 333 West Wacker Drive Chicago, IL 60606 (1942)	Board Member	Term: † Length of service: Since 2005	Formerly, Director, Northwestern Mutual Wealth Management Company (2006-2013); retired (since 2004) as Chairman, JPMorgan Fleming Asset Management, President and CEO, Banc One Investment Advisors Corporation, and President, One Group Mutual Funds; prior thereto, Executive Vice President, Banc One Corporation and Chairman and CEO, Banc One Investment Management Group; Regent Emeritus, member of Investment Committee, Luther College; member of the Wisconsin Bar Association; member of Board of Directors, Friends of Boerner Botanical Gardens; member of Board of Directors and Chair of Investment Committee, Greater Milwaukee Foundation; member of the Board of Directors (Milwaukee), College Possible.	209	None

41

Name, Business Address and Year of Birth	Position(s) Held with Funds	Term of Office and Length of Time Served(1)	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Board Member	Other Directorships Held by Board Member During Past Five Years

John K. Nelson 333 West Wacker Drive Chicago, IL 60606 (1962)	Board Member	Term: † Length of service: Since 2013	Senior external advisor to the financial services practice of Deloitte Consulting LLP (since 2012); Member of Board of Directors of Core12 LLC (since 2008), a private firm which develops branding, marketing and communications strategies for clients; Director of The Curran Center for Catholic American Studies (since 2009) and The President’s Council, Fordham University (since 2010); former Chairman of the Board of Trustees of Marian University (2010-2014 as trustee, 2011-2014 as Chairman); formerly, Chief Executive Officer of ABN AMRO N.V. North America, and Global Head of its Financial Markets Division (2007-2008); prior senior positions held at ABN AMRO include Corporate Executive Vice President and Head of Global Markets — the Americas (2006-2007), CEO of Wholesale Banking — North America and Global Head of Foreign Exchange and Futures Markets (2001-2006), and Regional Commercial Treasurer and Senior Vice President Trading — North America (1996-2001); formerly, Trustee at St. Edmund Preparatory School in New York City.	209	None

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Name, Business Address and Year of Birth	Position(s) Held with Funds	Term of Office and Length of Time Served(1)	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Board Member	Other Directorships Held by Board Member During Past Five Years

Judith M. Stockdale 333 West Wacker Drive Chicago, IL 60606 (1947)	Board Member	Term: † Length of service: Since 1997	Board Member of the U.S. Endowment for Forestry and Communities (since 2013); Board Member of the Land Trust Alliance (since 2013); formerly, Executive Director (1994-2012), Gaylord and Dorothy Donnelley Foundation; prior thereto, Executive Director, Great Lakes Protection Fund (1990-1994).	209	None

Carole E. Stone 333 West Wacker Drive Chicago, IL 60606 (1947)	Board Member	Term: † Length of service: Since 2007	Director, Chicago Board Options Exchange (since 2006); Director, C2 Options Exchange, Incorporated (since 2009); formerly, Commissioner, New York State Commission on Public Authority Reform (2005-2010); formerly, Chair, New York Racing Association Oversight Board (2005-2007).	209	Director, CBOE Holdings, Inc. (since 2010)

Virginia L. Stringer 333 West Wacker Drive Chicago, IL 60606 (1944)	Board Member	Term: † Length of service: Since 2011	Board Member, Mutual Fund Directors Forum; former Member, Governing Board, Investment Company Institute’s Independent Directors Council; Governance consultant and non-profit board member; former Owner and President, Strategic Management Resources, Inc. a management consulting firm; previously, held several executive positions in general management, marketing and human resources at IBM and The Pillsbury Company.	209	Previously, Independent Director (1987-2010) and Chair (1997-2010), First American Fund Complex

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Name, Business Address and Year of Birth	Position(s) Held with Funds	Term of Office and Length of Time Served(1)	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Board Member	Other Directorships Held by Board Member During Past Five Years

Terence J. Toth(3) 333 West Wacker Drive Chicago, IL 60606 (1959)	Board Member	Term: † Length of service: Since 2008	Managing Partner, Promus Capital (since 2008); Director of Fulcrum IT Service LLC (since 2010), Quality Control Corporation (since 2012) and LogicMark LLC (since 2012); formerly, Director, Legal & General Investment Management America, Inc. (2008-2013); formerly, CEO and President, Northern Trust Global Investments (2004-2007); Executive Vice President, Quantitative Management & Securities Lending (2000-2004); prior thereto, various positions with Northern Trust Company (since 1994); Member, Chicago Fellowship Board (since 2005), Catalyst Schools of Chicago Board (since 2008) and Mather Foundation Board (since 2012) and a member of its investment committee; formerly, member, Northern Trust Mutual Funds Board (2005-2007), Northern Trust Global Investments Board (2004-2007), Northern Trust Japan Board (2004-2007), Northern Trust Securities Inc. Board (2003-2007) and Northern Trust Hong Kong Board (1997-2004).	209	None

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Name, Business Address and Year of Birth	Position(s) Held with Funds	Term of Office and Length of Time Served(1)	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Board Member	Other Directorships Held by Board Member During Past Five Years
INTERESTED BOARD MEMBERS

William Adams IV(4) 333 West Wacker Drive Chicago, IL 60606 (1955)	Board Member	Term: † Length of service: Since 2013	Senior Executive Vice President, Global Structured Products (since 2010) formerly, Executive Vice President, U.S. Structured Products, (1999-2010) of Nuveen Investments, Inc.; Co-President of Nuveen Fund Advisors, LLC (since 2011); President (since 2011) formerly, Managing Director (2010-2011), of Nuveen Commodities Asset Management, LLC; Board Member of the Chicago Symphony Orchestra and of Gilda’s Club Chicago.	133	None

Thomas S. Schreier, Jr.(4) 333 West Wacker Drive Chicago, IL 60606 (1962)	Board Member	Term: † Length of service: Since 2013	Vice Chairman, Wealth Management of Nuveen Investments, Inc. (since 2011); Co-President of Nuveen Fund Advisors, LLC; Chairman of Nuveen Asset Management, LLC (since 2011); Co-Chief Executive Officer of Nuveen Securities, LLC (since 2011); Member of the Board of Governors and Chairman’s Council of the Investment Company Institute; formerly, Chief Executive Officer (2000-2010) and Chief Investment Officer (2007-2010) of FAF Advisors, Inc.; formerly, President of First American Funds (2001-2010).	133	None

(1)	Length of Time Served indicates the year in which the individual became a Board Member of a fund in the Nuveen fund complex.
(2)	Mr. Schneider is one of several owners and managing members in two limited liability companies and a general partner and one member of the governing body of a general partnership, each engaged in real estate ownership activities. In connection with their ordinary course of investment activities, court appointed receivers have been named for certain individual properties owned by such entities. The individual properties for which a receiver has been appointed represent an immaterial portion of the portfolio assets owned by these entities.
(3)

Mr. Toth serves as a director on the Board of Directors of the Mather Foundation (the “Foundation”) and is a member of its investment committee. The Foundation is the parent of the Mather LifeWays organization, a non-profit charitable

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organization. Prior to Mr. Toth joining the Board of the Foundation, the Foundation selected Gresham Investment Management (“Gresham”), an affiliate of Nuveen Fund Advisors, LLC, to manage a portion of the Foundation’s investment portfolio, and pursuant to this selection, the Foundation has invested that portion of its investment portfolio in a private commodity pool managed by Gresham.

(4)	Each of Messrs. Adams and Schreier is an “interested person” as defined in the 1940 Act by reason of his positions with Nuveen Investments, Inc. and certain of its subsidiaries.
†	Each Board Member is generally expected to serve a term as set forth herein under “Nominees and Composition of the Board.”

Share Ownership

In order to create an appropriate identity of interests between Board Members and shareholders, the boards of directors/trustees of the Nuveen funds have adopted a governance principle pursuant to which each Board Member is expected to invest, either directly or on a deferred basis, at least the equivalent of one year of compensation in the funds in the Nuveen complex.

The dollar range of equity securities beneficially owned by each Board Member in each Fund and all Nuveen funds overseen by the Board Member as of December 31, 2013 is set forth in Appendix H. The number of shares of each Fund beneficially owned by each Board Member and by the Board Members and executive officers of the Funds as a group as of December 31, 2013 is set forth in Appendix H. As of the Record Date, each Board Member’s and executive officer’s individual beneficial shareholdings of each Fund constituted [less than 1%] of the outstanding shares of each Fund. As of the Record Date, the Board Members and executive officers as a group beneficially owned [less than 1%] of the outstanding shares of each Fund.

Compensation

Prior to January 1, 2014, each Independent Board Member received a $140,000 annual retainer plus: (a) a fee of $4,500 per day for attendance in person or by telephone at regularly scheduled meetings of the Board; (b) a fee of $3,000 per meeting for attendance in person or by telephone at special, non-regularly scheduled meetings of the Board where in-person attendance was required and $2,000 per meeting for attendance by telephone or in person at such meetings where in-person attendance was not required; (c) a fee of $2,500 per meeting for attendance in person or by telephone at Audit Committee meetings where in-person attendance was required and $2,000 per meeting for attendance by telephone or in person at such meetings where in-person attendance was not required; (d) a fee of $2,500 per meeting for attendance in person or by telephone at Compliance, Risk Management and Regulatory Oversight Committee meetings where in-person attendance was required and $2,000 per meeting for attendance by telephone or in person at such meetings where in-person attendance was not required; (e) a fee of $1,000 per meeting for attendance in person or by telephone at Dividend Committee meetings; (f) a fee of $500 per meeting for attendance in person or by telephone at all other committee meetings ($1,000 for shareholder meetings) where in-person attendance was required and $250 per meeting for attendance by telephone or in person at such committee meetings (excluding shareholder meetings) where in-person attendance was not required, and $100 per meeting when the Executive Committee acted as pricing committee for IPOs, plus, in each case, expenses incurred in attending such meetings, provided that no fees were received for meetings held on days on which regularly scheduled Board meetings were held; and (g) a fee of $2,500 per meeting for attendance in person or by

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telephone at Closed-End Funds Committee meetings where in-person attendance was required and $2,000 per meeting for attendance by telephone or in person at such meetings where in-person attendance was not required, provided that no fees were received for meetings held on days on which regularly scheduled Board meetings were held. In addition to the payments described above, the Chairman of the Board received $75,000, the chairpersons of the Audit Committee, the Dividend Committee, the Compliance, Risk Management and Regulatory Oversight Committee and the Closed-End Funds Committee received $12,500 each and the chairperson of the Nominating and Governance Committee received $5,000 as additional retainers. Independent Board Members also received a fee of $3,000 per day for site visits to entities that provided services to the Nuveen funds on days on which no Board meeting was held. When ad hoc committees were organized, the Nominating and Governance Committee at the time of formation determined compensation to be paid to the members of such committees; however, in general, such fees were $1,000 per meeting for attendance in person or by telephone at ad hoc committee meetings where in-person attendance was required and $500 per meeting for attendance by telephone or in person at such meetings where in-person attendance was not required. The annual retainer, fees and expenses were allocated among the Nuveen funds on the basis of relative net assets, although management might have, in its discretion, established a minimum amount to be allocated to each fund.

Effective January 1, 2014, Independent Board Members receive a $150,000 annual retainer plus: (a) a fee of $5,000 per day for attendance in person or by telephone at regularly scheduled meetings of the Board; (b) a fee of $3,000 per meeting for attendance in person or by telephone at special, non-regularly scheduled meetings of the Board where in-person attendance is required and $2,000 per meeting for attendance by telephone or in person at such meetings where in-person attendance is not required; (c) a fee of $2,500 per meeting for attendance in person or by telephone at Audit Committee meetings where in-person attendance is required and $2,000 per meeting for attendance by telephone or in person at such meetings where in-person attendance is not required; (d) a fee of $2,500 per meeting for attendance in person or by telephone at Compliance, Risk Management and Regulatory Oversight Committee meetings where in-person attendance is required and $2,000 per meeting for attendance by telephone or in person at such meetings where in-person attendance is not required; (e) a fee of $1,000 per meeting for attendance in person or by telephone at Dividend Committee meetings; (f) a fee of $2,500 per meeting for attendance in person or by telephone at Closed-End Funds Committee meetings where in-person attendance is required and $2,000 per meeting for attendance by telephone or in person at such meetings where in-person attendance is not required, provided that no fees are received for meetings held on days on which regularly scheduled Board meetings are held; and (g) a fee of $500 per meeting for attendance in person or by telephone at all other committee meetings ($1,000 for shareholder meetings) where in-person attendance is required and $250 per meeting for attendance by telephone or in person at such committee meetings (excluding shareholder meetings) where in-person attendance is not required, and $100 per meeting when the Executive Committee acts as pricing committee for IPOs, plus, in each case, expenses incurred in attending such meetings, provided that no fees are received for meetings held on days on which regularly scheduled Board meetings are held. In addition to the payments described above, the Chairman of the Board receives $75,000, the chairpersons of the Audit Committee, the Dividend Committee, the Compliance, Risk Management and Regulatory Oversight Committee and the Closed-End Funds Committee receive $12,500 each and the chairperson of the Nominating and Governance Committee receives $5,000 as additional annual retainers. Independent Board Members

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also receive a fee of $3,000 per day for site visits to entities that provide services to the Nuveen funds on days on which no Board meeting is held. When ad hoc committees are organized, the Nominating and Governance Committee will at the time of formation determine compensation to be paid to the members of such committees; however, in general, such fees will be $1,000 per meeting for attendance in person or by telephone at ad hoc committee meetings where in-person attendance is required and $500 per meeting for attendance by telephone or in person at such meetings where in-person attendance is not required. The annual retainer, fees and expenses are allocated among the Nuveen funds on the basis of relative net assets, although management may, in its discretion, establish a minimum amount to be allocated to each fund.

The Funds do not have retirement or pension plans. Certain Nuveen funds (the “Participating Funds”) participate in a deferred compensation plan (the “Deferred Compensation Plan”) that permits an Independent Board Member to elect to defer receipt of all or a portion of his or her compensation as an Independent Board Member. The deferred compensation of a participating Independent Board Member is credited to a book reserve account of the Participating Fund when the compensation would otherwise have been paid to such Independent Board Member. The value of the Independent Board Member’s deferral account at any time is equal to the value that the account would have had if contributions to the account had been invested and reinvested in shares of one or more of the eligible Nuveen funds. At the time for commencing distributions from an Independent Board Member’s deferral account, the Independent Board Member may elect to receive distributions in a lump sum or over a period of five years. The Participating Fund will not be liable for any other fund’s obligations to make distributions under the Deferred Compensation Plan.

Except for JMLP, the Funds have no employees. The officers of the Funds and the Board Member of each Fund who is not an Independent Board Member serve without any compensation from the Funds.

The tables set forth in Appendix I show, for each Independent Board Member, the aggregate compensation paid by each Fund to each Board Member for its last fiscal year and the aggregate compensation paid by all Nuveen funds to each Board Member for the calendar year ended December 31, 2013.

Board Leadership and Risk Oversight

The Board of each Fund oversees the operations and management of the Fund, including the duties performed for the Fund by the Adviser. The Board has adopted a unitary board structure. A unitary board consists of one group of directors who serve on the board of every fund in the complex. In adopting a unitary board structure, the Board Members seek to provide effective governance through establishing a board, the overall composition of which will, as a body, possess the appropriate skills, independence and experience to oversee the Funds’ business. With this overall framework in mind, when the Board, through its Nominating and Governance Committee discussed below, seeks nominees for the Board, the Board Members consider, not only the candidate’s particular background, skills and experience, among other things, but also whether such background, skills and experience enhance the Board’s diversity and at the same time complement the Board given its current composition and the mix of skills and experiences of the incumbent Board Members. The Nominating and Governance Committee believes that the Board generally benefits from diversity of background, experience and views among its

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members, and considers this a factor in evaluating the composition of the Board, but has not adopted any specific policy on diversity or any particular definition of diversity.

The Board believes the unitary board structure enhances good and effective governance, particularly given the nature of the structure of the investment company complex. Funds in the same complex generally are served by the same service providers and personnel and are governed by the same regulatory scheme which raises common issues that must be addressed by the Board Members across the fund complex (such as compliance, valuation, liquidity, brokerage, trade allocation or risk management). The Board believes it is more efficient to have a single board review and oversee common policies and procedures which increases the Board’s knowledge and expertise with respect to the many aspects of fund operations that are complex-wide in nature. The unitary structure also enhances the Board’s influence and oversight over the Adviser and other service providers.

In an effort to enhance the independence of the Board, the Board also has a Chairman that is an Independent Board Member. The Board recognizes that a chairman can perform an important role in setting the agenda for the Board, establishing the boardroom culture, establishing a point person on behalf of the Board for Fund management, and reinforcing the Board’s focus on the long-term interests of shareholders. The Board recognizes that a chairman may be able to better perform these functions without any conflicts of interests arising from a position with Fund management. Accordingly, the Board Members have elected William J. Schneider as the independent Chairman of the Board. Specific responsibilities of the Chairman include: (i) presiding at all meetings of the Board and of the shareholders; (ii) seeing that all orders and resolutions of the Board Members are carried into effect; and (iii) maintaining records of and, whenever necessary, certifying all proceedings of the Board Members and the shareholders.

Although the Board has direct responsibility over various matters (such as advisory contracts, underwriting contracts and Fund performance), the Board also exercises certain of its oversight responsibilities through several committees that it has established and which report back to the full Board. The Board believes that a committee structure is an effective means to permit Board Members to focus on particular operations or issues affecting the Funds, including risk oversight. More specifically, with respect to risk oversight, the Board has delegated matters relating to valuation and compliance to certain committees (as summarized below) as well as certain aspects of investment risk. In addition, the Board believes that the periodic rotation of Board Members among the different committees allows the Board Members to gain additional and different perspectives of a Fund’s operations. The Board has established six standing committees: the Executive Committee, the Dividend Committee, the Audit Committee, the Compliance, Risk Management and Regulatory Oversight Committee, the Nominating and Governance Committee and the Closed-End Funds Committee. The Board may also from time to time create ad hoc committees to focus on particular issues as the need arises. The membership and functions of the standing committees are summarized below.

Executive Committee. The Executive Committee, which meets between regular meetings of the Board, is authorized to exercise all of the powers of the Board. The members of the Executive Committee are William J. Schneider, Chair, William Adams IV and Judith M. Stockdale. The number of Executive Committee meetings of each Fund held during its last fiscal year is shown in Appendix J.

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Dividend Committee. The Dividend Committee is authorized to declare distributions on each Fund’s shares including, but not limited to, regular and special dividends, capital gains and ordinary income distributions. The members of the Dividend Committee are Jack B. Evans, Chair, William C. Hunter, Judith M. Stockdale and Terence J. Toth. The number of Dividend Committee meetings of each Fund held during its last fiscal year is shown in Appendix J.

Audit Committee. The Board has an Audit Committee, in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934 (“1934 Act”), that is composed of Independent Board Members who are also “independent” as that term is defined in the listing standards pertaining to closed-end funds of the NYSE or NYSE MKT, as applicable. The Audit Committee assists the Board in: the oversight and monitoring of the accounting and reporting policies, processes and practices of the Funds, and the audits of the financial statements of the Funds; the quality and integrity of the financial statements of the Funds; the Funds’ compliance with legal and regulatory requirements relating to the Funds’ financial statements; the independent auditors’ qualifications, performance and independence; and the pricing procedures of the Funds and the internal valuation group of Nuveen. It is the responsibility of the Audit Committee to select, evaluate and replace any independent auditors (subject only to Board and, if applicable, shareholder ratification) and to determine their compensation. The Audit Committee is also responsible for, among other things, overseeing the valuation of securities comprising the Funds’ portfolios. Subject to the Board’s general supervision of such actions, the Audit Committee addresses any valuation issues, oversees the Funds’ pricing procedures and actions taken by Nuveen’s internal valuation group which provides regular reports to the Audit Committee, reviews any issues relating to the valuation of the Funds’ securities brought to its attention, and considers the risks to the Funds in assessing the possible resolutions of these matters. The Audit Committee may also consider any financial risk exposures for the Funds in conjunction with performing its functions.

To fulfill its oversight duties, the Audit Committee receives annual and semi-annual reports and has regular meetings with the external auditors for the Funds and the internal audit group at Nuveen. The Audit Committee also may review, in a general manner, the processes the Board or other Board committees have in place with respect to risk assessment and risk management as well as compliance with legal and regulatory matters relating to the Funds’ financial statements. The Audit Committee operates under a written Audit Committee Charter (the “Charter”) adopted and approved by the Board, which Charter conforms to the listing standards of the NYSE or NYSE MKT, as applicable. Members of the Audit Committee are independent (as set forth in the Charter) and free of any relationship that, in the opinion of the Board Members, would interfere with their exercise of independent judgment as an Audit Committee member. The members of the Audit Committee are Jack B. Evans, Chair, Robert P. Bremner, David J. Kundert, Carole E. Stone and Terence J. Toth, each of whom is an Independent Board Member of the Funds. A copy of the Charter is available at www.nuveen.com/CEF/Shareholder/ FundGovernance.aspx. The number of Audit Committee meetings of each Fund held during its last fiscal year is shown in Appendix J.

Compliance, Risk Management and Regulatory Oversight Committee. The Compliance, Risk Management and Regulatory Oversight Committee (the “Compliance Committee”) is responsible for the oversight of compliance issues, risk management and other regulatory matters affecting the Funds that are not otherwise under or within the jurisdiction of the other committees. The Board has adopted and periodically reviews policies and procedures designed to address the Funds’ compliance and risk matters. As part of its duties, the

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Compliance Committee: reviews the policies and procedures relating to compliance matters and recommends modifications thereto as necessary or appropriate to the full Board; develops new policies and procedures as new regulatory matters affecting the Funds arise from time to time; evaluates or considers any comments or reports from examinations from regulatory authorities and responses thereto; and performs any special reviews, investigations or other oversight responsibilities relating to risk management, compliance and/or regulatory matters as requested by the Board.

In addition, the Compliance Committee is responsible for risk oversight, including, but not limited to, the oversight of risks related to investments and operations. Such risks include, among other things, exposures to: particular issuers, market sectors, or types of securities; risks related to product structure elements, such as leverage; and techniques that may be used to address those risks, such as hedging and swaps. In assessing issues brought to the Compliance Committee’s attention or in reviewing a particular policy, procedure, investment technique or strategy, the Compliance Committee evaluates the risks to the Funds in adopting a particular approach or resolution compared to the anticipated benefits to the Funds and their shareholders. In fulfilling its obligations, the Compliance Committee meets on a quarterly basis, and at least once a year in person. The Compliance Committee receives written and oral reports from the Funds’ Chief Compliance Officer (“CCO”) and meets privately with the CCO at each of its quarterly meetings. The CCO also provides an annual report to the full Board regarding the operations of the Funds’ and other service providers’ compliance programs as well as any recommendations for modifications thereto. The Compliance Committee also receives reports from the investment services group of Nuveen regarding various investment risks. Notwithstanding the foregoing, the full Board also participates in discussions with management regarding certain matters relating to investment risk, such as the use of leverage and hedging. The investment services group therefore also reports to the full Board at its quarterly meetings regarding, among other things, Fund performance and the various drivers of such performance. Accordingly, the Board directly and/or in conjunction with the Compliance Committee oversees matters relating to investment risks. Matters not addressed at the committee level are addressed directly by the full Board. The Compliance Committee operates under a written charter adopted and approved by the Board. The members of the Compliance Committee are Judith M. Stockdale, Chair, William C. Hunter, John K. Nelson and Virginia L. Stringer. The number of Compliance Committee meetings of each Fund held during its last fiscal year is shown in Appendix J.

Nominating and Governance Committee. The Nominating and Governance Committee is responsible for seeking, identifying and recommending to the Board qualified candidates for election or appointment to the Board. In addition, the Nominating and Governance Committee oversees matters of corporate governance, including the evaluation of Board performance and processes, the assignment and rotation of committee members, and the establishment of corporate governance guidelines and procedures, to the extent necessary or desirable, and matters related thereto. Although the unitary and committee structure has been developed over the years and the Nominating and Governance Committee believes the structure has provided efficient and effective governance, the committee recognizes that, as demands on the Board evolve over time (such as through an increase in the number of funds overseen or an increase in the complexity of the issues raised), the committee must continue to evaluate the Board and committee structures and their processes and modify the foregoing as may be necessary or appropriate to continue to provide effective governance. Accordingly, the Nominating and Governance Committee has a separate meeting each year to, among other things, review the

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Board and committee structures, their performance and functions, and recommend any modifications thereto or alternative structures or processes that would enhance the Board’s governance over the Funds’ business.

In addition, the Nominating and Governance Committee, among other things: makes recommendations concerning the continuing education of Board Members; monitors performance of legal counsel and other service providers; establishes and monitors a process by which security holders are able to communicate in writing with Board Members; and periodically reviews and makes recommendations about any appropriate changes to Board Member compensation. In the event of a vacancy on the Board, the Nominating and Governance Committee receives suggestions from various sources, including shareholders, as to suitable candidates. Suggestions should be sent in writing to Lorna Ferguson, Manager of Fund Board Relations, Nuveen Investments, 333 West Wacker Drive, Chicago, IL 60606. The Nominating and Governance Committee sets appropriate standards and requirements for nominations for new Board Members and each nominee is evaluated using the same standards. However, the Nominating and Governance Committee reserves the right to interview any and all candidates and to make the final selection of any new Board Members. In considering a candidate’s qualifications, each candidate must meet certain basic requirements, including relevant skills and experience, time availability (including the time requirements for due diligence site visits to internal and external sub-advisers and service providers) and, if qualifying as an Independent Board Member candidate, independence from the Adviser, sub-advisers, underwriters or other service providers, including any affiliates of these entities. These skill and experience requirements may vary depending on the current composition of the Board, since the goal is to ensure an appropriate range of skills, diversity and experience, in the aggregate. Accordingly, the particular factors considered and weight given to these factors will depend on the composition of the Board and the skills and backgrounds of the incumbent Board Members at the time of consideration of the nominees. All candidates, however, must meet high expectations of personal integrity, independence, governance experience and professional competence. All candidates must be willing to be critical within the Board and with management and yet maintain a collegial and collaborative manner toward other Board Members. The Nominating and Governance Committee operates under a written charter adopted and approved by the Board, a copy of which is available on the Funds’ website at www.nuveen.com/CEF/Shareholder/FundGovernance.aspx, and is composed entirely of Independent Board Members, who are also “independent” as defined by NYSE or NYSE MKT listing standards, as applicable. Accordingly, the members of the Nominating and Governance Committee are William J. Schneider, Chair, Robert P. Bremner, Jack B. Evans, William C. Hunter, David J. Kundert, John K. Nelson, Judith M. Stockdale, Carole E. Stone, Virginia L. Stringer and Terence J. Toth. The number of Nominating and Governance Committee meetings of each Fund held during its last fiscal year is shown in Appendix J.

Closed-End Funds Committee. The Closed-End Funds Committee is responsible for assisting the Board in the oversight and monitoring of the Nuveen funds that are registered as closed-end management investment companies (“Closed-End Funds”). The committee may review and evaluate matters related to the formation and the initial presentation to the Board of any new Closed-End Fund and may review and evaluate any matters relating to any existing Closed-End Fund. The committee operates under a written charter adopted and approved by the Board. The members of the Closed-End Funds Committee are Carole E. Stone, Chair, Jack B. Evans, William C. Hunter, John K. Nelson and William J. Schneider. The number of Closed-End Funds Committee meetings of each Fund held during its last fiscal year is shown in Appendix J.

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Number of Board Meetings. The number of regular quarterly meetings and special meetings held by the Board of each Fund during the Fund’s last fiscal year is shown in Appendix J.

Board Member Attendance. During each Fund’s last fiscal year, each Board Member attended 75% or more of each Fund’s Board meetings and the committee meetings (if a member thereof) held during the period for which such Board Member was a Board Member. The policy of the Board relating to attendance by Board Members at annual meetings of the Funds and the number of Board Members who attended the last annual meeting of shareholders of each Fund is posted on the Funds’ website at www.nuveen.com/CEF/Shareholder/FundGovernance.aspx.

Board Diversification and Board Member Qualifications

In determining that a particular Board Member was qualified to serve on the Board, the Board considered each Board Member’s background, skills, experience and other attributes in light of the composition of the Board with no particular factor controlling. The Board believes that Board Members need to have the ability to critically review, evaluate, question and discuss information provided to them, and to interact effectively with Fund management, service providers and counsel, in order to exercise effective business judgment in the performance of their duties, and the Board believes each Board Member satisfies this standard. An effective Board Member may achieve this ability through his or her educational background; business, professional training or practice; public service or academic positions; experience from service as a board member or executive of investment funds, public companies or significant private or not-for-profit entities or other organizations; and/or other life experiences. Accordingly, set forth below is a summary of the experiences, qualifications, attributes, and skills that led to the conclusion, as of the date of this document, that each Board Member should serve in that capacity. References to the experiences, qualifications, attributes and skills of Board Members are pursuant to requirements of the SEC, do not constitute holding out the Board or any Board Member as having any special expertise or experience and shall not impose any greater responsibility or liability on any such person or on the Board by reason thereof.

William Adams IV. Mr. Adams, an interested Board Member of the Funds, has been Senior Executive Vice President, Global Structured Products of Nuveen Investments since November 2010. Mr. Adams has also served as Co-President of Nuveen Fund Advisors, LLC since January 2011. Prior to that, he was Executive Vice President, U.S. Structured Products from December 1999 until November 2010 and served as Managing Director of Structured Investments from September 1997 to December 1999 and Vice President and Manager, Corporate Marketing from August 1994 to September 1997. Mr. Adams earned his Bachelor of Arts degree from Yale University and his Masters of Business Administration (MBA) from the University of Chicago’s Graduate School of Business. He is an Associate Fellow of Yale’s Timothy Dwight College and is currently on the Board of the Chicago Symphony Orchestra and of Gilda’s Club Chicago.

Robert P. Bremner. Mr. Bremner is a private investor and management consultant in Washington, D.C. His biography of William McChesney Martin, Jr., a former chairman of the Federal Reserve Board, was published by Yale University Press in November 2004. From 1994 to 1997, he was a Senior Vice President at Samuels International Associates, an international consulting firm specializing in governmental policies, where he served in a part-time capacity. Previously, Mr. Bremner was a partner in the LBK Investors Partnership and was chairman and

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majority stockholder with ITC Investors Inc., both private investment firms. He currently serves on the Board and as Treasurer of the Humanities Council of Washington D.C. and is a Board Member of the Independent Directors Council affiliated with the Investment Company Institute. From 1984 to 1996, Mr. Bremner was an independent trustee of the Flagship Funds, a group of municipal open-end funds. He began his career at the World Bank in Washington D.C. He graduated with a Bachelor of Science degree from Yale University and received his MBA from Harvard University.

Jack B. Evans. President of the Hall-Perrine Foundation, a private philanthropic corporation, since 1996, Mr. Evans was formerly President and Chief Operating Officer of the SCI Financial Group, Inc., a regional financial services firm headquartered in Cedar Rapids, Iowa. Formerly, he was a member of the Board of the Federal Reserve Bank of Chicago, a Director of Alliant Energy and a Member and President Pro Tem of the Board of Regents for the State of Iowa University System. Mr. Evans is Chairman of the Board of United Fire Group, sits on the Board of the Source Media Group and is a Life Trustee of Coe College. He has a Bachelor of Arts degree from Coe College and an MBA from the University of Iowa.

William C. Hunter. Mr. Hunter became Dean Emeritus of the Henry B. Tippie College of Business at the University of Iowa on June 30, 2012. He was appointed Dean of the College on July 1, 2006. He was previously Dean and Distinguished Professor of Finance at the University of Connecticut School of Business from 2003 to 2006. From 1995 to 2003, he was the Senior Vice President and Director of Research at the Federal Reserve Bank of Chicago. While there he served as the Bank’s Chief Economist and was an Associate Economist on the Federal Reserve System’s Federal Open Market Committee (FOMC). In addition to serving as a Vice President in charge of financial markets and basic research at the Federal Reserve Bank in Atlanta, he held faculty positions at Emory University, Atlanta University, the University of Georgia and Northwestern University. A past Director of the Credit Research Center at Georgetown University, SS&C Technologies, Inc. (2005) and past President of the Financial Management Association International, he has consulted with numerous foreign central banks and official agencies in Western, Central and Eastern Europe, Asia, Central America and South America. From 1990 to 1995, he was a U.S. Treasury Advisor to Central and Eastern Europe. He has been a Director of the Xerox Corporation since 2004 and Wellmark, Inc. since 2009. He is Director and President of Beta Gamma Sigma, Inc., The International Business Honor Society.

David J. Kundert. Mr. Kundert retired in 2004 as Chairman of JPMorgan Fleming Asset Management, as President and CEO of Banc One Investment Advisors Corporation, and as President of One Group Mutual Funds. Prior to the merger between Bank One Corporation and JPMorgan Chase and Co., he was Executive Vice President, Bank One Corporation and, since 1995, the Chairman and CEO, Banc One Investment Management Group. From 1988 to 1992, he was President and CEO of Bank One Wisconsin Trust Company. Mr. Kundert recently retired as a Director of the Northwestern Mutual Wealth Management Company (2006-2013). He started his career as an attorney for Northwestern Mutual Life Insurance Company. Mr. Kundert has served on the Board of Governors of the Investment Company Institute and is currently a member of the Wisconsin Bar Association. He is on the Board of the Greater Milwaukee Foundation and chairs its Investment Committee. He is a Regent Emeritus and a Member of the Investment Committee of Luther College. He is also a Member of the Board of Directors (Milwaukee), College Possible. He received his Bachelor of Arts degree from Luther College and his Juris Doctor from Valparaiso University.

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John K. Nelson. Mr. Nelson is currently a senior external advisor to the financial services practice of Deloitte Consulting LLP. He currently serves on the Board of Directors of Core12 LLC (since 2008), a private firm which develops branding, marketing, and communications strategies for clients. Mr. Nelson has served in several senior executive positions with ABN AMRO Holdings N.V. and its affiliated entities and predecessors, including LaSalle Bank Corporation from 1996 to 2008. From 2007 to 2008, Mr. Nelson was Chief Executive Officer of ABN AMRO N.V. North America, and Global Head of its Financial Markets Division. He was a member of the Foreign Exchange Committee of the Federal Reserve Bank of the United States, and during his tenure with ABN AMRO, served as the bank’s representative on various committees of the Bank of Canada, European Central Bank, and the Bank of England. At Fordham University, he currently serves as a director of The Curran Center for Catholic American Studies, and The President’s Council. He is also a member of The Economic Club of Chicago and The Hyde Park Angels, and was formerly a Trustee at St. Edmund Preparatory School in New York City and was former chair of the Board of Trustees of Marian University. Mr. Nelson graduated and received his MBA from Fordham University.

William J. Schneider. Mr. Schneider, the Board’s Independent Chairman, is currently Chairman, formerly Senior Partner and Chief Operating Officer (retired, December 2004) of Miller-Valentine Partners, a real estate investment company. He is an owner in several other Miller-Valentine entities. He is currently a member of the Boards of Tech Town, Inc., a not-for-profit community development company, of WDPR Public Radio Station and of Med-America Health System. He was formerly a Director and Past Chair of the Dayton Development Coalition. He was formerly a member of the Community Advisory Board of the National City Bank in Dayton as well as a former member of the Business Advisory Council of the Cleveland Federal Reserve Bank. Mr. Schneider was also a member of the Business Advisory Council for the University of Dayton College of Business. He also served as Chair of the Miami Valley Hospital and as Chair of the Finance Committee of its parent holding company. Mr. Schneider was an independent trustee of the Flagship Funds, a group of municipal open-end funds. Mr. Schneider has a Bachelor of Science in Community Planning from the University of Cincinnati and a Masters of Public Administration from the University of Dayton.

Thomas S. Schreier, Jr. Mr. Schreier, an interested Board Member of the Funds, has been Vice Chairman, Wealth Management of Nuveen Investments since January 2011. Mr. Schreier has also served as Co-President of Nuveen Fund Advisors, LLC since January 2011. Until Nuveen Investments’ acquisition of FAF Advisors on January 1, 2011, Mr. Schreier was Chief Executive Officer of FAF Advisors from November 2000, Chief Investment Officer of FAF Advisors from September 2007 and President of First American Funds from February 2001 to December 2010. From 1998 to November 2000, Mr. Schreier served as Senior Managing Director and Head of Equity Research for U.S. Bancorp Piper Jaffray, Inc. He received a Bachelor’s degree from the University of Notre Dame and an MBA from Harvard University. Mr. Schreier is a member of the Board of Governors of the Investment Company Institute and is on its Chairman’s Council. He has also served as director, chairman of the finance committee, and member of the audit committee for Pinnacle Airlines Corp. Mr. Schreier is former chairman of the Saint Thomas Academy Board of Trustees, a founding investor of Granite Global Ventures, and a member of the Applied Investment Management Advisory Board for the University of Notre Dame.

Judith M. Stockdale. Ms. Stockdale retired at the end of 2012 as Executive Director of the Gaylord and Dorothy Donnelley Foundation, a private foundation working in land conservation and artistic vitality in the Chicago region and the Lowcountry of South Carolina. She is

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currently a board member of the U.S. Endowment for Forestry and Communities (since November 2013) and rejoined the board of the Land Trust Alliance in June 2013. Her previous positions include Executive Director of the Great Lakes Protection Fund, Executive Director of Openlands, and Senior Staff Associate at the Chicago Community Trust. She has served on the Boards of the National Zoological Park, the Governor’s Science Advisory Council (Illinois), the Nancy Ryerson Ranney Leadership Grants Program, Friends of Ryerson Woods and the Donors Forum. Ms. Stockdale, a native of the United Kingdom, has a Bachelor of Science degree in geography from the University of Durham (UK) and a Master of Forest Science degree from Yale University.

Carole E. Stone. Ms. Stone retired from the New York State Division of the Budget in 2004, having served as its Director for nearly five years and as Deputy Director from 1995 through 1999. Ms. Stone is currently on the Board of Directors of the Chicago Board Options Exchange, CBOE Holdings, Inc. and C2 Options Exchange, Incorporated. She has also served as the Chair of the New York Racing Association Oversight Board, as Chair of the Public Authorities Control Board, as a Commissioner on the New York State Commission on Public Authority Reform and as a member of the boards of directors of several New York State public authorities. Ms. Stone has a Bachelor of Arts in Business Administration from Skidmore College.

Virginia L. Stringer. Ms. Stringer served as the independent chair of the Board of the First American Fund Complex from 1997 to 2010, having joined such Board in 1987. Ms. Stringer serves on the Board of the Mutual Fund Directors Forum. She is a recipient of the Outstanding Corporate Director award from Twin Cities Business Monthly and the Minnesota Chapter of the National Association of Corporate Directors. Ms. Stringer is the past board chair of the Oak Leaf Trust, director emeritus and former Chair of the Saint Paul Riverfront Corporation and also served as President of the Minneapolis Club’s Governing Board. She is a director and former board chair of the Minnesota Opera and a Life Trustee and former board member of the Voyageur Outward Bound School. She also served as a trustee of Outward Bound USA. She was appointed by the Governor of Minnesota to the Board on Judicial Standards and also served on a Minnesota Supreme Court Judicial Advisory Committee to reform the state’s judicial disciplinary process. She is a member of the International Women’s Forum and attended the London Business School as an International Business Fellow. Ms. Stringer recently served as board chair of the Human Resource Planning Society, the Minnesota Women’s Campaign Fund and the Minnesota Women’s Economic Roundtable. Ms. Stringer is the retired founder of Strategic Management Resources, a consulting practice focused on corporate governance, strategy and leadership. She has twenty-five years of corporate experience, having held executive positions in general management, marketing and human resources with IBM and the Pillsbury Company.

Terence J. Toth. Mr. Toth is a Managing Partner at Promus Capital (since 2008). From 2008 to 2013, he served as a Director of Legal & General Investment Management America, Inc. From 2004 to 2007, he was Chief Executive Officer and President of Northern Trust Global Investments, and Executive Vice President of Quantitative Management & Securities Lending from 2000 to 2004. He also formerly served on the Board of the Northern Trust Mutual Funds. He joined Northern Trust in 1994 after serving as Managing Director and Head of Global Securities Lending at Bankers Trust (1986 to 1994) and Head of Government Trading and Cash Collateral Investment at Northern Trust from 1982 to 1986. He currently serves on the Boards of Chicago Fellowship, Fulcrum IT Service LLC (since 2010), Quality Control Corporation (since 2012) and LogicMark LLC (since 2012), and is Chairman of the Board of Catalyst Schools of

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Chicago. He is on the Mather Foundation Board (since 2012) and is a member of its investment committee. Mr. Toth graduated with a Bachelor of Science degree from the University of Illinois, and received his MBA from New York University. In 2005, he graduated from the CEO Perspectives Program at Northwestern University.

Independent Chairman

William J. Schneider currently serves as the independent Chairman of the Board. Specific responsibilities of the Chairman include: (a) presiding at all meetings of the Board and of the shareholders; (b) seeing that all orders and resolutions of the Board Members are carried into effect; and (c) maintaining records of and, whenever necessary, certifying all proceedings of the Board Members and the shareholders.

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The Officers

The following table sets forth information with respect to each officer of the Funds. Officers receive no compensation from the Funds. The officers are elected by the Board on an annual basis to serve until successors are elected and qualified.

Name, Business Address and Year of Birth	Position(s) Held with Funds	Length of Time Served with Funds in the Fund Complex	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Served by Officer

Gifford R. Zimmerman 333 West Wacker Drive Chicago, IL 60606 1956	Chief Administrative Officer	Term: Annual Length of Service: Since 1988	Managing Director (since 2002) and Assistant Secretary of Nuveen Securities, LLC; Managing Director (since 2002), Assistant Secretary (since 1997) and Co-General Counsel (since 2011) of Nuveen Fund Advisors, LLC; Managing Director (since 2004) and Assistant Secretary (since 1994) of Nuveen Investments, Inc.; Managing Director, Assistant Secretary and Associate General Counsel of Nuveen Asset Management, LLC (since 2011); Vice President and Assistant Secretary of NWQ Investment Management Company, LLC and Nuveen Investments Advisers Inc. (since 2002); Managing Director, Associate General Counsel and Assistant Secretary of Symphony Asset Management LLC (since 2003); Vice President and Assistant Secretary of Santa Barbara Asset Management, LLC (since 2006) and of Winslow Capital Management, LLC (since 2010); Vice President and Assistant Secretary (since 2013), formerly, Chief Administrative Officer and Chief Compliance Officer (2006-2013) of Nuveen Commodities Asset Management, LLC; Chartered Financial Analyst.	209

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Name, Business Address and Year of Birth	Position(s) Held with Funds	Length of Time Served with Funds in the Fund Complex	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Served by Officer

Cedric H. Antosiewicz 333 West Wacker Drive Chicago, IL 60606 1962	Vice President	Term: Annual Length of Service: Since 2007	Managing Director (since 2004) of Nuveen Securities LLC.	101

Margo L. Cook 333 West Wacker Drive Chicago, IL 60606 1964	Vice President	Term: Annual Length of Service: Since 2009	Executive Vice President (since 2008) of Nuveen Investments, Inc., Nuveen Fund Advisors, LLC (since 2011) and Nuveen Securities, LLC (since 2013); Managing Director - Investment Services of Nuveen Commodities Asset Management, LLC (since 2011); previously, Head of Institutional Asset Management (2007-2008) of Bear Stearns Asset Management; Head of Institutional Asset Mgt. (1986-2007) of Bank of NY Mellon; Chartered Financial Analyst.	209

Lorna C. Ferguson 333 West Wacker Drive Chicago, IL 60606 1945	Vice President	Term: Annual Length of Service: Since 1998	Managing Director of Nuveen Investments Holdings, Inc.	209

Stephen D. Foy 333 West Wacker Drive Chicago, IL 60606 1954	Vice President and Controller	Term: Annual Length of Service: Since 1993	Managing Director (since 2014), formerly Senior Vice President (2013-2014) and Vice President of Nuveen Fund Advisors, LLC; Chief Financial Officer of Nuveen Commodities Asset Management, LLC (since 2010); formerly, Senior Vice President (2010-2011), formerly, Vice President (2005-2010) and Funds Controller of Nuveen Securities, LLC; Certified Public Accountant.	209

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Name, Business Address and Year of Birth	Position(s) Held with Funds	Length of Time Served with Funds in the Fund Complex	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Served by Officer

Scott S. Grace 333 West Wacker Drive Chicago, IL 60606 1970	Vice President and Treasurer	Term: Annual Length of Service: Since 2009	Managing Director and Treasurer (since 2009) of Nuveen Fund Advisors, LLC, Nuveen Investments Advisers Inc., Nuveen Investments Holdings, Inc., Nuveen Securities, LLC and (since 2011) Nuveen Asset Management, LLC; Vice President and Treasurer of NWQ Investment Management Company, LLC, Tradewinds Global Investors, LLC, Symphony Asset Management LLC and Winslow Capital Management, LLC; Vice President of Santa Barbara Asset Management, LLC; formerly, Treasurer (2006-2009), Senior Vice President (2008-2009), previously, Vice President (2006-2008) of Janus Capital Group, Inc.; formerly, Senior Associate in Morgan Stanley’s Global Financial Services Group (2000-2003); Chartered Accountant Designation.	209

Walter M. Kelly 333 West Wacker Drive Chicago, IL 60606 1970	Chief Compliance Officer and Vice President	Term: Annual Length of Service: Since 2003	Senior Vice President (since 2008) of Nuveen Investments Holdings, Inc.	209

Tina M. Lazar 333 West Wacker Drive Chicago, IL 60606 1961	Vice President	Term: Annual Length of Service: Since 2002	Senior Vice President of Nuveen Investments Holdings, Inc.	209

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Name, Business Address and Year of Birth	Position(s) Held with Funds	Length of Time Served with Funds in the Fund Complex	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Served by Officer

Kevin J. McCarthy 333 West Wacker Drive Chicago, IL 60606 1966	Vice President and Secretary	Term: Annual Length of Service: Since 2007	Managing Director and Assistant Secretary (since 2008) of Nuveen Securities, LLC and Nuveen Investments, Inc.; Managing Director (since 2008), Assistant Secretary (since 2007) and Co-General Counsel (since 2011) of Nuveen Fund Advisors, LLC; Managing Director, Assistant Secretary and Associate General Counsel (since 2011) of Nuveen Asset Management, LLC; Managing Director (since 2008) and Assistant Secretary of Nuveen Investments Holdings, Inc. and Nuveen Investments Advisers Inc.; Vice President (since 2007) and Assistant Secretary of NWQ Investment Management Company, LLC, NWQ Holdings, LLC, Symphony Asset Management LLC, Santa Barbara Asset Management, LLC and (since 2010) Winslow Capital Management, LLC; Vice President (since 2010) and Assistant Secretary of Nuveen Commodities Asset Management, LLC.	209

Kathleen L. Prudhomme 901 Marquette Avenue Minneapolis, MN 55402 1953	Vice President and Assistant Secretary	Term: Annual Length of Service: Since 2011	Managing Director and Assistant Secretary of Nuveen Securities, LLC (since 2011); Managing Director, Assistant Secretary and Co-General Counsel (since 2011) of Nuveen Fund Advisors, LLC; Managing Director, Assistant Secretary and Associate General Counsel (since 2011) of Nuveen Asset Management, LLC; formerly, Deputy General Counsel, FAF Advisors, Inc. (2004-2010).	209

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Name, Business Address and Year of Birth	Position(s) Held with Funds	Length of Time Served with Funds in the Fund Complex	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Served by Officer

Joel T. Slager 333 West Wacker Drive Chicago, IL 60606 1978	Vice President and Assistant Secretary	Term: Annual Length of Service: Since August 2013	Fund Tax Director for Nuveen Funds (since May 2013); previously, Vice President of Morgan Stanley Investment Management, Inc., Assistant Treasurer of the Morgan Stanley Funds (from 2010 to 2013); Tax Director at PricewaterhouseCoopers LLP (from 2008 to 2010).	209

Independent Registered Public Accounting Firm

The Independent Board Members unanimously selected Ernst & Young LLP (“E&Y”) as the independent registered public accounting firm for each Fund, except JMLP, to audit the books and records of each such Fund for each such Fund’s most recently completed fiscal year.

The Independent Board Members unanimously selected PricewaterhouseCoopers LLP (“PwC”) as the independent registered public accounting firm for JMLP to audit the books and records of such Fund for such Fund’s most recently completed fiscal year.

A representative of each of PwC and E&Y will be present at the Meeting to make a statement, if such representative so desires, and to respond to shareholders’ questions. Each of PwC and E&Y has informed each applicable Fund that it has no direct or indirect material financial interest in the Funds, Nuveen, the Adviser or any other investment company sponsored by Nuveen.

As of the date of this Proxy Statement, the Independent Board Members have not yet selected the independent public accounting firm to audit the books and records of each Fund for each Fund’s current fiscal year.

Audit Committee Report

The Audit Committee of each Board is responsible for the oversight and monitoring of (1) the accounting and reporting policies, processes and practices, and the audit of the financial statements, of each Fund, (2) the quality and integrity of the Funds’ financial statements and (3) the independent registered public accounting firm’s qualifications, performance and independence. In its oversight capacity, the committee reviews each Fund’s annual financial statements with both management and the independent registered public accounting firm and the committee meets periodically with the independent registered public accounting firm and internal auditors to consider their evaluation of each Fund’s financial and internal controls. The Committee also selects, retains, evaluates and may replace each Fund’s independent registered public accounting firm. The Committee is currently composed of five Independent Board Members and operates under a written charter adopted and approved by each Board.

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Each Committee member meets the independence and experience requirements, as applicable, of the New York Stock Exchange, NYSE MKT, LLC, NASDAQ Stock Market, LLC, Section 10A of the 1934 Act and the rules and regulations of the SEC.

The Committee, in discharging its duties, has met with and held discussions with management and each Fund’s independent registered public accounting firm. The Committee has also reviewed and discussed the audited financial statements with management. Management has represented to the independent registered public accounting firm that each Fund’s financial statements were prepared in accordance with generally accepted accounting principles. The Committee has also discussed with the independent registered public accounting firm the matters required to be discussed by Statement on Auditing Standards (“SAS”) No. 114 (The Auditor’s Communication With Those Charged With Governance), which supersedes SAS No. 61 (Communication with Audit Committees). Each Fund’s independent registered public accounting firm provided to the Committee the written disclosure required by Public Company Accounting Oversight Board Rule 3526 (Communications with Audit Committees Concerning Independence), and the Committee discussed with representatives of the independent registered public accounting firm their firm’s independence. As provided in the Audit Committee Charter, it is not the Committee’s responsibility to determine, and the considerations and discussions referenced above do not ensure, that each Fund’s financial statements are complete and accurate and presented in accordance with generally accepted accounting principles.

Based on the Committee’s review and discussions with management and the independent registered public accounting firm, the representations of management and the report of the independent registered public accounting firm to the Committee, the Committee has recommended that the audited financial statements be included in each Fund’s Annual Report.

The current members of the Committee are:

Jack B. Evans

Robert P. Bremner

David J. Kundert

Carole E. Stone

Terence J. Toth

Audit and Related Fees

The tables set forth in Appendix K provide the aggregate fees billed during each Fund’s last two fiscal years by each Fund’s independent registered public accounting firm for engagements directly related to the operations and financial reporting of each Fund including those relating (i) to each Fund for services provided to the Fund and (ii) to the Adviser and certain entities controlling, controlled by, or under common control with the Adviser that provide ongoing services to each Fund (“Adviser Entities”).

Audit Committee Pre-Approval Policies and Procedures

Generally, the Audit Committee must approve each Fund’s independent registered public accounting firm’s engagements (i) with the Fund for audit or non-audit services and (ii) with the Adviser and Adviser Entities for non-audit services if the engagement relates directly to the

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operations and financial reporting of the Fund. Regarding tax and research projects conducted by the independent registered public accounting firm for each Fund and the Adviser and Adviser Entities (with respect to the operations and financial reporting of each Fund), such engagements will be (i) pre-approved by the Audit Committee if they are expected to be for amounts greater than $10,000; (ii) reported to the Audit Committee chairman for his verbal approval prior to engagement if they are expected to be for amounts under $10,000 but greater than $5,000; and (iii) reported to the Audit Committee at the next Audit Committee meeting if they are expected to be for an amount under $5,000.

The Audit Committee has approved in advance all audit services and non-audit services that the independent registered public accounting firm provided to each Fund and to the Adviser and Adviser Entities (with respect to the operations and financial reporting of each Fund). None of the services rendered by the independent registered public accounting firm to each Fund or the Adviser or Adviser Entities were pre-approved by the Audit Committee pursuant to the pre-approval exception under Rule 2.01(c)(7)(i)(C) or Rule 2.01(c)(7)(ii) of Regulation S-X.

Shareholder Approval

For each Fund, the affirmative vote of a plurality of the shares present and entitled to vote at the Meeting will be required to elect the Board Members of that Fund. For purposes of determining the approval of the proposal to elect nominees for each Fund, abstentions and broker non-votes will have no effect on the election of Board Members.

The Board of each Fund unanimously recommends that shareholders of the Fund vote FOR the election of each nominee of the Board.

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ADDITIONAL INFORMATION

Attending the Meeting

If you wish to attend the Meeting and vote in person, you will be able to do so. If you intend to attend the Meeting in person and you are a record holder of a Fund’s shares, in order to gain admission you must show photographic identification, such as your driver’s license. If you intend to attend the Meeting in person and you hold your shares through a bank, broker or other custodian, in order to gain admission you must show photographic identification, such as your driver’s license, and satisfactory proof of ownership of shares of a Fund, such as your voting instruction form (or a copy thereof) or broker’s statement indicating ownership as of a recent date. If you hold your shares in a brokerage account or through a bank or other nominee, you will not be able to vote in person at the Meeting unless you have previously requested and obtained a “legal proxy” from your broker, bank or other nominee and present it at the Meeting. You may contact the Funds at (877) 821-2278 to obtain directions to the site of the Meeting.

Principal Shareholders

As of the Record Date, no shareholder beneficially owned more than 5% of any class of shares of any Fund, except as provided in Appendix L.

Section 16(a) Beneficial Interest Reporting Compliance

Section 30(h) of the 1940 Act and Section 16(a) of the 1934 Act require Board Members and officers, the Adviser, affiliated persons of the Adviser and persons who own more than 10% of a registered class of a Fund’s equity securities to file forms reporting their affiliation with that Fund and reports of ownership and changes in ownership of that Fund’s shares with the SEC and the New York Stock Exchange, NYSE MKT, LLC or NASDAQ Stock Market, LLC, as applicable. These persons and entities are required by SEC regulation to furnish the Funds with copies of all Section 16(a) forms they file. Based on a review of these forms furnished to each Fund, each Fund believes that its Board Members and officers, Adviser and affiliated persons of the Adviser have complied with all applicable Section 16(a) filing requirements during its last fiscal year, except as follows: with respect to JPC, Douglas M. Baker, Portfolio Manager, made a late Form 3 filing and Michael Crane, Portfolio Manager, made a late Form 3 filing.

To the knowledge of management of the Funds, no shareholder of a Fund owns more than 10% of a registered class of a Fund’s equity securities, except as provided in Appendix L.

Shareholder Proposals

NTC, JFR, JRO, NKG, NMY, NOM, NNC, JPI, NSL, JSD, NPV, NAN, NXK and NNP. The Funds currently anticipate that each Fund’s next annual meeting of shareholders will be held on or about             . To be considered for presentation at the Funds’ next annual meeting of shareholders, shareholder proposals submitted pursuant to Rule 14a-8 of the 1934 Act must be received at the offices of that Fund, 333 West Wacker Drive, Chicago, Illinois 60606, not

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later than                             . A shareholder wishing to provide notice in the manner prescribed by Rule 14a-4(c)(1) of a proposal submitted outside of the process of Rule 14a-8 for the annual meeting must, pursuant to each Fund’s By-Laws, submit such written notice to the Fund not later than                              or prior to                             . If a proposal is not timely within the meaning of Rule 14a-4(c), then the persons named as proxies in the proxies solicited by the Board for the next annual meeting of shareholders may exercise discretionary voting power with respect to any such proposal. Any shareholder considering making a nomination or other proposal should carefully review and comply with the provisions of the Fund’s By-Laws. Timely submission of a proposal does not mean that such proposal will be included in a proxy statement.

JQC, JPW, NID, NIQ, JPC, JTP, JPS and JHP. As disclosed in the proxy statement relating to the Funds’ last preceding annual meeting, to be considered for presentation at the Funds’ next annual meeting of shareholders, shareholder proposals submitted pursuant to Rule 14a-8 of the 1934 Act must be received at the offices of that Fund, 333 West Wacker Drive, Chicago, Illinois 60606, not later than November 13, 2014. A shareholder wishing to provide notice in the manner prescribed by Rule 14a-4(c)(1) of a proposal submitted outside of the process of Rule 14a-8 for the annual meeting must, pursuant to each Fund’s By-Laws, submit such written notice to the Fund not later than January 27, 2015 or prior to January 12, 2015. If a proposal is not timely within the meaning of Rule 14a-4(c), then the persons named as proxies in the proxies solicited by the Board for the next annual meeting of shareholders may exercise discretionary voting power with respect to any such proposal. Any shareholder considering making a nomination or other proposal should carefully review and comply with the provisions of the Fund’s By-Laws. Timely submission of a proposal does not mean that such proposal will be included in a proxy statement.

Shareholder Communications

Fund shareholders who want to communicate with the Board or any individual Board Member should write to the attention of Lorna Ferguson, Manager of Fund Board Relations, Nuveen, 333 West Wacker Drive, Chicago, Illinois 60606. The letter should indicate that you are a Fund shareholder and note the Fund or Funds that you own. If the communication is intended for a specific Board Member and so indicates it will be sent only to that Board Member. If a communication does not indicate a specific Board Member, it will be sent to the Independent Chairman and the outside counsel to the Independent Board Members for further distribution as deemed appropriate by such persons.

Expenses of Proxy Solicitation

The cost of preparing, printing and mailing the enclosed proxy, accompanying notice and proxy statement and all other costs in connection with the solicitation of proxies will be paid by Nuveen/TIAA-CREF. Solicitation may be made by letter or telephone by officers or employees of Nuveen or the Adviser, or by dealers and their representatives. The Funds have engaged Computershare Fund Services to assist in the solicitation of proxies at an estimated cost of $     per Fund plus reasonable expenses.

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Fiscal Year

The fiscal year end for each Fund is as follows:

Fund	Fiscal Year End
JMLP	11/30
NTC	5/31
JQC	7/31
JPW	7/31
JFR	7/31
JRO	7/31
NKG	5/31
NID	5/31
NIQ	5/31
NMY	5/31
NOM	5/31
NNC	5/31
JPI	7/31
JPC	7/31
JTP	7/31
JPS	7/31
JHP	7/31
NSL	7/31
JSD	7/31
NPV	5/31
NAN	9/30
NXK	9/30
NNP	9/30

Shareholder Report Delivery

Shareholder reports will be sent to shareholders of record of each Fund following the applicable period. Each Fund will furnish, without charge, a copy of its annual report and/or semi-annual report as available upon request. Such written or oral requests should be directed to such Fund at 333 West Wacker Drive, Chicago, Illinois 60606 or by calling 1-800-257-8787.

Please note that only one annual report, semi-annual report or proxy statement may be delivered to two or more shareholders of a Fund who share an address, unless the Fund has received instructions to the contrary. To request a separate copy of an annual report, semi-annual report or proxy statement, or for instructions as to how to request a separate copy of such documents or as to how to request a single copy if multiple copies of such documents are received, shareholders should contact the applicable Fund at the address and phone number set forth above.

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Important Notice Regarding the Availability of Proxy Materials for the Shareholder Meeting To Be Held on August 5, 2014

Each Fund’s proxy statement is available at http://www.nuveenproxy.com/ProxyInfo/CEF/Default.aspx. For more information, shareholders may also contact the applicable Fund at the address and phone number set forth above.

General

Management does not intend to present and does not have reason to believe that any other items of business will be presented at the Meetings. However, if other matters are properly presented to the Meetings for a vote, the proxies will be voted by the persons acting under the proxies upon such matters in accordance with their judgment of the best interests of the Fund.

A list of shareholders entitled to be present and to vote at each Meeting will be available at the offices of the Funds, 333 West Wacker Drive, Chicago, Illinois, for inspection by any shareholder during regular business hours beginning ten days prior to the date of the Meeting.

Failure of a quorum to be present at any Meeting will necessitate adjournment and will subject that Fund to additional expense. The persons named in the enclosed proxy may also move for an adjournment of any Meeting to permit further solicitation of proxies with respect to any proposal if they determine that adjournment and further solicitation is reasonable and in the best interests of the Funds. Under each Fund’s By-Laws, an adjournment of a meeting with respect to a matter requires the affirmative vote of a majority of the shares entitled to vote on the matter present in person or represented by proxy at the Meeting.

IF YOU CANNOT BE PRESENT AT THE MEETING, YOU ARE REQUESTED TO FILL IN, SIGN AND RETURN THE ENCLOSED PROXY PROMPTLY. NO POSTAGE IS REQUIRED IF MAILED IN THE UNITED STATES.

Kevin J. McCarthy

Vice President and Secretary

June     , 2014

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Appendix A

DATES RELATING TO ORIGINAL INVESTMENT MANAGEMENT AGREEMENTS

Fund	Date of Original Investment Management Agreement	Date Original Investment Management Agreement Last Approved by Shareholders	Date Original Investment Management Agreement Last Approved For Continuance by Board
JMLP	January 22, 2014	March 26, 2014(1)	April 30, 2014(3)
NTC	November 13, 2007	October 12, 2007(2)	April 30, 2014
JQC	November 13, 2007, as amended January 23, 2012	October 12, 2007(2)	April 30, 2014
JPW	May 10, 2013	June 25, 2013(1)	April 30, 2014(4)
JFR	November 13, 2007	October 22, 2007(2)	April 30, 2014
JRO	November 13, 2007	October 22, 2007(2)	April 30, 2014
NKG	November 13, 2007	October 12, 2007(2)	April 30, 2014
NID	November 7, 2012	December 5, 2012(1)	April 30, 2014(5)
NIQ	January 10, 2013	February 7, 2013(1)	April 30, 2014(6)
NMY	November 13, 2007	October 12, 2007(2)	April 30, 2014
NOM	November 13, 2007	October 12, 2007(2)	April 30, 2014
NNC	November 13, 2007	October 12, 2007(2)	April 30, 2014
JPI	June 5, 2012	July 26, 2012(1)	April 30, 2014
JPC	November 13, 2007, as amended January 23, 2012	October 12, 2007(2)	April 30, 2014
JTP	November 13, 2007	October 22, 2007(2)	April 30, 2014
JPS	November 13, 2007	October 22, 2007(2)	April 30, 2014
JHP	November 13, 2007	October 22, 2007(2)	April 30, 2014
NSL	November 13, 2007	October 12, 2007(2)	April 30, 2014
JSD	March 17, 2011	May 23, 2011(1)	April 30, 2014
NPV	November 13, 2007	October 12, 2007(2)	April 30, 2014
NAN	November 13, 2007	October 22, 2007(2)	April 30, 2014
NXK	November 13, 2007	November 12, 2007(2)	April 30, 2014
NNP	November 13, 2007	October 22, 2007(2)	April 30, 2014

(1)	The Original Investment Management Agreement was approved by a Consent of Sole Shareholder.
(2)	The Original Investment Management Agreement was approved by shareholders in connection with a previous change in control of Nuveen.
(3)	Previously, with respect to JMLP, the Board initially approved the Original Investment Management Agreement at a meeting held on August 6-8, 2013 on connection with the commencement of operations of the Fund.
(4)	Previously, with respect to JPW, the Board initially approved the Original Investment Management Agreement at a meeting held on April 17-18, 2013 on connection with the commencement of operations of the Fund.
(5)	Previously, with respect to NID, the Board initially approved the Original Investment Management Agreement at a meeting held on October 14, 2012 on connection with the commencement of operations of the Fund.
(6)	Previously, with respect to NIQ, the Board initially approved the Original Investment Management Agreement at a meeting held on January 16, 2013 on connection with the commencement of operations of the Fund.

A-1

Appendix B

INVESTMENT MANAGEMENT FEE INFORMATION

Complex-Level Fee Rates

Complex-Level Managed Asset Breakpoint Level*	Effective Rate at Breakpoint Level
First $55 billion	.2000%
$56 billion	.1996%
$57 billion	.1989%
$60 billion	.1961%
$63 billion	.1931%
$66 billion	.1900%
$71 billion	.1851%
$76 billion	.1806%
$80 billion	.1773%
$91 billion	.1691%
$125 billion	.1599%
$200 billion	.1505%
$250 billion	.1469%
$300 billion	.1445%

*	The complex-level fee is calculated based upon the aggregate daily “eligible assets” of all Nuveen Funds. Except as described below, eligible assets include the net assets of all Nuveen-branded closed-end and open-end registered investment companies organized in the United States. Eligible assets do not include assets attributable to investments in other Nuveen funds or assets in excess of a determined amount (originally $2 billion) added to the Nuveen Fund complex in connection with Nuveen Fund Advisors’ assumption of the management of the former First American Funds effective January 1, 2011. Eligible assets include closed-end fund assets managed by the Adviser that are attributable to financial leverage. For these purposes, financial leverage includes the closed-end funds’ use of preferred stock and borrowings and certain investments in the residual interest certificates (also called inverse floating rate securities) in tender option bond (TOB) trusts, including the portion of assets held by a TOB trust that has been effectively financed by the trust’s issuance of floating rate securities, subject to an agreement by the Adviser as to certain funds to limit the amount of such assets for determining eligible assets in certain circumstances.

As of December 31, 2013, the complex-level fee rate for each Fund was 0.1686%.

Fund-Level Fee Rates, Management Fees Paid and Managed Assets

Fund	Fiscal Year End		Fund Average Daily Managed Assets(1)	Fund Level Fee Rate		Fees Paid to the Adviser During Last Fiscal Year	Managed Assets as of 12/31/2013

JMLP(2)	11/30		First $500 million Next $500 million Next $500 million Next $500 million Over $2 billion	0.9000 0.8750 0.8500 0.8250 0.8000	% % % % %	N/A	N/A

NTC	5/31	*	First $125 million Next $125 million Next $250 million Next $500 million Next $1 billion Next $3 billion Over $5 billion	0.4500 0.4375 0.4250 0.4125 0.4000 0.3875 0.3750	% % % % % % %	$1,953,638	$301,338,171

JQC(6)	7/31		First $500 million Next $500 million Next $500 million Next $500 million Over $2 billion	0.6800 0.6550 0.6300 0.6050 0.5800	% % % % %	$9,110,787	$1,956,315,868

JPW(3)	7/31		First $500 million Next $500 million Next $500 million Next $500 million Over $2 billion	0.7000 0.6750 0.6500 0.6250 0.6000	% % % % %	$53,814	$94,540,674

JFR	7/31		First $500 million Next $500 million Next $500 million Next $500 million Over $2 billion	0.6500 0.6250 0.6000 0.5750 0.5500	% % % % %	$7,180,810	$1,133,686,535

Fund	Fiscal Year End		Fund Average Daily Managed Assets(1)	Fund Level Fee Rate		Fees Paid to the Adviser During Last Fiscal Year	Managed Assets as of 12/31/2013

JRO	7/31		First $500 million Next $500 million Next $500 million Next $500 million Over $2 billion	0.6500 0.6250 0.6000 0.5750 0.5500	% % % % %	$4,772,959	$789,520,077

NKG	5/31	*	First $125 million Next $125 million Next $250 million Next $500 million Next $1 billion Over $2 billion	0.4500 0.4375 0.4250 0.4125 0.4000 0.3750	% % % % % %	$1,367,506	$213,784,947

NID(4)	5/31	*	First $125 million Next $125 million Next $250 million Next $500 million Next $2 billion Next $2 billion Over $5 billion	0.4000 0.3875 0.3750 0.3625 0.3500 0.3375 0.3250	% % % % % % %	$2,316,180	$770,444,436

NIQ(5)	5/31	*	First $125 million Next $125 million Next $250 million Next $500 million Next $1 billion Next $3 billion Over $5 billion	0.3000 0.2875 0.2750 0.2625 0.2500 0.2375 0.2250	% % % % % % %	$380,835	$222,591,975

NMY	5/31	*	First $125 million Next $125 million Next $250 million Next $500 million Next $1 billion Next $3 billion Over $5 billion	0.4500 0.4375 0.4250 0.4125 0.4000 0.3875 0.3750	% % % % % % %	3,039,707.77	$497,461,217

Fund	Fiscal Year End		Fund Average Daily Managed Assets(1)	Fund Level Fee Rate		Fees Paid to the Adviser During Last Fiscal Year	Managed Assets as of 12/31/2013

NOM	5/31	*	First $125 million Next $125 million Next $250 million Next $500 million Next $1 billion Next $3 billion Over $5 billion	0.4500 0.4375 0.4250 0.4125 0.4000 0.3875 0.3750	% % % % % % %	$323,337	$48,385,220

NNC	5/31	*	First $125 million Next $125 million Next $250 million Next $500 million Next $1 billion Next $3 billion Over $5 billion	0.4500 0.4375 0.4250 0.4125 0.4000 0.3875 0.3750	% % % % % % %	$2,170,225	$351,116,215

JPI	7/31		First $500 million Next $500 million Next $500 million Next $500 million Over $2 billion	0.7000 0.6750 0.6500 0.6250 0.6000	% % % % %	$6,610,386	$774,266,436

JPC(6)	7/31		First $500 million Next $500 million Next $500 million Next $500 million Over $2 billion	0.6800 0.6550 0.6300 0.6050 0.5800	% % % % %	$6,803,764	$1,361,075,594

JTP	7/31		First $500 million Next $500 million Next $500 million Next $500 million Over $2 billion	0.7000 0.6750 0.6500 0.6250 0.6000	% % % % %	$6,958,359	$788,848,319

Fund	Fiscal Year End		Fund Average Daily Managed Assets(1)	Fund Level Fee Rate		Fees Paid to the Adviser During Last Fiscal Year	Managed Assets as of 12/31/2013

JPS	7/31		First $500 million Next $500 million Next $500 million Next $500 million Over $2 billion	0.7000 0.6750 0.6500 0.6250 0.6000	% % % % %	$13,456,938	$1,570,939,817

JHP	7/31		First $500 million Next $500 million Next $500 million Next $500 million Over $2 billion	0.7000 0.6750 0.6500 0.6250 0.6000	% % % % %	$2,657,762	$300,662,316

NSL	7/31		First $1 billion Next $1 billion Next $3 billion Next $5 billion Over $10 billion	0.6500 0.6375 0.6250 0.6000 0.5750	% % % % %	$2,963,914	$472,102,985

JSD	7/31		First $500 million Next $500 million Next $500 million Next $500 million Over $2 billion	0.6500 0.6375 0.6250 0.6125 0.6000	% % % % %	$2,322,889	$283,456,962

NPV	5/31	*	First $125 million Next $125 million Next $250 million Next $500 million Next $1 billion Next $3 billion Next $5 billion	0.4500 0.4375 0.4250 0.4125 0.4000 0.3875 0.3750	% % % % % % %	$2,319,905	$365,714,285

Fund	Fiscal Year End	Fund Average Daily Managed Assets(1)	Fund Level Fee Rate		Fees Paid to the Adviser During Last Fiscal Year	Managed Assets as of 12/31/2013

NAN	9/30	First $125 million Next $125 million Next $250 million Next $500 million Next $1 billion Over $2 billion	0.4500 0.4375 0.4250 0.4125 0.4000 0.3750	% % % % % %	$1,338,967	$185,978,391

NXK	9/30	First $125 million Next $125 million Next $250 million Next $500 million Next $1 billion Over $2 billion	0.4500 0.4375 0.4250 0.4125 0.4000 0.3750	% % % % % %	$925,091	$128,240,933

NNP	9/30	First $125 million Next $125 million Next $250 million Next $500 million Next $1 billion Next $3 billion Over $5 billion	0.4500 0.4375 0.4250 0.4125 0.4000 0.3875 0.3750	% % % % % % %	$2,261,727	$309,696,210

(1)	Average daily managed assets means the total assets of the Fund, minus the sum of its accrued liabilities (other than Fund liabilities incurred for the express purpose of creating leverage). Total assets for this purpose shall include assets attributable to the Fund’s use of effective leverage (whether or not those assets are reflected in the Fund’s financial statements for purposes of generally accepted accounting principles), such as, but not limited to, the portion of assets in special purpose trusts of which the Fund owns the inverse floater certificates that has been effectively financed by the trust’s issuance of floating rate certificates.
(2)	JMLP commenced operations on March 26, 2014.
(3)	JPW commenced operations on June 25, 2013.
(4)	NID commenced operations on December 5, 2012.
(5)	NIQ commenced operations on February 7, 2013.
(6)	For each of JQC and JPC, effective January 1, 2013, the Fund’s fiscal year was changed to July 31st from December 31st.
*	For each Fund with a fiscal year end of May 31, “Fees Paid to the Adviser During Last Fiscal Year” presented in this table are for the fiscal year ended May 31, 2013, which is the most recent year for which such data is available.

Appendix C

DATES RELATING TO ORIGINAL SUB-ADVISORY AGREEMENTS

Fund	Sub-Adviser	Date of Original Sub-Advisory Agreement	Date Original Investment Sub-Advisory Agreement Last Approved by Shareholders	Date Original Sub-Advisory Agreement Last Approved For Continuance by Board
JMLP	ARI	January 22, 2014	March 26, 2014(1)	April 30, 2014(3)
NTC	NAM	January 1, 2011	†	April 30, 2014
JQC	Symphony	November 13, as amended January 23, 2012	October 12, 2007(2)	April 30, 2014
JPW	NWQ	June 3, 2013	June 25, 2013(1)	April 30, 2014(4)
JFR	Symphony	November 13, 2007	October 22, 2007(2)	April 30, 2014
JRO	Symphony	November 13, 2007	October 22, 2007(2)	April 30, 2014
NKG	NAM	January 1, 2011	†	April 30, 2014
NID	NAM	December 3, 2012	December 5, 2012(1)	April 30, 2014(5)
NIQ	NAM	January 29, 2013	February 7, 2013(1)	April 30, 2014(6)
NMY	NAM	January 1, 2011	†	April 30, 2014
NOM	NAM	January 1, 2011	†	April 30, 2014
NNC	NAM	January 1, 2011	†	April 30, 2014
JPI	NAM	June 5, 2012	July 26, 2012(1)	April 30, 2014
JPC	NAM	January 23, 2012	November 18, 2011	April 30, 2014
	NWQ	January 23, 2012	November 18, 2011	April 30, 2014
JTP	Spectrum*	November 13, 2007	October 22, 2007(2)	April 30, 2014
JPS	Spectrum*	November 13, 2007	October 12, 2007(2)	April 30, 2014
JHP	Spectrum*	November 13, 2007	October 22, 2007(2)	April 30, 2014
NSL	Symphony	November 13, 2007	October 22, 2007(2)	April 30, 2014
JSD	Symphony	March 17, 2011	May 23, 2011(1)	April 30, 2014
NPV	NAM	January 1, 2011	†	April 30, 2014
NAN	NAM	January 1, 2011	†	April 30, 2014
NXK	NAM	January 1, 2011	†	April 30, 2014
NNP	NAM	January 1, 2011	†	April 30, 2014

C-1

†	Prior to January 1, 2011, the Fund was managed by the Adviser. Effective January 1, 2011, the Adviser formed a subsidiary, NAM, to house its portfolio management capabilities and entered into an investment sub-advisory agreement between the Adviser and NAM with respect to the Fund. The date shareholders last approved the Original Investment Management Agreement between the Fund and the Adviser is set forth on Appendix A.
(1)	The Original Sub-Advisory Agreement was approved by a Consent of Sole Shareholder.
(2)	The Original Sub-Advisory Agreement was approved by shareholders in connection with a previous change in control of Nuveen.
(3)	Previously, with respect to JMLP, the Board initially approved the Original Sub-Advisory Agreement at a meeting held on August 6-8, 2013 on connection with the commencement of operations of the Fund.
(4)	Previously, with respect to JPW, the Board initially approved the Original Sub-Advisory Agreement at a meeting held on April 17-18, 2013 on connection with the commencement of operations of the Fund.
(5)	Previously, with respect to NID, the Board initially approved the Original Sub-Advisory Agreement at a meeting held on October 14, 2012 on connection with the commencement of operations of the Fund.
(6)	Previously, with respect to NIQ, the Board initially approved the Original Sub-Advisory Agreement at a meeting held on January 16, 2013 on connection with the commencement of operations of the Fund.

C-2

Appendix D

SUB-ADVISORY FEE RATES AND SUB-ADVISORY FEES PAID

Fund	Fiscal Year End	Sub-Advisor	Sub-Advisory Fee Rate		Fees Paid to the Sub-Adviser During Last Fiscal Year	Managed Assets as of 12/31/2013

JMLP(1)	11/30	ARI	0.50% of the Fund’s Managed Assets		N/A	N/A

NTC	5/31*	NAM	38.4615% of the net management fee paid by the Fund to the Adviser		$762,921	$301,338,171

JQC(5)	7/31	Symphony	percentage of the net management fee paid by the Fund to the Adviser, based on average daily Managed Assets managed by Sub-Adviser, as follows:		$7,160,818	$1,956,315,868

			Average Daily Managed Assets
			First $125 million	55.0%
			Next $25 million	52.5%
			Next $25 million	50.0%
			Next $25 million	47.5%
			Over $200 million	45.0%

JPW(2)	7/31	NWQ	percentage of the net management fee paid by the Fund to the Adviser, based on average daily Managed Assets managed by Sub-Adviser, as follows:		$24,519	$94,540,674

			Average Daily Managed Assets
			First $125 million	50.0%
			Next $25 million	47.5%
			Next $25 million	45.0%
			Next $25 million	42.5%
			Over $200 million	40.0%

Fund	Fiscal Year End		Sub-Advisor	Sub-Advisory Fee Rate		Fees Paid to the Sub-Adviser During Last Fiscal Year	Managed Assets as of 12/31/2013

JFR	7/31		Symphony	percentage of the net management fee paid by the Fund to the Adviser, based on average daily Managed Assets managed by Sub-Adviser, as follows:		$3,003,434	$1,133,686,535

				Average Daily Managed Assets
				First $125 million	50.0%
				Next $25 million	47.5%
				Next $25 million	45.0%
				Next $25 million	42.5%
				Over $200 million	40.0%

JRO	7/31		Symphony	percentage of the net management fee paid by the Fund to the Adviser, based on average daily Managed Assets managed by Sub-Adviser, as follows:		$2,041,486	$789,520,077

				Average Daily Managed Assets
				First $125 million	50.0%
				Next $25 million	47.5%
				Next $25 million	45.0%
				Next $25 million	42.5%
				Over $200 million	40.0%

NKG	5/31	*	NAM	38.4615% of the net management fee paid by the Fund to the Adviser		$532,975	$213,784,947

NID(3)	5/31	*	NAM	50% of the net management fee paid by the Fund to the Adviser		$1,152,590	$770,444,436

NIQ(4)	5/31	*	NAM	50% of the net management fee paid by the Fund to the Adviser		$184,918	$222,591,975

NMY	5/31	*	NAM	38.4615% of the net management fee paid by the Fund to the Adviser		$1,179,346	$497,461,217

Fund	Fiscal Year End		Sub-Advisor	Sub-Advisory Fee Rate		Fees Paid to the Sub-Adviser During Last Fiscal Year	Managed Assets as of 12/31/2013

NOM	5/31	*	NAM	38.4615% of the net management fee paid by the Fund to the Adviser		$124,360	$48,385,220

NNC	5/31	*	NAM	38.4615% of the net management fee paid by the Fund to the Adviser		$846,822	$351,116,215

JPI	7/31		NAM	percentage of the net management fee paid by the Fund to the Adviser, based on average daily Managed Assets managed by Sub-Adviser, as follows:		$2,783,782	$774,266,436

				Average Daily Managed Assets
				First $125 million	50.0%
				Next $25 million	47.5%
				Next $25 million	45.0%
				Next $25 million	42.5%
				Over $200 million	40.0%

JPC(5)	7/31		NAM	percentage of the net management fee paid by the Fund to the Adviser, based on average daily Managed Assets managed by Sub-Adviser, as follows:		$2,492,114	$1,361,075,594

				Average Daily Managed Assets
				First $125 million	50.0%
				Next $25 million	47.5%
				Next $25 million	45.0%
				Next $25 million	42.5%
				Over $200 million	40.0%

Fund	Fiscal Year End	Sub-Advisor	Sub-Advisory Fee Rate		Fees Paid to the Sub-Adviser During Last Fiscal Year	Managed Assets as of 12/31/2013

		NWQ	percentage of the net management fee paid by the Fund to the Adviser, based on average daily Managed Assets managed by Sub-Adviser, as follows:		$2,365,181

			Average Daily Managed Assets
			First $125 million	50.0%
			Next $25 million	47.5%
			Next $25 million	45.0%
			Next $25 million	42.5%
			Over $200 million	40.0%

JTP	7/31	Spectrum	percentage of the net management fee paid by the Fund to the Adviser, based on average daily Managed Assets managed by Sub-Adviser, as follows:		$2,922,797	$788,848,319

			Average Daily Managed Assets
			First $125 million	50.0%
			Next $25 million	47.5%
			Next $25 million	45.0%
			Next $25 million	42.5%
			Over $200 million	40.0%

JPS	7/31	Spectrum	40% of the net management fee paid by the Fund to the Adviser		$5,382,775	$1,570,939,817

JHP	7/31	Spectrum	percentage of the net management fee paid by the Fund to the Adviser, based on average daily Managed Assets managed by Sub-Adviser, as follows:		$1,063,105	$300,662,316

			Average Daily Managed Assets
			First $500 million	40.0%
			Over $500 million	35.0%

Fund	Fiscal Year End		Sub-Advisor	Sub-Advisory Fee Rate		Fees Paid to the Sub-Adviser During Last Fiscal Year	Managed Assets as of 12/31/2013

NSL	7/31		Symphony	percentage of the net management fee paid by the Fund to the Adviser, based on average daily Managed Assets managed by Sub-Adviser, as follows:		$1,318,450	$472,102,985

				Average Daily Managed Assets
				First $125 million	50.0%
				Next $25 million	47.5%
				Next $25 million	45.0%
				Next $25 million	42.5%
				Over $200 million	40.0%

JSD	7/31		Symphony	percentage of the net management fee paid by the Fund to the Adviser, based on average daily Managed Assets managed by Sub-Adviser, as follows:		$1,062,040	$283,456,962

				Average Daily Managed Assets
				First $125 million	50.0%
				Next $25 million	47.5%
				Next $25 million	45.0%
				Next $25 million	42.5%
				Over $200 million	40.0%

NPV	5/31	*	NAM	38.4615% of the net management fee paid by the Fund to the Adviser		$899,191	$365,714,285

NAN	9/30		NAM	38.4615% of the net management fee paid by the Fund to the Adviser		$514,987	$185,978,391

NXK	9/30		NAM	38.4615% of the net management fee paid by the Fund to the Adviser		$355,804	$128,240,933

NNP	9/30		NAM	38.4615% of the net management fee paid by the Fund to the Adviser		$869,894	$309,696,210

(1)	JMLP commenced operations on March 26, 2014.
(2)	JPW commenced operations on June 25, 2013.
(3)	NID commenced operations on December 5, 2012.
(4)	NIQ commenced operations on February 7, 2013.
(5)	For each of JQC and JPC, effective January 1, 2013, the Fund’s fiscal year was changed to July 31st from December 31st.
*	For each Fund with a fiscal year end of May 31, “Fees Paid to the Adviser During Last Fiscal Year” presented in this table are for the fiscal year ended May 31, 2013, which is the most recent year for which such data is available.

Appendix E

FEE RATES AND NET ASSETS OF OTHER FUNDS ADVISED BY SUB-ADVISERS WITH SIMILAR INVESTMENT OBJECTIVES TO THE FUNDS

Fund	Sub-Adviser	Similar Fund	Fee Rate		Net Assets (as of 12/31/2013)

JTP, JPS and JHP	Spectrum	Principal Funds, Inc. — Preferred Securities Fund	First $100 million Next $150 million Over $250 million(1)	0.3427% of net assets 0.2937% of net assets’ 0.1958%	$4.34 billion

		Principal Funds, Inc. — Global Diversified Income Fund	First $100 million Next $150 million Over $250 million(1)	0.3427% of net assets 0.2937% of net assets’ 0.1958%	$794 million

(1)	Assets of any unregistered separate account of Principal Life Insurance Company and any investment company sponsored by Principal Life Insurance Company to which Spectrum provides investment advisory services and which have the same investment mandate (e.g., preferred securities) as the fund for which the fee is calculated, will be combined with the assets of the fund to arrive at net assets.

E-1

Appendix F

INFORMATION REGARDING OFFICERS AND DIRECTORS OF ADVISER AND SUB-ADVISERS

Adviser/Sub-Adviser	Principal Executive Officer and Directors			Fund officers or Board Members who are officers, employees, directors, general partner or shareholders of the Adviser/ Sub-Adviser
	Name	Address	Principal Occupation

Nuveen Fund Advisors	William Adams IV Thomas S. Schreier, Jr.	333 W. Wacker Dr Chicago, IL 60606 333 W. Wacker Dr. Chicago, IL 60606	Co-President Co-President	Gifford R. Zimmerman Margo L. Cook Stephen D. Foy Scott S. Grace Kevin J. McCarthy Kathleen L. Prudhomme William Adams IV Thomas S. Schreier, Jr.

NAM	Thomas S. Schreier, Jr. William T. Huffman	333 W. Wacker Dr. Chicago, IL 60606 333 W. Wacker Dr. Chicago, IL 60606	Chairman President	Gifford R. Zimmerman Scott S. Grace Kevin J. McCarthy Kathleen L. Prudhomme Thomas S. Schreier, Jr.

NWQ	Jon Bosse John Conlin	2049 Century Park East Los Angeles, CA 90067 2049 Century Park East Lost Angeles, CA 90067	Co-President Co-President

Symphony	Gunther Stein Jeff Cusack	555 California Street San Francisco, CA 94104 2049 Century Park East Los Angeles, CA 90067	Chief Executive Officer and Chief Investment Officer President and Executive Managing Director

ARI	Christopher D. Crawshaw	180 N. Stetson Avenue, Suite 5500 Chicago, IL 60601	President and Chief Executive Officer-Advisory Research, Inc.	None

	Thomas G. Smith	800 Nicollet Mall Minneapolis MN 55402	Corporate Development, Piper Jaffray Companies

F-1

Adviser/Sub-Adviser	Principal Executive Officer and Directors			Fund officers or Board Members who are officers, employees, directors, general partner or shareholders of the Adviser/ Sub-Adviser
	Name	Address	Principal Occupation

Spectrum	Mark Lieb	2 High Ridge Park Stamford, CT 06905	President & Chief Executive Officer; Director	None

	Lewis Phillip Jacoby, IV	2 High Ridge Park Stamford, CT 06905	Executive Director & Chief Investment Officer; Director

	Jim McCaughan	711 High Street Des Moines, IA 50392	Chairman

	Matthew Byer	2 High Ridge Park Stamford, CT 06905	Executive Director & Chief Operating Officer; Director

	George Jamgochian	711 High Street Des Moines, IA 50392	Director

	Karen Shaff	711 High Street Des Moines, IA 50392	Director

	Ellen Shumway	711 High Street Des Moines, IA 50392	Director

F-2

Appendix G

AFFILIATED BROKERAGE

Fund	Fiscal Year End	Commissions Paid to Spectrum During the Fund’s Last Fiscal Year	Percentage of the Fund’s Aggregate Brokerage Commissions Paid to Spectrum
JTP	7/31	$82,758	100%
JPS	7/31	$127,735	100%
JHP	7/31	$28,434	100%

G-1

Appendix H

SHARE OWNERSHIP

Dollar Range of Equity Securities

The following table lists the dollar range of equity securities beneficially owned by each Board Member in each Fund and in all Nuveen funds overseen by the Board Member as of December 31, 2013. The information as to beneficial ownership is based on statements furnished by each

Board Member.

	Independent Board Members										Interested Board Members
Fund	Bremner	Evans	Hunter	Kundert	Nelson(1)	Schneider	Stockdale	Stone	Stringer	Toth	Adams	Schreier
JMLP(2)	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0
NTC	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0
JQC	$0	$0	$0	$0	$0	$0	$10,001- $50,000	$0	$0	$0	Over $100,000	$0
JPW	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0
JFR	$0	$10,001- $50,000	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0
JRO	$0	$10,001- $50,000	$0	$0	$0	Over $100,000	$0	$0	$0	$0	$0	$0
NKG	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0
NID	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0
NIQ	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0
NMY	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0
NOM	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0
NNC	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0
JPI	$0	$10,001- $50,000	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0
JPC	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0
JTP	$0	$10,001- $50,000	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0

	Independent Board Members										Interested Board Members
Fund	Bremner	Evans	Hunter	Kundert	Nelson(1)	Schneider	Stockdale	Stone	Stringer	Toth	Adams	Schreier
JPS	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0
JHP	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0
NSL	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0
JSD	$0	$10,001- $50,000	$0	$0	$0	$50,001- $100,000	$0	$0	$0	$50,001- $100,000	$0	$0
NPV	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0
NAN	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0
NXK	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0
NNP	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0
Aggregate Range of Equity Securities in All Registered Investment Companies Overseen by Board Member Nominees in Family of Investment Companies	Over $100,000	Over $100,000	Over $100,000	Over $100,000	$0	Over $100,000	Over $100,000	Over $100,000	Over $100,000	Over $100,000	Over $100,000	Over $100,000

(1)	Mr. Nelson was appointed to the Board of Directors of the Nuveen Funds effective September 1, 2013.
(2)	JMLP commenced operations on March 26, 2014.

Fund Shares Owned By Board Members And Executive Officers*

The following table sets forth, for each Board Member and for the Board Members and executive officers as a group, the amount of shares beneficially owned in each Fund as of December 31, 2013. The information as to beneficial ownership is based on statements furnished by each Board Member and executive officer.

	Independent Board Members										Interested Board Members		All Board Members and Executive Officers as a Group
Fund	Bremner	Evans	Hunter	Kundert	Nelson(1)	Schneider	Stockdale	Stone	Stringer	Toth	Adams	Schreier
JMLP(2)	0	0	0	0	0	0	0	0	0	0	0	0	0
NTC	0	0	0	0	0	0	0	0	0	0	0	0	0
JQC	0	0	0	0	0	0	1,130	0	0	0	25,000	0	26,130
JPW	0	0	0	0	0	0	0	0	0	0	0	0	0
JFR	0	1,600	0	0	0	0	0	0	0	0	0	0	1,600
JRO	0	3,000	0	0	0	20,290	0	0	0	0	0	0	23,290
NKG	0	0	0	0	0	0	0	0	0	0	0	0	0
NID	0	0	0	0	0	0	0	0	0	0	0	0	0
NIQ	0	0	0	0	0	0	0	0	0	0	0	0	0
NMY	0	0	0	0	0	0	0	0	0	0	0	0	0
NOM	0	0	0	0	0	0	0	0	0	0	0	0	0
NNC	0	0	0	0	0	0	0	0	0	0	0	0	0
JPI	0	1,000	0	0	0	0	0	0	0	0	0	0	1,000
JPC	0	0	0	0	0	0	0	0	0	0	0	0	0
JTP	0	4,600	0	0	0	0	0	0	0	0	0	0	4,600
JPS	0	0	0	0	0	0	0	0	0	0	0	0	0
JHP	0	0	0	0	0	0	0	0	0	0	0	0	0
NSL	0	0	0	0	0	0	0	0	0	0	0	0	0
JSD	0	2,000	0	0	0	5,260	0	0	0	2,550	0	0	9,810
NPV	0	0	0	0	0	0	0	0	0	0	0	0	0
NAN	0	0	0	0	0	0	0	0	0	0	0	0	0
NXK	0	0	0	0	0	0	0	0	0	0	0	0	0
NNP	0	0	0	0	0	0	0	0	0	0	0	0	0

*	The numbers include share equivalents of certain Nuveen funds in which the Board Member is deemed to be invested pursuant to the Deferred Compensation Plan for Independent Board Members as more fully described in the Proxy Statement.
(1)	Mr. Nelson was appointed to the Board of Directors of the Nuveen Funds effective September 1, 2013.
(2)	JMLP commenced operations on March 26, 2014.

Appendix I

BOARD MEMBER COMPENSATION

Aggregate Compensation from the Funds*

Fund	Fiscal Year End		Robert P. Bremner	Jack B. Evans	William C. Hunter	David J. Kundert	John K. Nelson(1)	William J. Schneider	Judith M. Stockdale	Carole E. Stone	Virginia L. Stringer	Terence J. Toth
JMLP(2)	11/30		$0	$0	$0	$0	$0	$0	$0	$0	$0	$0
NTC	5/31	(3)	$1,073	$828	$757	$885	$0	$933	$846	$814	$760	$880
JQC(3)	7/31		$7,078	$5,842	$5,265	$6,295	$0	$6,616	$5,914	$5,787	$5,376	$6,110
JPW	7/31		$138	$26	$24	$27	$0	$27	$126	$27	$26	$29
JFR	7/31		$3,277	$2,686	$2,434	$2,904	$0	$3,057	$2,713	$2,680	$2,487	$2,811
JRO	7/31		$2,155	$1,766	$1,600	$1,907	$0	$2,010	$1,782	$1,763	$1,635	$1,848
NKG	5/31	(3)	$746	$571	$529	$589	$0	$623	$575	$567	$531	$613
NID	5/31	(3)	$1,040	$1,697	$635	$738	$0	$782	$1,909	$678	$642	$1,742
NIQ	5/31	(3)	$252	$1,114	$104	$115	$0	$119	$1,214	$110	$105	$1,120
NMY	5/31	(3)	$1,766	$1,361	$1,246	$1,454	$0	$1,532	$1,390	$1,340	$1,251	$1,448
NOM	5/31	(3)	$168	$129	$119	$133	$0	$140	$129	$128	$120	$138
NNC	5/31	(3)	$1,229	$948	$867	$1,014	$0	$1,068	$969	$933	$871	$1,008
JPI	7/31		$4,538	$3,952	$3,684	$4,289	$0	$4,372	$4,168	$3,889	$3,731	$4,004
JPC(3)	7/31		$4,313	$3,381	$3,011	$3,660	$0	$3,911	$3,398	$3,391	$3,094	$3,599
JTP	7/31		$2,702	$2,161	$1,939	$2,341	$0	$2,482	$2,180	$2,160	$1,987	$2,282
JPS	7/31		$5,341	$4,270	$3,832	$4,627	$0	$4,906	$4,308	$4,269	$3,927	$4,510
JHP	7/31		$1,020	$815	$732	$883	$0	$937	$823	$815	$750	$861
NSL	7/31		$1,333	$1,092	$990	$1,180	$0	$1,243	$1,103	$1,091	$1,011	$1,143
JSD	7/31		$1,049	$861	$781	$933	$0	$981	$872	$858	$797	$901
NPV	5/31	(3)	$1,320	$1,018	$932	$1,087	$0	$1,146	$1,040	$1,003	$936	$1,083
NAN	9/30		$632	$491	$448	$503	$32	$536	$487	$499	$459	$530
NXK	9/30		$436	$340	$309	$347	$22	$371	$336	$345	$317	$366
NNP	9/30		$1,066	$842	$749	$918	$53	$969	$851	$842	$769	$892
Total Compensation from Nuveen Funds Paid to Board Members	12/31/13		$334,516	$287,880	$251,250	$311,158	$17,667	$337,104	$283,062	$283,276	$256,750	$305,513

(1)	Mr. Nelson was appointed to the Board of Directors of the Nuveen Funds effective September 1, 2013.
(2)	JMLP commenced operations on March 26, 2014.

I-1

(2)	For each Fund with a fiscal year end of May 31, information is presented in this table for the fiscal year ended May 31, 2013, which is the most recent year for which such data is available.
(3)	For each of JQC and JPC, effective January 1, 2013, the Fund’s fiscal year was changed to July 31st from December 31st.
*	Includes deferred fees. Pursuant to a deferred compensation agreement with certain of the Funds, deferred amounts are treated as though an equivalent dollar amount has been invested in shares of one or more Participating Funds. Total deferred fees for the Funds (including the return from the assumed investment in the Participating Funds) payable are:

Fund	Robert P. Bremner	Jack B. Evans	William C. Hunter	David J. Kundert	John K. Nelson	William J. Schneider	Judith M. Stockdale	Carole E. Stone	Virginia L. Stringer	Terence J. Toth
JMLP	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0
NTC	$121	$148	$0	$656	$0	$688	$287	$96	$0	$52
JQC	$1,109	$1,435	$0	$6,295	$0	$6,616	$2,408	$1,266	$0	$684
JPW	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0
JFR	$513	$657	$0	$2,904	$0	$3,057	$1,078	$613	$0	$326
JRO	$337	$431	$0	$1,907	$0	$2,010	$701	$409	$0	$217
NKG	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0
NID	$160	$365	$0	$738	$0	$782	$228	$238	$0	$388
NIQ	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0
NMY	$194	$235	$0	$1,042	$0	$1,089	$448	$158	$0	86
NOM	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0
NNC	$139	$170	$0	$752	$0	$788	$329	$110	$0	$60
JPI	$712	$1,014	$0	$4,289	$0	$4,372	$2,167	$527	$0	$281
JPC	$674	$809	$0	$3,660	$0	$3,911	$1,148	$930	$0	$496
JTP	$423	$524	$0	$2,341	$0	$2,482	$807	$539	$0	$288
JPS	$835	$1,036	$0	$4,627	$0	$4,906	$1,595	$1,067	$0	$569
JHP	$160	$198	$0	$883	$0	$937	$304	$204	$0	$109
NSL	$209	$267	$0	$1,180	$0	$1,243	$435	$252	$0	$134
JSD	$164	$212	$0	$933	$0	$981	$358	$187	$0	$100
NPV	$146	$176	$0	$783	$0	$818	$337	$118	$0	$64
NAN	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0
NXK	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0
NNP	$168	$206	$0	$918	$0	$969	$308	$218	$0	$116

I-2

Appendix J

BOARD AND COMMITTEE MEETINGS HELD DURING EACH FUND’S LAST FISCAL YEAR

Fund	Fiscal Year End		Regular Board Meetings	Special Board Meetings	Executive Committee	Dividend Committee	Audit Committee	Compliance Committee	Nominating and Governance Committee	Closed-End Funds Committee
JMLP(1)	11/30		N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
NTC	5/31	*	5	4	0	4	4	5	6	4
JQC(5)	7/31		5	7	0	4	4	5	6	4
JPW(2)	7/31		5	7	1	4	4	5	6	4
JFR	7/31		5	7	0	4	4	5	6	4
JRO	7/31		5	7	0	4	4	5	6	4
NKG	5/31	*	5	4	0	4	4	5	6	4
NID(3)	5/31	*	5	4	0	4	4	5	6	4
NIQ(4)	5/31	*	5	4	0	4	4	5	6	4
NMY	5/31	*	5	4	0	4	4	5	6	4
NOM	5/31	*	5	4	0	4	4	5	6	4
NNC	5/31	*	5	4	0	4	4	5	6	4
JPI	7/31		5	7	0	4	4	5	6	4
JPC(5)	7/31		5	7	0	4	4	5	6	4
JTP	7/31		5	7	0	4	4	5	6	4
JPS	7/31		5	7	0	4	4	5	6	4
JHP	7/31		5	7	0	4	4	5	6	4
NSL	7/31		5	7	0	4	4	5	6	4
JSD	7/31		5	7	0	4	4	5	6	4
NPV	5/31	*	5	4	1	4	4	5	6	4
NAN	9/30		6	7	0	4	4	5	6	4
NXK	9/30		6	7	0	4	4	5	6	4
NNP	9/30		6	7	0	4	4	5	6	4

(1)	JMLP commenced operations on March 26, 2014.

J-1

(2)	JPW commenced operations on June 25, 2013.
(3)	NID commenced operations on December 5, 2012.
(4)	NIQ commenced operations on February 7, 2013.
(5)	For each of JQC and JPC, effective January 1, 2013, the Fund’s fiscal year was changed to July 31st from December 31st.
*	For each Fund with a fiscal year end of May 31, information is presented in this table for the fiscal year ended May 31, 2013, which is the most recent year for which such data is available.

J-2

Appendix K

AUDIT AND RELATED FEES

	Audit Fees(1)				Audit Related Fees(2)				Tax Fees(3)				All Other Fees(4)
			Fund		Fund		Adviser and Related Entities		Fund		Adviser and Related Entities		Fund		Adviser and Related Entities
Fund	Fiscal Year End		Fiscal Year Ended 2012	Fiscal Year Ended 2013	Fiscal Year Ended 2012	Fiscal Year Ended 2013	Fiscal Year Ended 2012	Fiscal Year Ended 2012	Fiscal Year Ended 2012	Fiscal Year Ended 2013	Fiscal Year Ended 2012	Fiscal Year Ended 2013	Fiscal Year Ended 2012	Fiscal Year Ended 2013	Fiscal Year Ended 2012	Fiscal Year Ended 2013
JMLP(5)	11/30		N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
NTC	5/31	*	$21,200	$22,250	$1,980	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0
JQC(9)	7/31		$27,000	$28,250	$0	$0	$0	$0	$4,800	$2,000	$0	$0	$0	$0	$0	$0
JPW(6)	7/31		N/A	$12,650	N/A	$0	N/A	$0	N/A	$0	$0	$0	$0	$0	$0	$0
JFR	7/31		$27,000	$28,250	$18,000	$8,000	$0	$0	$0	$0	$0	$0	$8,000	$0	$0	$0
JRO	7/31		$27,000	$28,250	$18,000	$16,000	$0	$0	$0	$0	$0	$0	$8,000	$0	$0	$0
NKG	5/31	*	$21,200	$22,250	$1,160	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0
NID(7)	5/31	*	N/A	$22,250	N/A	$6,000	N/A	$0	N/A	$0	N/A	$0	N/A	$0	N/A	$0
NIQ(8)	5/31	*	N/A	$18,500	N/A	$0	N/A	$0	N/A	$0	N/A	$0	N/A	$0	N/A	$0
NMY	5/31	*	$21,200	$22,250	$0	$4,000	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0
NOM	5/31	*	$21,200	$22,250	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0
NNC	5/31	*	$21,200	$22,250	$2,524	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0
JPI	7/31		$6,075	$25,300	$0	$6,000	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0
JPC(9)	7/31		$27,000	$25,300	$0	$0	$0	$0	$5,280	$2,000	$0	$0	$0	$0	$0	$0
JTP	7/31		$24,300	$25,300	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0
JPS	7/31		$24,300	$25,300	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0
JHP	7/31		$24,300	$25,300	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0
NSL	7/31		$27,000	$28,250	$18,000	$16,000	$0	$0	$0	$0	$0	$0	$8,000	$0	$0	$0
JSD	7/31		$27,000	$28,250	$6,000	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0
NPV	5/31	*	$21,200	$22,250	$20,000	$4,000	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0
NAN	9/30		$21,200	$22,250	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0
NXK	9/30		$21,200	$22,250	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0
NNP	9/30		$21,200	$22,250	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0

(1)	“Audit Fees” are the aggregate fees billed for professional services for the audit of the Fund’s annual financial statements and services provided in connection with statutory and regulatory filings or engagements.

(2)	“Audit Related Fees” are the aggregate fees billed for assurance and related services reasonably related to the performance of the audit or review of financial statements that are not reported under “Audit Fees”. These fees include offerings related to the Fund’s common shares and leverage.
(3)	“Tax Fees” are the aggregate fees billed for professional services for tax advice, tax compliance, and tax planning. These fees include: all global withholding tax services; excise and state tax reviews; capital gain, tax equalization and taxable basis calculation performed by the principal accountant.
(4)	“All Other Fees” are the aggregate fees billed for products and services other than “Audit Fees”, “Audit-Related Fees” and “Tax Fees”. These fees represent all “Agreed-Upon Procedures” engagements pertaining to the Fund’s use of leverage.
(5)	JMLP commenced operations on March 26, 2014.
(6)	JPW commenced operations on June 25, 2013.
(7)	NID commenced operations on December 5, 2012.
(8)	NIQ commenced operations on February 7, 2013.
(9)	For each of JQC and JPC, effective January 1, 2013, the Fund’s fiscal year was changed to July 31st from December 31st.
*	For each Fund with a fiscal year end of May 31, information is presented in this table for the fiscal year ended May 31, 2013, which is the most recent year for which such data is available.

			Total Non-Audit Fees Billed to Fund		Total Non-Audit Fees Billed to Advisers and Adviser Entities (Engagements Related Directly to the Operations and Financial Reporting of Fund)		Total Non-Audit Fees Billed to Advisers and Adviser Entities (All Other Engagements)		Total
Fund	Fiscal Year End		Fiscal Year Ended 2012	Fiscal Year Ended 2013	Fiscal Year Ended 2012	Fiscal Year Ended 2013	Fiscal Year Ended 2012	Fiscal Year Ended 2013	Fiscal Year Ended 2012	Fiscal Year Ended 2013
JMLP(5)	11/30		N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
NTC	5/31	*	$0	$0	$0	$0	$0	$0	$0	$0
JQC	7/31		$4,800	$2,000	$0	$0	$0	$0	$4,800	$2,000
JPW(6)	7/31		N/A	$0	N/A	$0	N/A	$0	N/A	$0
JFR	7/31		$8,000	$0	$0	$0	$0	$0	$8,000	$0
JRO	7/31		$8,000	$0	$0	$0	$0	$0	$8,000	$0
NKG	5/31	*	$0	$0	$0	$0	$0	$0	$0	$0
NID(7)	5/31	*	N/A	$0	N/A	$0	N/A	$0	N/A	$0
NIQ(8)	5/31	*	N/A	$0	N/A	$0	N/A	$0	N/A	$0
NMY	5/31	*	$0	$0	$0	$0	$0	$0	$0	$0
NOM	5/31	*	$0	$0	$0	$0	$0	$0	$0	$0
NNC	5/31	*	$0	$0	$0	$0	$0	$0	$0	$0
JPI	7/31		$0	$0	$0	$0	$0	$0	$0	$0
JPC	7/31		$5,280	$2,000	$0	$0	$0	$0	$5,280	$2,000
JTP	7/31		$0	$0	$0	$0	$0	$0	$0	$0
JPS	7/31		$0	$0	$0	$0	$0	$0	$0	$0
JHP	7/31		$0	$0	$0	$0	$0	$0	$0	$0
NSL	7/31		$8,000	$0	$0	$0	$0	$0	$8,000	0
JSD	7/31		$0	$0	$0	$0	$0	$0	$0	$0
NPV	5/31	*	$0	$0	$0	$0	$0	$0	$0	$0
NAN	9/30		$0	$0	$0	$0	$0	$0	$0	$0
NXK	9/30		$0	$0	$0	$0	$0	$0	$0	$0
NNP	9/30		$0	$0	$0	$0	$0	$0	$0	$0

Appendix L

LIST OF BENEFICIAL OWNERS WHO OWN MORE THAN 5% OF ANY CLASS OF SHARES IN ANY FUND

The following chart lists each shareholder or group of shareholders who beneficially owned more than 5% of any class of shares for each Fund as of June 6, 2014*:

Fund	Class	Shareholder Name and Address	Number of Shares Owned	Percentage Owned
JMLP
NTC
JQC
JPW
JFR
JRO
NKG
NID
NIQ
NMY
NOM
NNC
JPI
JPC
JTP
JPS
JHP
NSL
JSD
NPV
NAN
NXK
NNP

*	The information contained in this table is based on Schedule 13D and 13G filings made on or before June 6, 2014.

L-1

Appendix M

FORM OF INVESTMENT MANAGEMENT AGREEMENT

(ALL FUNDS EXCEPT NSL)

AGREEMENT made this [    ] day of [            ], by and between [FUND NAME], a [STATE OF ORGANIZATION] [FORM OF ORGANIZATION] (the “Fund”), and NUVEEN FUND ADVISORS, LLC, a Delaware limited liability company (the “Adviser”).

W I T N E S S E T H

In consideration of the mutual covenants hereinafter contained, it is hereby agreed by and between the parties hereto as follows:

1.        The Fund hereby employs the Adviser to act as the investment adviser for, and to manage the investment and reinvestment of the assets of the Fund in accordance with the Fund’s investment objective and policies and limitations, and to administer the Fund’s affairs to the extent requested by and subject to the supervision of the Board of [Trustees/Directors] of the Fund for the period and upon the terms herein set forth. The investment of the Fund’s assets shall be subject to the Fund’s policies, restrictions and limitations with respect to securities investments as set forth in the Fund’s then current registration statement under the Investment Company Act of 1940, and all applicable laws and the regulations of the Securities and Exchange Commission relating to the management of registered closed-end, [diversified/non-diversified] management investment companies.

The Adviser accepts such employment and agrees during such period to render such services, to furnish office facilities and equipment and clerical, bookkeeping and administrative services (other than such services, if any, provided by the Fund’s transfer agent) for the Fund, to permit any of its officers or employees to serve without compensation as [trustees/directors] or officers of the Fund if elected to such positions, and to assume the obligations herein set forth for the compensation herein provided. The Adviser shall, for all purposes herein provided, be deemed to be an independent contractor and, unless otherwise expressly provided or authorized, shall have no authority to act for nor represent the Fund in any way, nor otherwise be deemed an agent of the Fund.

2.        For the services and facilities described in Section l, the Fund will pay to the Adviser, at the end of each calendar month, an investment management fee equal to the sum of a Fund-Level Fee and a Complex-Level Fee.

A.        The Fund Level Fee shall be computed by applying the following annual rate:

[                    ]

B.        The Complex-Level Fee for the Fund shall be computed by applying the Complex-Level Fee Rate, expressed as a daily equivalent, to the average total daily managed assets of the Fund. The Complex-Level Fee Rate shall be determined based upon the total daily net assets of all Eligible Funds, as defined below (with such daily net assets to include — in the case of Eligible Funds whose advisory fees are calculated by reference to net assets that include net assets attributable to preferred stock issued by or borrowings by the Eligible Fund — such leveraging net assets), pursuant to the annual fee schedule shown below in this section, with the following exclusions (as adjusted, “Complex-Level Assets”):

(i)        in the case of Eligible Funds that invest in other Eligible Funds (“Funds of Funds”), that portion of the net assets of such Funds of Funds attributable to investments in such other Eligible Funds; and

(ii)        that portion of the net assets of each Eligible Fund comprising the daily “Fund Asset Limit Amount” (as defined below).

The Complex-Level Fee Rate shall be calculated in such a manner that it results in the effective rate at the specified Complex-Level Asset amounts shown in the following annual fee schedule:

Complex-Level Asset Breakpoint Level ($ million)	Effective Rate at Breakpoint Level (%)
55,000	0.2000
56,000	0.1996
57,000	0.1989
60,000	0.1961
63,000	0.1931
66,000	0.1900
71,000	0.1851
76,000	0.1806
80,000	0.1773
91,000	0.1691
125,000	0.1599
200,000	0.1505
250,000	0.1469
300,000	0.1445

C.        “Eligible Funds,” for purposes of the Agreement, shall mean all Nuveen-branded closed-end and open-end registered investment companies organized in the United States. Any open-end or closed-end funds that subsequently become a Nuveen-branded fund because either (a) Nuveen Investments, Inc. or its affiliates acquire the investment adviser to such funds (or the adviser’s parent), or (b) Nuveen Investments, Inc. or its affiliates acquire the fund’s adviser’s rights under the management agreement for such fund (in either case, such acquisition an “Acquisition” and such fund an “Acquired Fund”), will be evaluated by both Nuveen management and the Nuveen Funds’ Board, on a case-by-case basis, as to whether or not the assets of such Acquired Funds would be included in Complex-Level Assets and, if so, whether there would be a basis for any adjustments to the complex-level breakpoint schedule and/or its application.

D.        The “Fund Asset Limit Amount” as of any calculation date shall for each Fund be equal to the lesser of (i) the Initial Fund Asset Limit Amount (defined below), and (ii) the

Eligible Fund’s current net assets. The “Initial Fund Asset Limit Amount” for an Eligible Fund shall be determined as follows:

i.        In the case of Nuveen-branded Funds that qualified as Eligible Funds on or prior to June 30, 2010, as well as Eligible Funds launched thereafter that are not Acquired Funds, the Initial Fund Asset Limit Amount shall be equal to zero, except to extent that such Fund may later participate in a subsequent Fund consolidation as described in (iii) below;

ii.        In the case of Acquired Funds, the Initial Fund Asset Limit Amount is equal to the product of (i) 1 minus the Aggregate Eligible Asset Percentage (defined below), and (ii) an Acquired Fund’s net assets as of the effective date of such Fund’s Acquisition; and

iii.        In the event of a consolidation or merger of one or more Eligible Funds, the Initial Fund Asset Limit Amount of the combined fund will be equal to the sum of the Initial Fund Asset Limit Amounts of each individual Eligible Fund.

E.        Following are additional definitions of terms used above:

i.        “Acquisition Assets”: With respect to an Acquisition, the aggregate net assets as of the effective date of such Acquisition of all Acquired Funds.

ii.        “Aggregate Eligible Asset Amount”: With respect to an Acquisition, that portion of the aggregate net assets of Acquired Funds as of the effective date of such Acquisition that is included in Complex-Level Assets. With respect to the series of First American Investment Funds, Inc. that became Acquired Funds as of December 31, 2010, the Aggregate Eligible Asset Amount is $2 billion.

iii.        “Aggregate Eligible Asset Percentage”: The ratio of the Aggregate Eligible Asset Amount to Acquisition Assets.

F.        For the month and year in which this Agreement becomes effective, or terminates, there shall be an appropriate proration on the basis of the number of days that the Agreement shall have been in effect during the month and year, respectively. The services of the Adviser to the Fund under this Agreement are not to be deemed exclusive, and the Adviser shall be free to render similar services or other services to others so long as its services hereunder are not impaired thereby.

3.        The Adviser shall arrange for officers or employees of the Adviser to serve, without compensation from the Fund, as [trustees/directors], officers or agents of the Fund, if duly elected or appointed to such positions, and subject to their individual consent and to any limitations imposed by law.

4.        Subject to applicable statutes and regulations, it is understood that officers, [trustees/directors], or agents of the Fund are, or may be, interested in the Adviser as officers, directors, agents, shareholders or otherwise, and that the officers, directors, shareholders and agents of the Adviser may be interested in the Fund otherwise than as [trustees/directors], officers or agents.

5.        The Adviser shall not be liable for any loss sustained by reason of the purchase, sale or retention of any security, whether or not such purchase, sale or retention shall have been based upon the investigation and research made by any other individual, firm or corporation, if such recommendation shall have been selected with due care and in good faith, except loss resulting from willful misfeasance, bad faith, or gross negligence on the part of the Adviser in the performance of its obligations and duties, or by reason of its reckless disregard of its obligations and duties under this Agreement.

6.        The Adviser currently manages other investment accounts and funds, including those with investment objectives similar to the Fund, and reserves the right to manage other such accounts and funds in the future. Securities considered as investments for the Fund may also be appropriate for other investment accounts and funds that may be managed by the Adviser. Subject to applicable laws and regulations, the Adviser will attempt to allocate equitably portfolio transactions among the portfolios of its other investment accounts and funds purchasing securities whenever decisions are made to purchase or sell securities by the Fund and one or more of such other accounts or funds simultaneously. In making such allocations, the main factors to be considered by the Adviser will be the respective investment objectives of the Fund and such other accounts and funds, the relative size of portfolio holdings of the same or comparable securities, the availability of cash for investment by the Fund and such other accounts and funds, the size of investment commitments generally held by the Fund and such accounts and funds, and the opinions of the persons responsible for recommending investments to the Fund and such other accounts and funds.

7.        This Agreement shall continue in effect until [August l, 2015], unless and until terminated by either party as hereinafter provided, and shall continue in force from year to year thereafter, but only as long as such continuance is specifically approved, at least annually, in the manner required by the Investment Company Act of 1940.

This Agreement shall automatically terminate in the event of its assignment, and may be terminated at any time without the payment of any penalty by the Fund or by the Adviser upon no less than sixty (60) days’ written notice to the other party. The Fund may effect termination by action of the Board of [Trustees/Directors] or by vote of a majority of the outstanding voting securities of the Fund, accompanied by appropriate notice.

This Agreement may be terminated, at any time, without the payment of any penalty, by the Board of [Trustees/Directors] of the Fund, or by vote of a majority of the outstanding voting securities of the Fund, in the event that it shall have been established by a court of competent jurisdiction that the Adviser, or any officer or director of the Adviser, has taken any action which results in a breach of the covenants of the Adviser set forth herein.

Termination of this Agreement shall not affect the right of the Adviser to receive payments on any unpaid balance of the compensation, described in Section 2, earned prior to such termination.

8.        If any provision of this Agreement shall be held or made invalid by a court decision, statute, rule, or otherwise, the remainder shall not be thereby affected.

9.        Any notice under this Agreement shall be in writing, addressed and delivered or mailed, postage prepaid, to the other party at such address as such other party may designate for receipt of such notice.

[JTP, JHP, JPC, JQC, JFR, JRO, JPS, JSD, JPW, JMLP, JPI, NID, NIQ:

10. The Fund’s Declaration of Trust is on file with the Secretary of the Commonwealth of Massachusetts. This Agreement is executed on behalf of the Fund by the Fund’s officers as officers and not individually and the obligations imposed upon the Fund by this Agreement are not binding upon any of the Fund’s Trustees, officers or shareholders individually but are binding only upon the assets and property of the Fund.]

[JTP, JHP, JPC, JQC, JFR, JRO, JPS, JSD, JPW, JMLP, JPI, NID, NIQ:

11. This Agreement shall be construed in accordance with applicable federal law and (except as to Section 10 hereof which shall be construed in accordance with the laws of Massachusetts) the laws of the State of Illinois.

IN WITNESS WHEREOF, the Fund and the Adviser have caused this Agreement to be executed on the day and year above written.

[NAME OF FUND]

By:

Attest:

NUVEEN ASSET MANAGEMENT

By:

Attest:

FORM OF INVESTMENT MANAGEMENT AGREEMENT

(NSL)

AGREEMENT made this [     ] day of [             ], by and between [FUND], a Massachusetts business trust (the “Fund”), and Nuveen Fund Advisors, LLC, a Delaware limited liability company (the “Manager”).

W I T N E S S E T H

In consideration of the mutual covenants hereinafter contained, it is hereby agreed by and between the parties hereto as follows:

1.        Investment Management Services. Manager shall manage the investment operations of the Fund, subject to the terms of this Agreement and to the supervision and control of the Fund’s Board of Trustees (“Trustees”). Manager agrees to perform, or arrange for the performance of, the following services with respect to the Fund:

(a)        obtain and evaluate such information relating to economies, industries, businesses, securities and commodities markets, and individual securities, commodities and indices as it may deem necessary or useful in discharging its responsibilities hereunder;

(b)        formulate and maintain a continuous investment program in a manner consistent with and subject to (i) the Fund’s declaration of trust and by-laws; (ii) the Fund’s investment objectives, policies, and restrictions as set forth in written documents furnished by the Fund to Manager; (iii) all securities, commodities, and tax laws and regulations applicable to the Fund; and (iv) any other written limits or directions furnished by the Trustees to Manager;

(c)        unless otherwise directed by the Trustees, to determine from time to time securities, commodities, interests or other investments to be purchased, sold, retained or lent by the Fund, and to implement those decisions, including the selection of entities with or through which such purchases, sales or loans are to be effected;

(d)        use reasonable efforts to manage the Fund so that it will qualify as a regulated investment company under subchapter M of the Internal Revenue Code of 1986, as amended;

(e)        make recommendations as to the manner in which voting rights, rights to consent to Fund action, and any other rights pertaining to the Fund shall be exercised;

(f)        make available to the Fund promptly upon request all of the Fund’s records and ledgers and any reports or information reasonably requested by the Fund;

(g)        the extent required by law, to furnish to regulatory authorities any information or reports relating to the services provided pursuant to this Agreement;

(h)        monitor the provisions of the loan agreements and any agreements with respect to participations and assignments and be responsible for recordkeeping with respect to senior loans in the Fund’s portfolio;

(i)        prepare all reports required to be sent to holders of shares of the Fund (“Shareholders”), and arrange for the printing and dissemination of such reports to Shareholders;

(j)        arrange for the dissemination to shareholders of the Fund’s proxy materials and oversee the tabulation of proxies;

(k)        negotiate the terms and conditions under which custodian services will be provided to the Fund and the fees to be paid by the Fund to its custodian (which may or may not be an affiliate of the Fund’s investment adviser), in connection therewith;

(l)        negotiate the terms and conditions under which dividend disbursing services will be provided to the Fund, and the fees to be paid by the Fund in connection therewith and review the provision of dividend disbursing services to the Fund;

(m)        determine the amounts available for distribution as dividends and distributions to be paid by the Fund to its Shareholders; prepare and arrange for the printing of dividend notices to Shareholders; and provide the Fund’s dividend disbursing agent and custodian with such information as is required for such parties to effect the payment of dividends and distributions and to implement the Fund’s dividend reinvestment plan;

(n)        make such reports and recommendations to the Board as the Board reasonably requests or deems appropriate; and

(o)        provide shareholder services to holders or potential holders of the Fund’s securities including, but not limited to, shareholder requests for information.

Except as otherwise instructed from time to time by the Trustees, with respect to execution of transactions for the Fund, Manager shall place, or arrange for the placement of, all orders for purchases, sales, or loans with issuers, brokers, dealers or other counterparts or agents selected by Manager. In connection with the selection of all such parties for the placement of all such orders, Manager shall attempt to obtain most favorable execution and price, but may nevertheless in its sole discretion as a secondary factor, purchase and sell portfolio securities from and to brokers and dealers who provide Manager with statistical, research and other information, analysis, advice, and similar services. In recognition of such services or brokerage services provided by a broker or dealer, Manager is hereby authorized to pay such broker or dealer a commission or spread in excess of that which might be charged by another broker or dealer for the same transaction if the Manager determines in good faith that the commission or spread is reasonable in relation to the value of the services so provided.

The Fund hereby authorizes any entity or person associated with Manager that is a member of a national securities exchange to effect any transaction on the exchange for the account of a Fund to the extent permitted by and in accordance with Section 11(a) of the Securities Exchange Act or 1934 and Rule 11a2-2(T) thereunder. The Fund hereby consents to the retention by such entity or person of compensation for such transactions in accordance with Rule 11a-2-2(T)(a)(iv).

Manager may, where it deems to be advisable, aggregate orders for its other customers together with any securities of the same type to be sold or purchased for the Fund in order to obtain best execution or lower brokerage commissions. In such event, Manager shall allocate the shares so purchased or sold, as well as the expenses incurred in the transaction, in a manner it considers to be equitable and fair and consistent with its fiduciary obligations to the Fund and Manager’s other customers.

Manager shall for all purposes be deemed to be an independent contractor and not an agent of the Fund and shall, unless otherwise expressly provided or authorized, have no authority to act for or represent the Fund in any way.

2.        Administrative Services. Subject to the terms of this Agreement and to the supervision and control of the Trustees, Manager shall provide to the Fund facilities, equipment, statistical and research data, clerical, accounting and bookkeeping services, internal auditing and legal services, and personnel to carry out all management services required for operation of the business and affairs of the Fund other than those services to be performed by the Fund’s Underwriter pursuant to an Underwriting Agreement, those services to be performed by the Fund’s Custodian pursuant to a Custody Agreement, those services to be performed by the Fund’s Transfer Agent pursuant to a Transfer Agency Agreement, those services to be provided pursuant to a Fund Accounting Agreement and those services normally performed by the Fund’s counsel and auditors.

3.        Use of Affiliated Companies and Subcontractors. In connection with the services to be provided by Manager under this Agreement, Manager may, to the extent it deems appropriate, and subject to compliance with the requirements of applicable laws and regulations, make use of (i) its affiliated companies and their directors, trustees, officers, and employees and (ii) subcontractors selected by Manager, provided that Manager shall supervise and remain fully responsible for the services of all such third parties in accordance with and to the extent provided by this Agreement. All costs and expenses associated with services provided by any such third parties shall be borne by Manager or such parties.

4.        Expenses Borne by the Fund. Except to the extent expressly assumed by Manager herein or under a separate agreement between the Fund and Manager and except to the extent required by law to be paid by Manager, Manager shall not be obligated to pay any costs or expenses incidental to the organization, operations or business of the Fund. Without limitation, costs and expenses for which the Manager shall have no obligation shall include but not be limited to:

(a)        all charges of depositories, custodians and other agencies for the safekeeping and servicing of the Fund’s cash, securities, and other property;

(b)        all charges for equipment or services used for obtaining price quotations or for communication between Manager or Fund and the custodian, transfer agent or any other agent selected by the Fund;

(c)        all charges for and accounting services provided to the Fund by Manager, or any other provider of such services;

(d)        all charges for services of the Fund’s independent auditors and for services to the Fund by legal counsel;

(e)        all compensation of Trustees, other than those affiliated with Manager, all expenses incurred in connection with their services to the Fund, and all expenses of meetings of the Trustees or committees thereof;

(f)        all expenses incidental to holding meetings of Shareholders, including printing and of supplying each record-date Shareholder with notice and proxy solicitation material, and all other proxy solicitation expense;

(g)        all expenses of printing of annual or more frequent revisions of the Fund’s prospectus;

(h)        all expenses related to preparing, printing and transmitting certificates representing Fund shares;

(i)        all expenses of bond and insurance coverage required by law or deemed advisable by the Trustees;

(j)        all brokers’ commissions and other normal charges incident to the purchase, sale, or lending of portfolio securities;

(k)        all taxes and governmental fees payable to Federal, state or other governmental agencies, domestic or foreign, including all stamp or other transfer taxes;

(l)        all expenses of registering and maintaining the registration of the Fund under the 1940 Act and, to the extent no exemption is available, expenses of registering Fund’s shares under the 1933 Act, of qualifying and maintaining qualification of the Fund and of the Fund’s shares for sale under securities laws of various states or other jurisdictions and of registration and qualification of the Fund under all other laws applicable to the Fund or its business activities;

(m)        all interest on indebtedness, if any, incurred by the Fund; and

(n)        all expenses in connection with the listing and trading of the Fund’s shares on a national securities exchange;

(o)        all expenses in connection with the rating, or proposed rating by any nationally recognized statistical rating organization of any security issues or proposed to be issued by the Fund; and

(p)        all fees, dues and other expenses incurred by the Fund in connection with membership of the Fund in any trade association or other investment company organization.

5.        Allocation of Expenses Borne by the Fund. Any expenses borne by the Fund that are attributable solely to the organization, operation or business of the Fund shall be paid solely out of Fund assets. Any expense borne by the Fund which is not solely attributable to the Fund, shall be apportioned in such manner as Manager determines is fair and appropriate, or as otherwise specified by the Board of Trustees.

6.        Expenses Borne by Manager. Manager at its own expense shall furnish all executive and other personnel, office space, and office facilities required to render the investment management and administrative services set forth in this Agreement.

In the event that Manager pays or assumes any expenses of the Fund not required to be paid or assumed by Manager under this Agreement, Manager shall not be obligated hereby to pay or assume the same or similar expense in the future; provided that nothing contained herein shall be deemed to relieve Manager of any obligation to the Fund under any separate agreement or arrangement between the parties.

7.        Management Fee. For the services rendered, facilities provided, and charges assumed and paid by Manager hereunder, the Fund shall pay to Manager out of the assets of the Fund fees at the annual rate as set forth in Schedule A to this Agreement. The management fee shall accrue on each calendar day, and shall be payable monthly on the first business day of the next succeeding calendar month. The daily fee accrual shall be computed by multiplying the fraction of one divided by the number of days in the calendar year by the applicable annual rate of fee, and multiplying this product by the Managed Assets of the Fund, as of the close of business on the last preceding business day on which the Fund’s net asset value was determined. For purposes of calculation of the management fee, the Fund’s Managed Assets shall mean the daily gross asset value of the Fund, minus the sum of (i) the Fund’s accrued and unpaid dividends on any outstanding preferred shares of beneficial interest of the Fund (“Preferred Shares”) and (ii) accrued liabilities (other than the amount of any borrowings incurred, commercial paper or notes issued by the Fund and liquidation preference of any outstanding Preferred Shares), using the values determined in the manner established by the Trustees.

8.        Non-Exclusivity. The services of Manager to the Fund hereunder are not to be deemed exclusive and Manager shall be free to render similar services to others.

9.        Retention of Sub-Adviser. Subject to obtaining the initial and periodic approvals required under Section 15 of the 1940 Act, Manager may retain one or more sub-advisers at Manager’s own cost and expense for the purpose of furnishing one or more of the services described in Section 1 hereof with respect to Trust or one or more Funds. Retention of a sub-adviser shall in no way reduce the responsibilities or obligations of Manager under this Agreement, and Manager shall be responsible to Trust and its Funds for all acts or omissions of any sub-adviser in connection with the performance or Manager’s duties hereunder.

10.        Standard of Care. The Manager shall not be liable for any loss sustained by reason of the purchase, sale or retention of any security, whether or not such purchase, sale or retention shall have been based upon the investigation and research made by any other individual, firm or corporation, if such recommendation shall have been selected with due care and in good faith, except loss resulting from willful misfeasance, bad faith, or gross negligence on the part of the Manager in the performance of its obligations and duties, or by reason of its reckless disregard of its obligations and duties under this Agreement.

11.        Amendment. This Agreement may not be amended as to the Fund without the affirmative votes (a) of a majority of the Board of Trustees, including a majority of those Trustees who are not “interested persons” of the Fund or of Manager, voting in person at a meeting called for the purpose of voting on such approval, and (b) of a “majority of the outstanding shares” of the Fund. The terms “interested persons” and “vote of a majority of the outstanding shares” shall be construed in accordance with their respective definitions in the 1940 Act and, with respect to the latter term, in accordance with Rule 18f-2 under the 1940 Act.

12.        Effective Date and Termination. This Agreement shall become effective as of the effective date for the Fund specified in Schedule A hereto. This Agreement may be terminated at any time, without payment of any penalty, by the Board of Trustees of the Fund, or by a vote of a majority of the outstanding shares, upon at least sixty (60) days’ written notice to Manager. This Agreement may be terminated by Manager at any time upon at least sixty (60) days’ written notice to the Fund. This Agreement shall terminate automatically in the event of its “assignment” (as defined in the 1940 Act). Unless terminated as hereinbefore provided, this Agreement shall continue in effect for an initial period of one (1) year from the effective date applicable to the Fund specified in Schedule A and thereafter from year to year only so long as such continuance is specifically approved with respect to the Fund at least annually by the Board of Trustees, in the manner required by the Investment Company Act of 1940 or by a “vote of a majority of the outstanding shares” of the Fund.

13.        Ownership of Records; Interparty Reporting. All records required to be maintained and preserved by the Fund pursuant to the provisions of rules or regulations of the Securities and Exchange Commission under Section 31(a) of the 1940 Act or other applicable laws or regulations which are maintained and preserved by Manager on behalf of the Fund and any other records the parties mutually agree shall be maintained by Manager on behalf of the Fund are the property of the Fund and shall be surrendered by Manager promptly on request by the Fund; provided that Manager may at its own expense make and retain copies of any such records.

The Fund shall furnish or otherwise make available to Manager such copies of the financial statements, proxy statements, reports, and other information relating to the business and affairs of the Fund as Manager may, at any time or from time to time, reasonably require in order to discharge its obligations under this Agreement.

Manager shall prepare and furnish to the Fund statistical data and other information in such form and at such intervals as the Fund may reasonably request.

14.        Non-Liability of Trustees and Shareholders. Any obligation of the Fund hereunder shall be binding only upon the assets of the Fund and shall not be binding upon any Trustee, officer, employee, agent or Shareholder of the Fund. Neither the authorization of any action by the Trustees or Shareholders of the Fund nor the execution of this Agreement on behalf of the Fund shall impose any liability upon any Trustee or any Shareholder.

15.        Use of Manager’s Name. The Fund may use the name “[FUND]” or any other name derived from the name “Nuveen” only for so long as this Agreement or any extension, renewal, or amendment hereof remains in effect, including any similar agreement with any organization which shall have succeeded to the business of Manager as investment adviser. At such time as this Agreement or any extension, renewal or amendment hereof, or such other similar agreement shall no longer be in effect, the Fund will cease to use any name derived from the name “Nuveen” or otherwise connected with Manager, or with any organization which shall have succeeded to Manager’s business as investment adviser.

16.        References and Headings. In this Agreement and in any such amendment, references to this Agreement and all expressions such as “herein,” “hereof,” and “hereunder’” shall be deemed to refer to this Agreement as amended or affected by any such amendments. Headings are placed herein for convenience of reference only and shall not be taken as a part hereof or control or affect the meaning, construction, or effect of this Agreement. This Agreement may be executed in any number of counterparts, each of which shall be deemed an original.

Dated:

[FUND]

ATTEST	By
Vice President

NUVEEN FUND ADVISORS, LLC

ATTEST	By
Managing Director

[FUND]

MANAGEMENT AGREEMENT

SCHEDULE A

The Fund subject to this Agreement, the effective date and initial term is as follows:

FUND	EFFECTIVE DATE	INITIAL TERM

Compensation pursuant to Section 7 of this Agreement shall be calculated in accordance with the following schedule applicable to the Managed Assets of the Fund:

A.        The Fund Level Fee shall be computed by applying the following annual rate:

[         ]

B.        The Complex-Level Fee for the Fund shall be computed by applying the Complex-Level Fee Rate, expressed as a daily equivalent, to the average total daily managed assets of the Fund. The Complex-Level Fee Rate shall be determined based upon the total daily net assets of all Eligible Funds, as defined below (with such daily net assets to include — in the case of Eligible Funds whose advisory fees are calculated by reference to net assets that include net assets attributable to preferred stock issued by or borrowings by the Eligible Fund — such leveraging net assets), pursuant to the annual fee schedule shown below in this section, with the following exclusions (as adjusted, “Complex-Level Assets”):

(i)        in the case of Eligible Funds that invest in other Eligible Funds (“Funds of Funds”), that portion of the net assets of such Funds of Funds attributable to investments in such other Eligible Funds; and

(ii)        that portion of the net assets of each Eligible Fund comprising the daily “Fund Asset Limit Amount” (as defined below).

The Complex-Level Fee Rate shall be calculated in such a manner that it results in the effective rate at the specified Complex-Level Asset amounts shown in the following annual fee schedule:

Complex-Level Asset Breakpoint Level ($ million)	Effective Rate at Breakpoint Level (%)
55,000	0.2000
56,000	0.1996
57,000	0.1989
60,000	0.1961
63,000	0.1931
66,000	0.1900
71,000	0.1851
76,000	0.1806
80,000	0.1773
91,000	0.1691
125,000	0.1599
200,000	0.1505
250,000	0.1469
300,000	0.1445

C.        “Eligible Funds,” for purposes of the Agreement, shall mean all Nuveen-branded closed-end and open-end registered investment companies organized in the United States. Any open-end or closed-end funds that subsequently become a Nuveen-branded fund because either (a) Nuveen Investments, Inc. or its affiliates acquire the investment adviser to such funds (or the adviser’s parent), or (b) Nuveen Investments, Inc. or its affiliates acquire the fund’s adviser’s rights under the management agreement for such fund (in either case, such acquisition an “Acquisition” and such fund an “Acquired Fund”), will be evaluated by both Nuveen management and the Nuveen Funds’ Board, on a case-by-case basis, as to whether or not the assets of such Acquired Funds would be included in Complex-Level Assets and, if so, whether there would be a basis for any adjustments to the complex-level breakpoint schedule and/or its application.

D.        The “Fund Asset Limit Amount” as of any calculation date shall for each Fund be equal to the lesser of (i) the Initial Fund Asset Limit Amount (defined below), and (ii) the Eligible Fund’s current net assets. The “Initial Fund Asset Limit Amount” for an Eligible Fund shall be determined as follows:

i.        In the case of Nuveen-branded Funds that qualified as Eligible Funds on or prior to June 30, 2010, as well as Eligible Funds launched thereafter that are not Acquired Funds, the Initial Fund Asset Limit Amount shall be equal to zero, except to extent that such Fund may later participate in a subsequent Fund consolidation as described in (iii) below;

ii.        In the case of Acquired Funds, the Initial Fund Asset Limit Amount is equal to the product of (i) 1 minus the Aggregate Eligible Asset Percentage (defined below), and (ii) an Acquired Fund’s net assets as of the effective date of such Fund’s Acquisition; and

iii.        In the event of a consolidation or merger of one or more Eligible Funds, the Initial Fund Asset Limit Amount of the combined fund will be equal to the sum of the Initial Fund Asset Limit Amounts of each individual Eligible Fund.

E.        Following are additional definitions of terms used above:

i.        “Acquisition Assets”: With respect to an Acquisition, the aggregate net assets as of the effective date of such Acquisition of all Acquired Funds.

ii.        “Aggregate Eligible Asset Amount”: With respect to an Acquisition, that portion of the aggregate net assets of Acquired Funds as of the effective date of such Acquisition that is included in Complex-Level Assets. With respect to the series of First American Investment Funds, Inc. that became Acquired Funds as of December 31, 2010, the Aggregate Eligible Asset Amount is $2 billion.

iii.        “Aggregate Eligible Asset Percentage”: The ratio of the Aggregate Eligible Asset Amount to Acquisition Assets.

F.        For the month and year in which this Agreement becomes effective, or terminates, there shall be an appropriate proration on the basis of the number of days that the Agreement shall have been in effect during the month and year, respectively. The services of the Adviser to the Fund under this Agreement are not to be deemed exclusive, and the Adviser shall be free to render similar services or other services to others so long as its services hereunder are not impaired thereby.

Appendix N

FORM OF INVESTMENT SUB-ADVISORY AGREEMENT

(JPI, JPC, JTP, JHP, JPS, JFR, JRO, JSD, JPW, JQC, NSL, JMLP)

AGREEMENT effective as of this [    ] day of [                    ] by and between Nuveen Fund Advisors, LLC, a Delaware limited liability company and a registered investment adviser (“Manager”), and [NAME OF SUB-ADVISER], a [STATE OF ORGANIZATION] [FORM OF ORGANIZATION] and a federally registered investment adviser (“Sub-Adviser”).

WHEREAS, Manager serves as the investment manager for the [NAME OF FUND] (the “Fund”), a closed-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”) pursuant to an Investment Management Agreement between Manager and the Fund (as such agreement may be modified from time to time, the “Management Agreement”); and

WHEREAS, Manager desires to retain Sub-Adviser as its agent to furnish investment advisory services [for a certain designated portion of] the Fund[’s investment portfolio], upon the terms and conditions hereafter set forth;

NOW, THEREFORE, in consideration of the mutual covenants herein contained, the parties hereto agree as follows:

1.        Appointment. Manager hereby appoints Sub-Adviser to provide certain sub-investment advisory services to the Fund for the period and on the terms set forth in this Agreement. Sub-Adviser accepts such appointment and agrees to furnish the services herein set forth for the compensation herein provided.

2.        Services to be Performed. Subject always to the supervision of Fund’s Board of Trustees and the Manager, Sub-Adviser will furnish an investment program in respect of, make investment decisions for, and place all orders for the purchase and sale of securities for the [Fund]/[portion of the Fund’s investment portfolio allocated to the Sub-Adviser by the Manager], all on behalf of the Fund. In the performance of its duties, Sub-Adviser will satisfy its fiduciary duties to the Fund, will monitor the Fund’s investments, and will comply with the provisions of the Fund’s Declaration of Trust and By-laws, as amended from time to time, and the stated investment objectives, policies and restrictions of the Fund. Manager will provide Sub-Adviser with current copies of the Fund’s Declaration of Trust, By-laws, prospectus and any amendments thereto, and any objectives, policies or limitations not appearing therein as they may be relevant to Sub-Adviser’s performance under this Agreement. Sub-Adviser and Manager will each make its officers and employees available to the other from time to time at reasonable times to review investment policies of the Fund and to consult with each other regarding the investment affairs of the Fund. Sub-Adviser will report to the Board of Trustees and to Manager with respect to the implementation of such program.

[JPI, JPC, JFR, JRO, JSD, JPW, JQC, JMLP: The Sub-Adviser will vote all proxies solicited by or with respect to the issuers of securities which assets of the Fund’s investment portfolio allocated by the Manager to the Sub-Adviser are invested, consistent with its proxy voting guidelines and based upon the best interests of the Fund. The Sub-Adviser will maintain appropriate records detailing its voting of proxies on behalf of the Fund and upon reasonable request will provide a report setting forth the proposals voted on and how the Fund’s shares were voted, including the name of the corresponding issuers.]

Sub-Adviser is authorized to select the brokers or dealers that will execute the purchases and sales of portfolio securities for the Fund, and is directed to use its [commercially reasonable] [NSL: best] efforts to obtain best execution, which includes most favorable net results and execution of the Fund’s orders, taking into account all appropriate factors, including price, dealer spread or commission, size and difficulty of the transaction and research or other services provided. Sub-Adviser may select itself as a broker, in an agency capacity, to execute transactions in portfolio securities for the Fund in accordance with policies and procedures adopted by the Fund’s Board of Trustees from time to time. It is understood that the Sub-Adviser will not be deemed to have acted unlawfully, or to have breached a fiduciary duty to the Fund, or be in breach of any obligation owing to the Fund under this Agreement, or otherwise, solely by reason of its having caused the Fund to pay a member of a securities exchange, a broker or a dealer (including the Sub-Adviser’s internal broker-dealer) a commission for effecting a securities transaction for the Fund in excess of the amount of commission another member of an exchange, broker or dealer would have charged if the Sub-Adviser determined in good faith that the commission paid was reasonable in relation to the brokerage or research services provided by such member, broker or dealer, viewed in terms of that particular transaction or the Sub-Adviser’s overall responsibilities with respect to its accounts, including the Fund, as to which it exercises investment discretion. In addition, if in the judgment of the Sub-Adviser, the Fund would be benefited by supplemental services, the Sub-Adviser is authorized to pay spreads or commissions to brokers or dealers furnishing such services in excess of spreads or commissions that another broker or dealer may charge for the same transaction, provided that the Sub-Adviser determined in good faith that the commission or spread paid was reasonable in relation to the services provided. The Sub-Adviser will properly communicate to the officers and trustees of the Fund such information relating to transactions for the Fund as they may reasonably request. In no instance will portfolio securities be purchased from or sold to the Manager, Sub-Adviser or any affiliated person of either the Fund, Manager, or Sub-Adviser, except as may be permitted under the 1940 Act;

Sub-Adviser further agrees that it:

(a)	will use the same degree of skill and care in providing such services as it uses in providing services to fiduciary accounts for which it has investment responsibilities;

(b)	will conform to all applicable Rules and Regulations of the Securities and Exchange Commission in all material respects and in addition will conduct its activities under this Agreement in accordance with any applicable regulations of any governmental authority pertaining to its investment advisory activities;

(c)	will report regularly to Manager and to the Board of Trustees of the Fund and will make appropriate persons available for the purpose of reviewing with representatives of Manager and the Board of Trustees on a regular basis at reasonable times the management of the Fund, including, without limitation, review of the general investment strategies of the Fund with respect to [the portion of the Fund’s portfolio allocated to the Sub-Adviser], the performance of the Fund’s investment portfolio [allocated to the Sub-Adviser] in relation to standard industry indices and general conditions affecting the marketplace and will provide various other reports from time to time as reasonably requested by Manager; and

(d)	[JPI, JPC, JFR, JRO, JSD, JPW, JQC, JMLP: will monitor the pricing of portfolio securities, and events relating to the issuers of those securities and the markets in which the securities trade in the ordinary course of managing the portfolio securities of the Fund, and will notify Manager promptly of any issuer-specific or market events or other situations that occur (particularly those that may occur after the close of a foreign market in which the securities may primarily trade but before the time at which the Fund’s securities are priced on a given day) that may materially impact the pricing of one or more securities in Sub-Adviser’s portion of the portfolio. In addition, Sub-Adviser will assist Manager in evaluating the impact that such an event may have on the net asset value of the Fund and in determining a recommended fair value of the affected security or securities; and]

(e)	will prepare such books and records with respect to the Fund’s securities transactions [for the portion of the Fund’s investment portfolio allocated to the Sub-Adviser] as requested by the Manager and will furnish Manager and Fund’s Board of Trustees such periodic and special reports as the Board or Manager may reasonably request.

[JMLP:

3. Representations of the Sub-Adviser. The Sub-Adviser hereby represents that it:

(a)	is registered as an investment adviser under the Investment Advisers Act of 1940, as amended (the “Advisers Act”), and will continue to be so registered for so long as this Agreement remains in effect;

(b)	is not prohibited by the 1940 Act or the Advisers Act from performing investment advisory services for the Fund;

(c)	has met, and will continue to meet for so long as this Agreement remains in effect, any applicable federal or state requirements and any applicable requirements of any regulatory or industry self-regulatory agency which are necessary to be met in order to perform investment advisory services for the Fund; and

(d)	will immediately notify the Adviser of the occurrence of any event that would disqualify the Sub-Adviser from serving as an investment adviser of an investment company pursuant to Section 9(a) of the 1940 Act or otherwise.]

3.        Expenses. During the term of this Agreement, Sub-Adviser will pay all expenses incurred by it in connection with its activities under this Agreement other than the cost of securities (including brokerage commissions, if any) purchased for the Fund

4.        Compensation. For the services provided and the expenses assumed pursuant to this Agreement, Manager will pay the Sub-Adviser, and the Sub-Adviser agrees to accept as full compensation therefor, a portfolio management fee equal to the percentage of the investment management fee payable by the Fund to the Manager with respect to the Sub-Adviser’s allocation of Fund average daily net assets (including net assets attributable to any preferred shares and the principal amount of borrowings pursuant to the Management Agreement), [as the net amount of such fee is reduced by the obligation of Manager to reimburse certain fees and expenses to the Fund pursuant to an Expense Reimbursement Agreement of even date herewith by and between the Fund and the Manager, as such agreement may be modified from time to time]:

Average Daily Net Assets	Percentage of Management Fee

The portfolio management fee shall accrue on each calendar day, and shall be payable monthly on the first business day of the next succeeding calendar month. The daily fee accrual shall be computed by multiplying the fraction of one divided by the number of days in the calendar year by the applicable annual rate of fee, and multiplying this product by the net assets of the Fund allocated to the Sub-Adviser, determined in the manner established by the Fund’s Board of Trustees, as of the close of business on the last preceding business day on which the Fund’s net asset value was determined.

For the month and year in which this Agreement becomes effective or terminates, there shall be an appropriate proration on the basis of the number of days that the Agreement is in effect during the month and year, respectively.

[ALL FUNDS EXCEPT NSL, JSD, JMLP: Manager shall not agree to amend the financial terms of the Expense Reimbursement Agreement or the Management Agreement to the detriment of the Sub-Adviser by operation of this Section 4 without the express written consent of the Sub-Adviser.

5.        Services to Others. Manager understands, and has advised Fund’s Board of Trustees, that Sub-Adviser now acts, or may in the future act, as an investment adviser to fiduciary and other managed accounts, and as investment adviser or sub-investment adviser to one or more other investment companies that are not a series of the Fund, provided that whenever the Fund and one or more other investment advisory clients of Sub-Adviser have available funds for investment, investments suitable and appropriate for each will be allocated in a manner believed by Sub-Adviser to be equitable to each. Manager recognizes, and has advised Fund’s Board of Trustees, that in some cases this procedure may adversely affect the size of the position that the Fund may obtain in a particular security. It is further agreed that, on occasions when the Sub-Adviser deems the purchase or sale of a security to be in the best interests of the Fund as well as other accounts, it may, to the extent permitted by applicable law, but will not be obligated to, aggregate the securities to be so sold or purchased for the Fund with those to be sold or purchased for other accounts in order to obtain favorable execution and lower brokerage commissions. In addition, Manager understands, and has advised Fund’s Board of Trustees, that the persons employed by Sub-Adviser to assist in Sub-Adviser’s duties under this Agreement will not devote their full such efforts and service to the Fund. It is also agreed that the Sub-Adviser may use any supplemental research obtained for the benefit of the Fund in providing investment advice to its other investment advisory accounts or for managing its own accounts.

6.        Limitation of Liability. The Sub-Adviser shall not be liable for, and Manager will not take any action against the Sub-Adviser to hold Sub-Adviser liable for, any error of judgment or mistake of law or for any loss suffered by the Fund (including, without limitation, by reason of the purchase, sale or retention of any security) in connection with the performance of the Sub-Adviser’s duties under this Agreement, except for a loss resulting from willful misfeasance, bad faith or gross negligence on the part of the Sub-Adviser in the performance of its duties under this Agreement, or by reason of its reckless disregard of its obligations and duties under this Agreement.

7.        Term; Termination; Amendment. This Agreement shall become effective with respect to the Fund as of the date hereof and shall remain in full force until [August 1, 2015] unless sooner terminated as hereinafter provided. This Agreement shall continue in force from year to year thereafter with respect to the Fund, but only as long as such continuance is specifically approved for the Fund at least annually in the manner required by the 1940 Act and the rules and regulations thereunder; provided, however, that if the continuation of this Agreement is not approved for the Fund, the Sub-Adviser may continue to serve in such capacity for the Fund in the manner and to the extent permitted by the 1940 Act and the rules and regulations thereunder.

This Agreement shall automatically terminate in the event of its assignment and may be terminated at any time without the payment of any penalty by the Manager on no less than sixty (60) days’ written notice to the Sub-Adviser. [ALL FUNDS EXCEPT JQC: This Agreement may be terminated by the Sub-Adviser without payment of any penalty on no less than sixty (60) days’ prior written notice to the Manager.] This Agreement may also be terminated by the Fund with respect to the Fund by action of the Board of Trustees or by a vote of a majority of the outstanding voting securities of such Fund on no less than sixty (60) days’ written notice to the Sub-Adviser by the Fund.

This Agreement may be terminated with respect to the Fund at any time without the payment of any penalty by the Manager, the Board of Trustees or by vote of a majority of the outstanding voting securities of the Fund in the event that it shall have been established by a court of competent jurisdiction that the Sub-Adviser or any officer or director of the Sub-Adviser has taken any action that results in a breach of the covenants of the Sub-Adviser set forth herein.

The terms “assignment” and “vote of a majority of the outstanding voting securities” shall have the meanings set forth in the 1940 Act and the rules and regulations thereunder.

Termination of this Agreement shall not affect the right of the Sub-Adviser to receive payments on any unpaid balance of the compensation described in Section 4 earned prior to such termination. [ALL FUNDS EXCEPT JMLP: This Agreement shall automatically terminate in the event the Management Agreement between the Manager and the Fund is terminated, assigned or not renewed.]

[JMLP:

8.        ARI Name. The Fund shall furnish to the Sub-Adviser all prospectuses, proxy statements, reports to shareholders, sales literature or other material prepared for distribution which refers to the Sub-Adviser by name prior to the use thereof. The Fund shall not use any such materials if the Sub-Adviser reasonably objects to such use. This paragraph shall survive the termination of this Agreement.]

8.        Notice. Any notice under this Agreement shall be in writing, addressed and delivered or mailed, postage prepaid, to the other party

If to the Manager:	If to the Sub-Adviser:

Nuveen Fund Advisors, LLC	[NAME]
333 West Wacker Drive	[ADDRESS]
Chicago, Illinois 60606	[ADDRESS]

With a copy to:	With a copy to:

Nuveen Investments, Inc.
333 West Wacker Drive
Chicago, Illinois 60606

or such address as such party may designate for the receipt of such notice.

9.        Limitations on Liability. All parties hereto are expressly put on notice of the Fund’s Agreement and Declaration of Trust and all amendments thereto, a copy of which is on file with the Secretary of the Commonwealth of Massachusetts, and the limitation of shareholder and trustee liability contained therein. The obligations of the Fund entered in the name or on behalf thereof by any of the Trustees, representatives or agents are made not individually but only in such capacities and are not binding upon any of the Trustees, officers, or shareholders of the Fund individually but are binding upon only the assets and property of the Fund, and persons dealing with the Fund must look solely to the assets of the Fund and those assets belonging to the subject Fund, for the enforcement of any claims.

10.        Miscellaneous. The captions in this Agreement are included for convenience of reference only and in no way define or delimit any of the provisions hereof or otherwise affect their construction or effect. If any provision of this Agreement is held or made invalid by a court decision, statute, rule or otherwise, the remainder of this Agreement will not be affected thereby. This Agreement will be binding upon and shall inure to the benefit of the parties hereto and their respective successors.

11.         Applicable Law. This Agreement shall be construed in accordance with applicable federal law and (except as to Section 9 hereof which shall be construed in accordance with the laws of Massachusetts) the laws of the State of Illinois.

IN WITNESS WHEREOF, the Manager and the Sub-Adviser have caused this Agreement to be executed as of the day and year first above written.

NUVEEN FUND ADVISORS, LLC, a Delaware limited liability company By: Title:	[NAME OF SUB-ADVISER], a [STATE OF ORGANIZATION] [FORM OF ORGANIZATION] By: Title: Managing Director

FORM OF INVESTMENT SUB-ADVISORY AGREEMENT

(NID, NIQ, NMY, NOM, NPV, NNC, NTC, NKG, NAN, NXK, NNP)

THIS AGREEMENT is made as of the [ ] day of [ ], between Nuveen Fund Advisors, LLC, a Delaware limited liability company (the “Adviser”), and Nuveen Asset Management, LLC a Delaware limited liability company (the “Sub-Adviser” and with the Adviser, a “Party” or “Parties”).

WHEREAS, the Adviser acts as the investment adviser for each of the closed-end management investment companies registered under the Investment Company Act of 1940, as amended (the “1940 Act”) listed on Appendix A (each a “Fund” and collectively, the “Funds”), ,pursuant to investment advisory agreements between the Adviser and each Fund (the “Advisory Agreement”);

WHEREAS, the Adviser desires to retain the Sub-Adviser to furnish investment advisory services for each Fund, upon the terms and conditions hereafter set forth;

NOW, THEREFORE, in consideration of the foregoing and of the mutual covenants contained herein, the parties agree as follows:

1.        Appointment of Sub-Adviser. The Adviser desires to engage and hereby appoints the Sub-Adviser to provide certain sub-investment advisory services to each Fund for the period and on the terms set forth in this Agreement. The Sub-Adviser accepts the appointment and agrees to furnish the services described herein for the compensation set forth below.

2.        Duties of Sub-Adviser. The Sub-Adviser is hereby employed and authorized to conduct a continual program of investment, evaluation and, if appropriate, sale and reinvestment of the assets in each Fund. In connection therewith, the Sub-Adviser will (a) make investment decisions for the Fund; (b) place purchase and sale orders for portfolio transactions in the Fund; (c) employ professional portfolio managers and securities analysts to provide research services relating to the Fund; (d) employ qualified personnel to assist in the supervision of the Fund’s investment program and to monitor the level of risk incurred by the Fund in connection with its investment program; (e) provide input requested by the Adviser with respect to the possible forms and levels of leverage employed by the Fund, and help monitor the Fund’s compliance with leverage limits imposed under the 1940 Act; (f) provide assistance in connection with determining dividend and distribution levels for the Fund and preparing and reviewing dividend and distribution notices to shareholders; and (g) discuss with the Adviser, and take into account, tax issues arising in connection with management of the Fund’s portfolio. Subject to the supervision of each Fund’s Board of Directors (the “Board”) and the Adviser, the Sub-Adviser will manage the assets in each Fund in accordance with (a) the Fund’s investment objective(s), policies and restrictions, to the extent the Sub-Adviser has been notified of such objectives, policies and restrictions, (b) the Charter Documents (as such term is defined below) of the Fund, to the extent that they have been provided to the Sub-Adviser, and (c) applicable laws and regulations.

The Adviser has furnished to the Sub-Adviser each Fund’s compliance procedures pursuant to Rules 10f-3, 17a-7, and 17e-1 under the 1940 Act (collectively, the “Compliance Procedures”), the Articles of Incorporation or Declaration of Trust and Bylaws of each Fund, each as amended to date (the “Charter Documents”), and each Fund’s investment objective(s), policies and restrictions. The Adviser agrees, on an ongoing basis, to provide to the Sub-Adviser, as promptly as practicable, copies of all amendments and supplements to the Compliance Procedures, all amendments to the Charter Documents and all revisions to a Fund’s investment objective(s), policies and restrictions.

3.        Brokerage. In selecting brokers or dealers to execute transactions on behalf of a Fund, the Sub-Adviser will seek the best overall terms available. In assessing the best overall terms available for any transaction, the Sub-Adviser will consider factors it deems relevant, including, without limitation, the breadth of the market in the security, the price of the security, the financial condition and execution capability of the broker or dealer and the reasonableness of the commission, if any, for the specific transaction and on a continuing basis. In selecting brokers or dealers to execute a particular transaction, and in evaluating the best overall terms available, the Sub-Adviser is authorized to consider brokerage and research services (within the meaning of Section 28(e) of the Securities Exchange Act of 1934, as amended). The Sub-Adviser will not execute any portfolio transactions with a broker or dealer which is an “affiliated person” (as defined in the 1940 Act) of the Sub-Adviser or the Adviser, except pursuant to the any 17e-1 Policies and Procedures for affiliated brokerage transactions that have been approved by Board for such Fund. The Adviser will provide the Sub-Adviser with a list of brokers and dealers that are “affiliated persons” of the Adviser.

4.        Proxy Voting. The Sub-Adviser shall vote all proxies with respect to securities held in a Fund in accordance with the Sub-Adviser’s proxy voting guidelines and procedures in effect from time to time. In the event material changes are made to such proxy voting guidelines, the Sub-Adviser agrees to provide the Adviser with a copy of the revised proxy voting guidelines. The Adviser agrees to instruct each Fund’s custodian to forward all proxy materials and related shareholder communications to the Sub-Adviser promptly upon receipt. The Sub-Adviser agrees to promptly inform the Adviser and any Fund of any conflict of interest of which the Sub-Adviser is aware that the Sub-Adviser has in voting proxies with respect to securities held in such Fund. The Sub-Adviser shall not be liable with regard to voting of proxies or other corporate actions if the proxy materials and related communications are not received in a timely manner.

5.        Information Provided to the Adviser.

(a)	The Sub-Adviser will keep the Adviser informed of developments materially affecting any Fund and will, on its own initiative, furnish the Adviser from time to time with whatever information the Sub-Adviser believes is appropriate for this purpose.

(b)	The Sub-Adviser will confer with the Adviser as the Adviser may reasonably request regarding the investment and management of each Fund. The Sub-Adviser will not be required to advise the Adviser or act for the Adviser or any Fund in any legal proceedings, including bankruptcies or class actions, involving securities in any Fund or the issuers of the securities.

(c)	The Sub-Adviser agrees to comply with all reporting requirements that the Board or the Adviser reasonably adopt and communicate to the Sub-Adviser in writing, including reporting requirements related to performance of any Fund, brokerage practices, and proxy voting.

(d)	The Sub-Adviser will monitor the pricing of portfolio securities, and events relating to the issuers of those securities and the markets in which the securities trade in the ordinary course of managing the portfolio securities of each Fund, and will notify the Adviser promptly of any issuer-specific or market events or other situations that occur that may materially impact the pricing of one or more securities in such Fund. In addition, upon the request of Adviser, the Sub-Adviser will assist the Adviser in evaluating the impact that such an event may have on the net asset value of a Fund and in determining a recommended fair value of the affected security or securities. Sub-Adviser shall not be liable for any valuation determined or adopted by any Fund, unless such determination is made based upon information provided by the Sub-Adviser that is materially incorrect or incomplete as a result of the Sub-Adviser’s gross negligence.

(e)	The Sub-Adviser has provided the Adviser with a true and complete copy of its compliance policies and procedures that are reasonably designed to prevent violations of the “federal securities laws” (as such term is defined in Rule 38a-1 under the 1940 Act) and Rule 206(4)-7 under the Investment Advisers Act of 1940, as amended (the “Advisers Act”) (the “Sub-Adviser Compliance Policies”). The Sub-Adviser’s chief compliance officer (the “Sub-Adviser CCO”) shall provide to the Fund’s chief compliance officer (the “Fund CCO”) or his or her delegate, promptly (and in no event more than 10 business days) after the occurrence of the triggering event, the following:

(i)	a report of any material changes to the Sub-Adviser Compliance Policies;

(ii)	a report of any “material compliance matters,” as defined by Rule 38a-1 under the 1940 Act, that have occurred in connection with the Sub-Adviser Compliance Policies;

(iii)	a copy of a summary of the Sub-Adviser CCO’s report with respect to the annual review of the Sub-Adviser Compliance Policies pursuant to Rule 206(4)-7 under the Advisers Act; and

(iv)	an annual (or more frequently as the Fund CCO may request) certification regarding the Sub-Adviser’s compliance with Rule 206(4)-7 under the Advisers Act and Section 38a-1 under the 1940 Act as well as the foregoing sub-paragraphs (i) — (iii).

(f)	The Sub-Adviser will timely notify the Adviser of any material violations by the Sub-Adviser of a Fund’s investment policies or restrictions or any applicable law or regulation.

6.        Standard of Care. The Sub-Adviser shall exercise its best judgment in rendering the services described in paragraphs 2, 3 and 4 above. The Sub-Adviser shall not be liable for any error of judgment or mistake of law or for any loss suffered by any Fund or the Adviser in connection with the matters to which this Agreement relates, except a loss resulting from willful misfeasance, bad faith or gross negligence on the Sub-Adviser’s part in the performance of its duties or from reckless disregard by the Sub-Adviser of its obligations and duties under this Agreement (each such act or omission shall be referred to as “Disqualifying Conduct”). Neither the Sub-Adviser nor its members, partners, officers, employees and agents shall be liable to the Adviser, any Fund, any Fund’s shareholders or any other person (a) for the acts, omissions, errors of judgment or mistakes of law of any other fiduciary or other person with respect to a Fund or (b) for any failure or delay in performance of the Sub-Adviser’s obligations under this Agreement arising out of or caused, directly or indirectly, by circumstances beyond its reasonable control, including, without limitation, acts of civil or military authority, national emergencies, labor difficulties, fire, mechanical breakdowns, flood or catastrophe, acts of God, insurrection, war, riots or failure of the mails, transportation, communication or power supply.

The Sub-Adviser does not guarantee the future performance of any Fund or any specific level of performance, the success of any investment decision or strategy that the Sub-Adviser may use, or the success of the Sub-Adviser’s overall management of a Fund. The Adviser understands that investment decisions made for a Fund by the Sub-Adviser are subject to various market, currency, economic, political and business risks, and that those investment decisions will not always be profitable.

7.        Compensation. In consideration of the services rendered pursuant to this Agreement, the Adviser will pay the Sub-Adviser on the fifth business day of each month a fee equal to the percentage allocation of the fees (net of applicable breakpoints, waivers and reimbursements) paid by each Fund to the Adviser under the Advisory Agreement for such Fund as set forth in Appendix A. The fee for the period from the date of this Agreement to the end of the calendar month shall be prorated according to the proportion that such period bears to the full monthly period. Upon any termination of this Agreement before the end of a month, the fee for such part of that month shall be prorated according to the proportion that such period bears to the full monthly period and shall be payable upon the date of termination of this Agreement.

8.        Expenses. The Sub-Adviser will bear all of its expenses in connection with the performance of its services under this Agreement. All other expenses to be incurred in the operation of a Fund will be borne by such Fund, except to the extent specifically assumed by the Adviser or Sub-Adviser. The expenses to be borne by a Fund include, by way of example, but not by way of limitation, (a) brokerage and commission expenses; (b) Federal, state, local and foreign taxes, including issue and transfer taxes incurred by or levied on the Fund; (c) interest charges on borrowings; (d) the Fund’s organizational and offering expenses; (e) fees and expenses of registering the Fund’s shares under the appropriate Federal securities laws and qualifying the Fund’s shares under applicable state securities laws; (f) fees and expenses of listing and maintaining the listing of the Fund’s shares on the principal securities exchanges where listed, or, if the Fund’s shares are not so listed, fees and expenses of listing and maintaining the quotation of the Fund’s shares on the principal securities market where traded; (g) expenses of printing and distributing reports to shareholders; (h) expenses of shareholders’ meetings and proxy solicitation; (i) charges and expenses of the Fund’s administrator, custodian and registrar, transfer agent and dividend disbursing agent; (j) compensation of the Fund’s officers, directors and employees that are not affiliated persons or interested persons (as defined in Section 2(a)(19) of the 1940 Act and the rules, regulations and releases relating thereto) of the Adviser or Sub-Adviser; (k) legal and auditing expenses; (l) cost of certificates representing shares of the Fund; (m) costs of stationery and supplies; (n) insurance expenses; and (o) association membership dues.

9.        Services to Other Companies or Accounts. The Adviser understands that the Sub-Adviser now acts, will continue to act and may act in the future as investment adviser to fiduciary and other managed accounts and as investment adviser to other investment companies, and the Adviser has no objection to the Sub-Adviser so acting, provided that whenever a Fund and one or more other accounts or investment companies advised by the Sub-Adviser have available funds for investment, investments suitable and appropriate for each will be allocated in accordance with a methodology believed to be equitable to each entity. The Sub-Adviser agrees to similarly allocate opportunities to sell securities. The Adviser recognizes that, in some cases, this procedure may limit the size of the position that may be acquired or sold for a Fund. In addition, the Adviser understands that the persons employed by the Sub-Adviser to assist in the performance of the Sub-Adviser’s duties hereunder will not devote their full time to such service and nothing contained herein shall be deemed to limit or restrict the right of the Sub-Adviser or any affiliate of the Sub-Adviser to engage in and devote time and attention to other business or to render services of whatever kind or nature.

10.        Books and Records. In compliance with the requirements of Rule 31a-3 under the 1940 Act, the Sub-Adviser hereby agrees that all records which it specifically maintains for a Fund are the property of the Fund and further agrees to surrender promptly to the Fund copies of any of such records upon the Fund’s or the Adviser’s request. The Sub-Adviser further agrees to preserve for the periods prescribed by Rule 31a-2 under the 1940 Act the records relating to its activities hereunder required to be maintained by Rule 31a-1 under the 1940 Act and to preserve the records relating to its activities hereunder required by Rule 204-2 under the Advisers Act for the period specified in said Rule.

11.        Term of Agreement. Unless sooner terminated, this Agreement shall continue in effect until [August 1, 2015]. Thereafter, this Agreement shall continue automatically for successive annual periods, provided such continuance is specifically approved at least annually by the Board of each Fund in the manner required by the 1940 Act. This Agreement is terminable, without penalty, on 60 days’ written notice (the date of termination may be less than 60 days after the written notice of termination so long as the duration of the notice period is agreed upon by the Adviser and Sub-Adviser) by the Adviser, by a Fund’s Board, by vote of a majority of a Fund’s outstanding voting securities, or by the Sub-Adviser, and will immediately terminate upon termination of the Advisory Agreement with respect to a Fund. This Agreement also will terminate automatically in the event of its assignment (as defined in the 1940 Act). Any termination of this Agreement with respect to a Fund or Funds will not result in the termination of this Agreement with respect to any other Fund or Funds.

12.        Trade Settlement at Termination. Termination will be without prejudice to the completion of any transaction already initiated. On, or after, the effective date of termination, the Sub-Adviser shall be entitled, without prior notice to the Adviser or a Fund, to direct the Fund’s custodian to retain and/or realize any assets of the Fund as may be required to settle transactions already initiated. Following the date of effective termination, any new transactions will only be executed by mutual agreement between the Adviser and the Sub-Adviser.

13.        Indemnification. (a) The Adviser agrees to indemnify and hold harmless the Sub-Adviser and its members, partners, officers, employees, agents, successors and assigns (each a “Sub-Adviser Indemnified Person”) from and against any and all claims, losses, liabilities or damages (including reasonable attorneys’ fees and other related expenses) to which any Sub-Adviser Indemnified Person may become subject as a result of the Adviser’s material breach of this Agreement or as a result of the Adviser’s willful misfeasance, bad faith, gross negligence or reckless disregard of its obligations and duties hereunder or violation of applicable law; provided, however, that no Sub-Adviser Indemnified Person shall be indemnified for any claim, loss, liability or damage that may be sustained as a result of the Sub-Adviser’s Disqualifying Conduct.

(b)	The Sub-Adviser agrees to indemnify and hold harmless the Adviser and any Fund and their respective shareholders, members, partners, directors, officers, employees, agents, successors and assigns (each an “Adviser Indemnified Person”) from and against any and all claims, losses, liabilities or damages (including reasonable attorney’s fees and other related expenses) to which any Adviser Indemnified Person may become subject as a result of the Sub-Adviser’s material breach of this Agreement or as a result of the Sub-Adviser’s willful misfeasance, bad faith, gross negligence or reckless disregard of its obligations and duties hereunder or violation of applicable law; provided, however, that no Adviser Indemnified Person shall be indemnified for any claim, loss, liability or damage that may be sustained as a result of the Adviser’s Disqualifying Conduct.

14.        Delegation to Third Parties. Except where prohibited by applicable law or regulation, the Sub-Adviser may delegate or may employ a third party to perform any accounting, administrative, reporting and ancillary services required to enable the Sub-Adviser to perform its functions under this Agreement. Notwithstanding any other provision of the Agreement, the Sub-Adviser may provide information about the Adviser and any Fund to any such third party for the purposes of this paragraph, provided that the third party is subject to a confidentiality agreement that specifically prevents the misuse of any such information, including portfolio holdings. The Sub-Adviser will act in good faith and with due diligence in the selection, use and monitoring of third parties and shall be solely responsible for any loss, mistake, gross negligence or misconduct caused by such third party.

15.        Disclosure. (a) Neither the Adviser, on its own behalf or on behalf of any Fund, or the Sub-Adviser shall disclose information of a confidential nature acquired in consequence of this Agreement, except for information that they may be entitled or bound to disclose by law, regulation or that is disclosed to their advisors where reasonably necessary for the performance of their professional services or, in the case of the Sub-Adviser, as permitted in accordance with Section 14 of this Agreement.

(b)	Notwithstanding the provisions of Subsection 15(a), to the extent that any market counterparty with whom the Sub-Adviser deals requires information relating to any Fund (including, but not limited to, the identity of the Adviser or the Fund and market value of the Fund), the Sub-Adviser shall be permitted to disclose such information to the extent necessary to effect transactions on behalf of a Fund in accordance with the terms of this Agreement.

(c)	Notwithstanding the provisions of Subsections 15(a) and 15(b), the Sub-Adviser acknowledges that the Adviser and each Fund intend to rely on Rule 17a-7, Rule 17a-10, Rule 10f-3, Rule 12d3-1 and Rule 17e-1 under the 1940 Act.

16.        Instructions to Custodian. The Sub-Adviser shall have authority to issue to each Fund’s custodian such instructions as it may consider appropriate in connection with the settlement of any transaction relating to a Fund that it has initiated. The Adviser shall ensure that each Fund’s custodian is obliged to comply with any instructions of the Sub-Adviser given in accordance with this Agreement. The Sub-Adviser will not be responsible for supervising a Fund’s custodian.

17.        Representations and Warranties. (a) The Adviser represents and warrants to the Sub-Adviser that the Adviser:

(i)	has full power and authority to appoint the Sub-Adviser to manage a Fund in accordance with the terms of this Agreement; and

(ii) this Agreement is valid and has been duly authorized by appropriate action of the Adviser, the Board of each Fund and each Fund’s shareholders, does not violate any obligation by which the Adviser is bound, and when so executed and delivered, will be binding upon the Adviser in accordance with its terms subject to applicable bankruptcy, insolvency, reorganization or similar laws affecting creditors’ rights generally and general principles of equity.

(b)	The Sub-Adviser represents and warrants to the Adviser that the Sub-Adviser:

(i)	is registered as an “investment adviser” under the Advisers Act and will continue to be so registered for so long as this Agreement remains in effect;

(ii)	is not currently the subject of, and has not been the subject of during the last three (3) years, any enforcement action by a regulator, except as previously disclosed to the Adviser; and

(iii)	maintains insurance coverage in an appropriate amount and shall upon request provide to the Adviser any information it may reasonably require concerning the amount of or scope of such insurance.

18.        Miscellaneous.

(a)	Notices. All notices provided for by this Agreement shall be in writing and shall be deemed given when received, against appropriate receipt, by the General Counsel of the Adviser or Sub-Adviser, as the case may be, or such other person as a party shall designate by notice to the other parties.

(b)	Amendment. This Agreement may be amended at any time, but only by written agreement between the Adviser and the Sub-Adviser, which amendment must be approved by the Board of each affected Fund in the manner required by the 1940 Act. Notwithstanding the foregoing and subject to approval by the Board of a new Fund in the manner required by the 1940 Act, this Agreement may be amended at any time to add additional Funds and the compensation to the Sub-Adviser for such additional Funds to Appendix A, such mutual agreement between the Adviser and the Sub-Adviser to be evidenced by a revised Appendix A and performance of each parties obligations hereunder with respect to such new Funds.

(c)	Entire Agreement. This Agreement constitutes the entire agreement among the parties hereto and supersedes any prior agreement among the parties relating to the subject matter hereof.

(d)	Severability. If any provision of this Agreement will be held or made invalid by a court decision, statute, rule or otherwise, the remainder of this Agreement will not be affected thereby.

(e)	Headings. The paragraph headings of this Agreement are for convenience of reference and do not constitute a part hereof.

(f)	Governing Law. This Agreement shall be governed in accordance with the internal laws of the State of Illinois, without giving effect to principles of conflict of laws.

(g)	Use of Sub-Adviser’s Name. The Adviser shall furnish to the Sub-Adviser all prospectuses, proxy statements, reports to shareholders, sales literature or other material prepared for distribution which refers to the Sub-Adviser by name prior to the use thereof. The Adviser shall not use or cause any Fund to use any such materials if the Sub-Adviser reasonably objects to such use. This paragraph shall survive the termination of this Agreement.

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed by their respective duly authorized representatives as of the date first written above.

Nuveen Fund Advisors, LLC

By:

Name:

Title:

Nuveen Asset Management, LLC

By:

Name:

Title:

APPENDIX A

% Allocation of Management Fee (net of applicable breakpoints, waivers and reimbursements

Funds

A-1

Nuveen Investments

333 West Wacker Drive

Chicago, IL 60606-1286

(800) 257-8787

www.nuveen.com	JTP0814

NUVEEN FUNDS	PROXY
THIS PROXY IS SOLICITED BY THE BOARD OF THE FUND
FOR AN ANNUAL MEETING OF SHAREHOLDERS, AUGUST 5, 2014

COMMON SHARES

The Annual Meeting of Shareholders will be held Tuesday, August 5, 2014 at 10:00 a.m. Central time, in the offices of Nuveen Investments, 333 West Wacker Drive, Chicago, Illinois, 60606. At this meeting, you will be asked to vote on the proposals described in the proxy statement attached. The undersigned hereby appoints Kevin J. McCarthy and Gifford R. Zimmerman, and each of them, with full power of substitution, proxies for the undersigned, to represent and vote the shares of the undersigned at the Annual Meeting of Shareholders to be held on Tuesday, August 5, 2014, or any adjournment(s), postponement(s) or delay(s) thereof.

WHETHER OR NOT YOU PLAN TO JOIN US AT THE MEETING, PLEASE COMPLETE, DATE AND SIGN YOUR PROXY CARD AND RETURN IT IN THE ENCLOSED ENVELOPE SO THAT YOUR VOTE WILL BE COUNTED. AS AN ALTERNATIVE, PLEASE CONSIDER VOTING BY TELEPHONE AT 1-800-337-3503 OR OVER THE INTERNET (www.proxy-direct.com).

VOTE VIA THE INTERNET: www.proxy-direct.com VOTE BY TELEPHONE: 1-800-337-3503

NOTE: PLEASE SIGN YOUR NAME EXACTLY AS IT APPEARS ON THIS PROXY. IF SHARES ARE HELD JOINTLY, EACH HOLDER MUST SIGN THE PROXY. IF YOU ARE SIGNING ON BEHALF OF AN ESTATE, TRUST OR CORPORATION, PLEASE STATE YOUR TITLE OR CAPACITY.

Signature

Signature

Date

FUNDS
Nuveen All Cap Energy MLP Opportunities Fund	Nuveen Connecticut Premium Income Municipal Fund
Nuveen Credit Strategies Income Fund	Nuveen Flexible Investment Income Fund
Nuveen Floating Rate Income Fund	Nuveen Floating Rate Income Opportunity Fund
Nuveen Georgia Dividend Advantage Municipal Fund 2	Nuveen Intermediate Duration Municipal Term Fund
Nuveen Intermediate Duration Quality Municipal Term Fund	Nuveen Maryland Premium Income Municipal Fund
Nuveen Missouri Premium Income Municipal Fund	Nuveen North Carolina Premium Income Municipal Fund
Nuveen Preferred and Income Term Fund	Nuveen Preferred Income Opportunities Fund
Nuveen Quality Preferred Income Fund	Nuveen Quality Preferred Income Fund 2
Nuveen Quality Preferred Income Fund 3	Nuveen Senior Income Fund
Nuveen Short Duration Credit Opportunities Fund	Nuveen Virginia Premium Income Municipal Fund
Nuveen New York Dividend Advantage Municipal Fund	Nuveen New York Dividend Advantage Municipal Fund 2
Nuveen New York Performance Plus Municipal Fund, Inc.

VOTING OPTIONS

Read your proxy statement and have it at hand when voting.

THE BOARD RECOMMENDS THAT YOU VOTE “FOR” THE PROPOSALS.

In their discretion, the proxy holders are authorized to vote upon such other matters as may properly come before the meeting or any adjournment thereof.

Properly executed proxies will be voted as specified. If no other specification is made, such shares will be voted “FOR” each proposal.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK. Example: ■

1. To approve a new investment management agreement between the Fund and Nuveen Fund Advisors, LLC (“Nuveen Fund Advisors”), the Fund’s investment adviser.

		FOR	AGAINST	ABSTAIN			FOR	AGAINST	ABSTAIN
01	Nuveen All Cap Energy MLP Opportunities Fund	☐	☐	☐	02	Nuveen Connecticut Premium Income Municipal Fund	☐	☐	☐
03	Nuveen Credit Strategies Income Fund	☐	☐	☐	04	Nuveen Flexible Investment Income Fund	☐	☐	☐
05	Nuveen Floating Rate Income Fund	☐	☐	☐	06	Nuveen Floating Rate Income Opportunity Fund	☐	☐	☐
07	Nuveen Georgia Dividend Advantage MuniFund 2	☐	☐	☐	08	Nuveen Intermediate Duration Municipal Term Fund	☐	☐	☐
09	Nuveen Intermediate Duration Quality MuniTerm Fund	☐	☐	☐	10	Nuveen Maryland Premium Income Municipal Fund	☐	☐	☐
11	Nuveen Missouri Premium Income Municipal Fund	☐	☐	☐	12	Nuveen North Carolina Premium Income Muni Fund	☐	☐	☐
13	Nuveen Preferred and Income Term Fund	☐	☐	☐	14	Nuveen Preferred Income Opportunities Fund	☐	☐	☐
15	Nuveen Quality Preferred Income Fund	☐	☐	☐	16	Nuveen Quality Preferred Income Fund 2	☐	☐	☐
17	Nuveen Quality Preferred Income Fund 3	☐	☐	☐	18	Nuveen Senior Income Fund	☐	☐	☐
19	Nuveen Short Duration Credit Opportunities Fund	☐	☐	☐	20	Nuveen Virginia Premium Income Municipal Fund	☐	☐	☐
21	Nuveen New York Dividend Advantage Muni Fund	☐	☐	☐	22	Nuveen New York Dividend Advantage Muni Fund 2	☐	☐	☐
23	Nuveen New York Performance Plus Muni Fund, Inc.	☐	☐	☐

2a. To approve a new sub-advisory agreement between Nuveen Fund Advisors and Nuveen Asset Management, LLC.

		FOR	AGAINST	ABSTAIN			FOR	AGAINST	ABSTAIN
02	Nuveen Connecticut Premium Income Municipal Fund	☐	☐	☐	07	Nuveen Georgia Dividend Advantage MuniFund 2	☐	☐	☐
08	Nuveen Intermediate Duration Municipal Term Fund	☐	☐	☐	09	Nuveen Intermediate Duration Quality MuniTerm Fund	☐	☐	☐
10	Nuveen Maryland Premium Income Municipal Fund	☐	☐	☐	11	Nuveen Missouri Premium Income Municipal Fund	☐	☐	☐
12	Nuveen North Carolina Premium Income Muni Fund	☐	☐	☐	13	Nuveen Preferred and Income Term Fund	☐	☐	☐
14	Nuveen Preferred Income Opportunities Fund	☐	☐	☐	20	Nuveen Virginia Premium Income Municipal Fund	☐	☐	☐
21	Nuveen New York Dividend Advantage Muni Fund	☐	☐	☐	22	Nuveen New York Dividend Advantage Muni Fund 2	☐	☐	☐
23	Nuveen New York Performance Plus Muni Fund, Inc.	☐	☐	☐

2b. To approve a new sub-advisory agreement between Nuveen Fund Advisors and NWQ Investment Management Company, LLC.

		FOR	AGAINST	ABSTAIN			FOR	AGAINST	ABSTAIN
04	Nuveen Flexible Investment Income Fund	☐	☐	☐	14	Nuveen Preferred Income Opportunities Fund	☐	☐	☐

2c. To approve a new sub-advisory agreement between Nuveen Fund Advisors and Symphony Asset Management LLC.

		FOR	AGAINST	ABSTAIN			FOR	AGAINST	ABSTAIN
03	Nuveen Credit Strategies Income Fund	☐	☐	☐	05	Nuveen Floating Rate Income Fund	☐	☐	☐
06	Nuveen Floating Rate Income Opportunity Fund	☐	☐	☐	18	Nuveen Senior Income Fund	☐	☐	☐
19	Nuveen Short Duration Credit Opportunities Fund	☐	☐	☐

2d. To approve a new sub-advisory agreement between Nuveen Fund Advisors and Advisory Research, Inc.

		FOR	AGAINST	ABSTAIN
01	Nuveen All Cap Energy MLP Opportunities Fund	☐	☐	☐

2e. To approve a new sub-advisory agreement between Nuveen Fund Advisors and Spectrum Asset Management Inc.

		FOR	AGAINST	ABSTAIN
15	Nuveen Quality Preferred Income Fund	☐	☐	☐	16	Nuveen Quality Preferred Income Fund 2	☐	☐	☐
17	Nuveen Quality Preferred Income Fund 3	☐	☐	☐

3a. Election of Board Members: To withhold authority to vote for any individual nominee(s) mark the “For All Except” and write the nominee number(s) on the line provided.

01. William Adams IV 02. John K. Nelson 03. Thomas S. Schreier, Jr.

		FOR ALL	WITHHOLD ALL	FOR ALL EXCEPT			FOR ALL	WITHHOLD ALL	FOR ALL EXCEPT
02	Nuveen Connecticut Premium Income Municipal Fund	☐	☐	☐	05	Nuveen Floating Rate Income Fund	☐	☐	☐
06	Nuveen Floating Rate Income Opportunity Fund	☐	☐	☐	07	Nuveen Georgia Dividend Advantage MuniFund 2	☐	☐	☐
10	Nuveen Maryland Premium Income Municipal Fund	☐	☐	☐	11	Nuveen Missouri Premium Income Municipal Fund	☐	☐	☐
12	Nuveen North Carolina Premium Income Muni Fund	☐	☐	☐	13	Nuveen Preferred and Income Term Fund	☐	☐	☐
18	Nuveen Senior Income Fund	☐	☐	☐	19	Nuveen Short Duration Credit Opportunities Fund	☐	☐	☐
20	Nuveen Virginia Premium Income Municipal Fund	☐	☐	☐

3b. Election of Board Member.

03. Thomas S. Schreier, Jr.

		FOR	WITHHOLD				FOR	WITHHOLD
03	Nuveen Credit Strategies Income Fund	☐	☐		04	Nuveen Flexible Investment Income Fund	☐	☐
08	Nuveen Intermediate Duration Municipal Term Fund	☐	☐		09	Nuveen Intermediate Duration Quality MuniTerm Fund	☐	☐
14	Nuveen Preferred Income Opportunities Fund	☐	☐		15	Nuveen Quality Preferred Income Fund	☐	☐
16	Nuveen Quality Preferred Income Fund 2	☐	☐		17	Nuveen Quality Preferred Income Fund 3	☐	☐
21	Nuveen New York Dividend Advantage Muni Fund	☐	☐		22	Nuveen New York Dividend Advantage Muni Fund 2	☐	☐

Important Notice Regarding the Availability of Proxy Materials for the Nuveen Annual

Meeting of Shareholders to Be Held on August 5, 2014.

The Proxy Statement for this meeting is available at:

http://www.nuveenproxy.com/ProxyInfo/CEF/Default.aspx

IMPORTANT: PLEASE SIGN AND DATE BEFORE MAILING.

EVERY SHAREHOLDER’S VOTE IS IMPORTANT

Please detach at perforation before mailing.

[NAME OF FUND] THIS PROXY IS SOLICITED BY THE BOARD OF THE FUND FOR A SPECIAL MEETING OF SHAREHOLDERS, AUGUST 5, 2014	PROXY

PREFERRED SHARES

A Special Meeting of Shareholders will be held Tuesday August 5, 2014 at 10:00 a.m. Central time, in the offices of Nuveen Investments, 333 West Wacker Drive, Chicago, Illinois, 60606. At this meeting, you will be asked to vote on the proposal described in the proxy statement attached. The undersigned hereby appoints Kevin J. McCarthy and Gifford R. Zimmerman, and each of them, with full power of substitution, proxies for the undersigned, to represent and vote the shares of the undersigned at the Special Meeting of Shareholders to be held on Tuesday, August 5, 2014, or any adjournment(s), postponement(s) or delay(s) thereof.

WHETHER OR NOT YOU PLAN TO JOIN US AT THE MEETING, PLEASE COMPLETE, DATE AND SIGN YOUR PROXY CARD AND RETURN IT IN THE ENCLOSED ENVELOPE SO THAT YOUR VOTE WILL BE COUNTED.

NOTE: PLEASE SIGN YOUR NAME EXACTLY AS IT APPEARS ON THIS PROXY. IF SHARES ARE HELD JOINTLY, EACH HOLDER MUST SIGN THE PROXY. IF YOU ARE SIGNING ON BEHALF OF AN ESTATE, TRUST OR CORPORATION, PLEASE STATE YOUR TITLE OR CAPACITY.

Signature

Signature

Date

EVERY SHAREHOLDER’S VOTE IS IMPORTANT

Important Notice Regarding the Availability of Proxy Materials for the Special

Meeting of Shareholders to Be Held on August 5, 2014.

The Proxy Statement for this meeting is available at:

http://www.nuveenproxy.com/ProxyInfo/CEF/Default.aspx

Please detach at perforation before mailing.

In their discretion, the proxy holders are authorized to vote upon such other matters as may properly come before the meeting or any adjournment thereof.

Properly executed proxies will be voted as specified. If no other specification is made, such shares will be voted “FOR” the proposal.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK. Example:  ■

1.	To approve a new investment management agreement between the Fund and Nuveen Fund Advisors, LLC (“Nuveen Fund Advisors”), the Fund’s investment adviser.	FOR	AGAINST	ABSTAIN
		☐	☐	☐
2d.	To approve a new sub-advisory agreement between Nuveen Fund Advisors and [NAME OF SUB-ADVISER].	FOR	AGAINST	ABSTAIN
		☐	☐	☐
3a.	Election of Board Members:
	01. William Adams IV	FOR ALL	WITHHOLD ALL	FOR ALL EXCEPT
	02. John K. Nelson	☐	☐	☐
03. Thomas S. Schreier, Jr.

INSTRUCTIONS: To withhold authority to vote for any individual nominee(s), mark the box “FOR ALL EXCEPT” and write the nominee’s number on the line provided below.

WE URGE YOU TO SIGN, DATE AND MAIL THIS PROXY PROMPTLY